UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington,D.C.20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund: BlackRock Series Fund, Inc.
                           BlackRock Balanced Capital Portfolio
                           BlackRock Capital Appreciation Portfolio
                           BlackRock Global Allocation Portfolio
                           BlackRock Government Income Portfolio
                           BlackRock High Income Portfolio
                           BlackRock Large Cap Core Portfolio
                           BlackRock Money Market Portfolio
                           BlackRock Total Return Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Series Fund, Inc.,
         55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 456-4587

Date of fiscal year end: 12/31/2010

Date of reporting period: 06/30/2010

Item 1 – Report to Stockholders

BlackRock Series Fund, Inc.

  BlackRock Balanced Capital Portfolio
  BlackRock Capital Appreciation Portfolio
  BlackRock Global Allocation Portfolio
  BlackRock Government Income Portfolio
  BlackRock High Income Portfolio
  BlackRock Large Cap Core Portfolio
  BlackRock Money Market Portfolio
  BlackRock Total Return Portfolio

Semi-Annual Report (Unaudited)
June 30, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the past several months have seen high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe and mixed economic data that have raised concerns over the possibility that some economies could slide back into recession. Despite the uneven nature of recent market conditions, we continue to believe that the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode for most regions of the world. Regarding the US economy, we believe it is unlikely that the United States will experience a “double dip” recession, although we acknowledge that subpar growth is likely to persist for some time.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. Volatility levels, however, have remained elevated — primarily as a result of uneven economic data and lingering deflation issues (especially in Europe). As the period drew to a close, equity markets had endured a significant correction that drove stock prices into negative territory on a year-to-date basis in almost every market. Over a 12-month basis, however, global equities posted positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down. Within the United States, smaller cap stocks have noticeably outperformed large caps.

In fixed income markets, yields have been moving unevenly over the past six and twelve months as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, however, Treasury yields fell sharply as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. As a result, US Treasuries became one of the world’s best-performing asset classes on a six-month basis. High yield bonds have also continued to perform well, thanks in large part to ongoing high levels of investor demand. Meanwhile, municipal bonds performed in-line with their taxable counterparts on a 12-month basis, but slightly underperformed over the last six months as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of June 30, 2010	6-month	12-month

US equities (S&P 500 Index)	(6.65)%	14.43%
Small cap US equities (Russell 2000 Index)	(1.95)	21.48
International equities (MSCI Europe, Australasia, Far East Index)	(13.23)	5.92
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	9.36	8.20
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.33	9.50
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.31	9.61
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	4.45	26.66

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility and questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC.

THIS PAGE NOT PART OF YOUR FUND REPORT

BlackRock Series Fund, Inc.
Portfolio Management Commentary

BlackRock Balanced Capital Portfolio

How did the Portfolio perform?

  Stocks underperformed bonds during the six-month period, as the Barclays Capital U.S. Aggregate Bond Index gained 5.33% while the Russell 1000 Index declined (6.40)%. The Portfolio returned (3.26)%, underperforming its blended benchmark (60% Russell 1000 Index/40% Barclays Capital U.S. Aggregate Bond Index), which returned (1.63)%.

What factors influenced performance?

  The Portfolio’s allocation between equity and fixed income detracted modestly from performance relative to the blended benchmark. The Portfolio was slightly overweight in equities, which underperformed bonds during the first half of 2010. Security selection and sector allocation in the equity segment of the Portfolio further detracted from performance. Negative performance in the financials, consumer staples and information technology sectors overshadowed positive results in the health care and consumer discretionary sectors. The largest individual detractors for the period were Harley-Davidson, Inc., Western Digital Corp., Seagate Technology Holdings, Microsoft Corp. and AES Corp. An underweight in Apple, Inc. also hindered returns.

  Security selection and sector allocation in the fixed income segment of the Portfolio contributed positively to performance during the period. In particular, an allocation outside the index to non-agency mortgage- backed securities (MBS) proved advantageous, as did an overweight to commercial MBS, asset-backed securities and investment-grade agency MBS, as well as strategic yield curve positioning.

Describe recent portfolio activity.

  In late January, we trimmed the Portfolio’s exposure to equities and then re-established some of that position in late June. Within the equity segment, exposure to the information technology, consumer discretionary, materials and financials sectors was increased, and exposure to telecommunication services and energy was reduced.

  In the fixed income segment, exposure to government- owned and government-related assets was increased, and exposure to higher risk, non-government assets was reduced.

Describe Portfolio positioning at period end.

  At the end of the period, the Portfolio was overweight in equities and underweight in fixed income relative to the blended benchmark. Compared to the Barclays Capital U. S. Aggregate Bond Index, the fixed income segment remained underweight in government-related sectors in favor of non-government spread sectors. The Portfolio held out-of-index allocations to non-agency MBS and non-US government bonds, and duration was slightly short relative to the benchmark. The equity segment maintained its pro-cyclical bias and capitalized on market weakness at the end of the period to increase that exposure. Relative to the Russell 1000 Index, the equity segment was overweight in health care and materials and underweight in financials, consumer staples and industrials.

BlackRock Capital Appreciation Portfolio

How did the Portfolio perform?

  During the period, the Portfolio’s name was changed from BlackRock Fundamental Growth Portfolio to BlackRock Capital Appreciation Portfolio.

  For the six-month period ended June 30, 2010, the Portfolio returned (7.89)%, slightly underperforming its benchmark, the Russell 1000 Growth Index, which returned (7.65)%.

What factors influenced performance?

  Stock selection in the financials sector negatively affected performance during the period. The financial regulatory reform debate, which gathered momentum during the second quarter of 2010, adversely impacted select holdings (notably, Moody’s Corp. and JPMorgan Chase & Co.).

  The Portfolio’s investment in the consumer staples sector also detracted from performance. Stock selection in the tobacco and beverages industries disappointed, with The Coca-Cola Co. posting notable declines.

  Conversely, sector allocation benefited performance during the period, as the Portfolio held overweights in the two top-performing major sectors, industrials and consumer discretionary, and underweights in the poor-performing materials and utilities sectors.

  The Portfolio generated outperformance from stock selection in the industrials sector, where we built a significant investment in transportation-related companies. Each of these companies, including truck engine manufacturer Cummins, Inc. and Delta Air Lines, Inc., appreciated during the period as they continue to experience strong industry growth.

  In addition, stock selection in the computer hardware, software and internet software & services industries generated outperformance in information technology (IT).

Describe recent portfolio activity.

  During the six-month period, we continued to position the Portfolio more opportunistically, with increases in consumer discretionary and industrials coming at the expense of health care and consumer staples.

Describe Portfolio positioning at period end.

  At the end of June, the annual reconstitution of the Russell Index resulted in significant changes to the Index sector weightings. At period end, the Portfolio held notable overweight positions in health care and IT, and was underweight in energy and materials.

BlackRock Global Allocation Portfolio

How did the Portfolio perform?

  For the six-month period, the Portfolio returned (4.33)%, underperforming its Reference Benchmark, which returned (4.23)%, and outperforming the Financial Times Stock Exchange (FTSE) World Index, which returned (9.66)% for the same period. The Portfolio invests in both equities and bonds; the Reference Benchmark is more representative of the Portfolio’s composition and is, therefore, a more comparable benchmark. The following discussion of performance is relative to the Reference Benchmark. Please refer to Footnote 6 on page 9 of this report for a complete description of the Reference Benchmark.

What factors influenced performance?

  Detracting moderately from the Portfolio’s relative performance was stock selection in Japan and the UK, as well as an overweight allocation and stock selection in Brazil and an underweight allocation and stock selection in Germany. From a sector perspective, underweight allocations and stock selection in consumer discretionary and consumer staples detracted from performance, as did an overweight allocation and stock selection in energy. In addition, stock selection in industrials contributed negatively.

  Contributing favorably to the Portfolio’s performance was its overweight and stock selection in Canada and Singapore, as well as overweights in India and Malaysia. The Portfolio also benefited from stock selection in Taiwan and underweight allocations to Spain and Italy. From a sector perspective, the Portfolio’s stock selection in materials, telecommunication services (telecom) and health care was beneficial to returns, as were its underweight allocations and stock selection in financials and utilities.

Describe recent portfolio activity.

  During the six-month period, the Portfolio’s overall equity allocation remained unchanged at 58% of net assets. Within equities, the Portfolio increased its weighting in

North America, and decreased its weightings in Europe and Latin America. On a sector basis, the Portfolio increased its equity weightings in materials, consumer discretionary, utilities, information technology (IT), and financials, and decreased its weightings in health care, energy, industrials and consumer staples.

  The Portfolio’s allocation to fixed income decreased from 34% of net assets to 32% as decreases in US Treasury inflation-protected securities, Japanese government bonds and European government bonds were partially offset by increases in nominal US Treasuries and US corporate bonds. The Portfolio’s cash equivalents increased from 8% of net assets to 10%.

Describe Portfolio positioning at period end.

  Compared to its Reference Benchmark, the Portfolio ended the period underweight in equities, underweight in fixed income and, consequently, overweight in cash equivalents. Within the equity segment, the Portfolio is underweight in the US and Europe, and overweight in Asia and Latin America.

  On a sector basis, the Portfolio is overweight in materials, telecom, energy and health care. The Portfolio’s sector underweights include consumer discretionary, financials, consumer staples, IT, industrials and utilities.

  As for currency exposure, the Portfolio is underweight in the euro, the Japanese yen, the British pound and the Australian dollar, and maintains overweights in the US dollar, the Brazilian real, the Russian ruble, the Canadian dollar and several Asian currencies, including the Singapore dollar, the Malaysian ringgit and the Indian rupee.

  The Portfolio’s period end cash position was 10%. Over the course of the past six months, cash has helped mitigate portfolio volatility and served as a source of funds for new investments. Currently, the Portfolio is overweight in cash equivalents relative to its Reference Benchmark, partially to keep overall portfolio duration low.

BlackRock Government Income Portfolio

How did the Portfolio perform?

  For the six-month period ended June 30, 2010, the Portfolio returned 7.11%, outperforming its benchmark, a 50%/50% blend of the Barclays Capital Mortgage- Backed Securities Index and the BofA Merrill Lynch 10- Year Treasury Index, which returned 6.90% for the same period.

What factors influenced performance?

  Spread sectors generally performed well during the six- month period, even in the face of weaker economic data and the European sovereign debt crisis. As a result, the Portfolio’s exposure to non-agency mortgage- backed securities (MBS), which are not represented in the benchmark index, benefited performance. Also additive to Portfolio results was an overweight position in agency MBS, particularly 30-year pass-throughs, which performed well following the end of the Federal Reserve’s mortgage purchase program and through the second quarter. Finally, a longer duration bias and a yield-curve-flattening position aided Portfolio performance as the curve flattened in the latter half of the period.

  Conversely, the Portfolio’s yield curve positioning in the first half of the reporting period modestly detracted from performance.

Describe recent portfolio activity.

  Early in the six-month period, we increased the Portfolio’s exposure to US Treasuries. However, given the second-quarter rally in government assets, we reduced exposure to the sector and the Portfolio ended the period with less exposure than where it began. We also reduced exposure to agency mortgages (primarily at the bottom of the coupon stack) following strong performance due to favorable supply and demand conditions. We also reduced the Portfolio’s position in agency debt and increased exposure to foreign government-guaranteed issuers.

Describe Portfolio positioning at period end.

  As of the end of the period, the Portfolio’s duration was short relative to the benchmark. The Portfolio was underweight in government-related sectors including Treasuries and agency mortgages, which face increased refinancing risk due to the recent rally in government assets pushing rates down. The Portfolio also had modest allocations to agency debt and foreign government-guaranteed paper at period end. In the non-government space, the Portfolio continued to hold an allocation outside of the benchmark indexes in non-agency MBS, which we believe are attractive given their high loss-adjusted yields.

BlackRock High Income Portfolio

How did the Portfolio perform?

  For the six-month period ended June 30, 2010, the Portfolio returned 4.47%, marginally outperforming its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, which returned 4.45%.

What factors influenced performance?

  Security selection in home construction and aerospace & defense drove the Portfolio’s performance during the period. An underweight in technology also positively affected returns. Strong security selection within lower-rated credits was also beneficial to performance.

  Conversely, the Portfolio was negatively impacted by security selection in non-captive diversified, paper, and chemical. Security selection within the higher end of the high yield quality range also detracted from returns.

Describe recent Portfolio activity.

  During the six-month period, we selectively participated in the new-issue calendar, seeking higher-quality credits that were coming to market with solid risk-reward profiles and stable fundamentals. We also continued to seek out opportunities in new senior-secured bonds offering attractive downside protection. Early in the period, we reduced exposure to lower-quality names and replaced beta with small positions in equity-like credits and convertible bonds. However, as the high yield market experienced considerable volatility due to ongoing global macroeconomic concerns, we reduced exposure to positions exhibiting higher beta and/or equity-correlated risks, in light of their larger susceptibility to market weakness.

Describe Portfolio positioning at period end.

  As of period-end, the Portfolio was overweight in the packaging, wireless and metals sectors and underweight in technology, gaming and banking. Overall, we remain constructive on high yield and maintain our view that the asset class is attractively priced for a slow structural recovery in 2010. We believe the combination of improving U.S. economic data, strengthening corporate trends and declining default volumes should bode well for the asset class. Historically, high yield has performed strongly in post-recessionary periods. We believe high yield’s ability to offer attractive yields with minimal duration risk, as well as its potential to provide equity-like returns, makes the asset class a compelling investment choice as the economy recovers.

BlackRock Large Cap Core Portfolio

How did the Portfolio perform?

  For the six-month period ended June 30, 2010, the Portfolio returned (8.72)%, underperforming its benchmark, the Russell 1000 Index, which returned (6.40)%.

What factors influenced performance?

  Overall, negative results in financials, consumer staples and information technology (IT) sectors overshadowed positive results in health care and consumer discretionary.

  In financials, an underweight in commercial banks and a lack of exposure to real estate investment trusts hampered returns, as both segments performed well during the period. Underweights and stock selection in the more defensive food products and household products industries accounted for the majority of weakness within consumer staples. Within IT, stock selection was the primary detractor, which more than offset the positive effects of the Portfolio’s underweight in the sector. Weakness was most evident in the hardware-related industries, due to concerns regarding consumer PC demand.

  The largest individual detractors were Harley-Davidson, Inc., Western Digital Corp., Seagate Technology Holdings, and Microsoft Corp. An underweight in Apple, Inc. also hindered relative returns.

  Conversely, health care accounted for the largest contribution to Portfolio performance. On a relative basis, the strongest-performing industry was pharmaceuticals, given its defensive nature and positive pipeline news from select holdings. Additionally, a significant overweight in the health care providers & services industry boosted results. Positive results in the consumer discretionary sector also added to performance, primarily due to stock selection in specialty retail where we focused on more defensive discount retailers.

  The largest individual contributors to performance were Ross Stores, Inc., Advance Auto Parts, Inc., Limited Brands, Inc., AmerisourceBergen Corp., The Estee Lauder Cos., Inc. and TJX Cos., Inc. An underweight in Google, Inc. enhanced Portfolio returns as well.

Describe recent portfolio activity.

  During the six-month period, we increased the Portfolio’s exposure to IT, consumer discretionary, materials and financials. We reduced exposure to telecommunication services and energy.

  The largest purchases within the Portfolio were Chevron Corp., Bristol-Myers Squibb Co., Seagate Technology Holdings, Intel Corp. and Freeport-McMoRan Copper & Gold Inc. The largest sales included AT&T, Inc., Oracle Corp. and Philip Morris International Inc.

Describe Portfolio positioning at period end.

  As of June 30, 2010, we maintained the Portfolio’s pro-cyclical bias and used weakness at the end of the period to boost that exposure, believing that the market was beginning to discount a double-dip recession (an event we consider unlikely). The Portfolio’s largest sector overweights relative to the benchmark included health care, materials and consumer discretionary, while financials, consumer staples and industrials represented the largest underweights. As always, we rely on a disciplined investment process and a belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance over the long term.

BlackRock Total Return Portfolio

How did the Portfolio perform?

  For the six-month period ended June 30, 2010, the Portfolio returned 6.57%, outperforming its benchmark, the Barclays Capital US Aggregate Bond Index, which returned 5.33%.

What factors influenced performance?

  The Portfolio’s strong relative performance for the period is attributable to its allocation to non-agency mortgage- backed securities (MBS) (which are not represented in the benchmark index), as well as overweight exposures to commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and investment-grade agency MBS. Active yield curve positioning throughout the period also benefited performance.

  Conversely, duration positioning was a negligible detractor during the period.

Describe recent portfolio activity.

  During the course of the period, we made some asset allocation shifts within the Portfolio. Most notably, we trimmed exposure to higher-risk, non-government assets and increased exposure to government-owned and government-related assets.

  As relative value opportunities presented themselves, we became very active in our sector reallocations. When the period began, the Portfolio was overweight in non-government sectors, such as non-agency MBS, CMBS, ABS and corporate credit, both investment-grade and high-yield. At this time, the market was rewarding risk, as the economy weakly rebounded amid a continued low federal funds rate and quantitative easing.

  Midway through the period, it started to appear that risk assets were becoming fairly valued and, in some cases, overvalued (e.g., credit). In light of this, coupled with our concerns that a flight to quality could be prompted by an economic slowdown or an exogenous event, we began reducing risk in the Portfolio. This involved trimming holdings of credit, CMBS and, to a lesser extent, non-agency MBS. Much of the proceeds from these sales were invested in government-related sectors, such as US Treasuries, agency MBS, FDIC-guaranteed debt and agency debentures.

  These relative value-based sector reallocations were rewarded when the Greek funding crisis boiled over and eventually spread to the Eurozone. The resulting flight to quality pushed spreads on risk assets wider and caused a rally in government and related sectors. As the period ended, it appeared to us that the flight-to-quality ran its course, causing us to evaluate the merits of prudently reintroducing risk to the Portfolio.

Describe portfolio positioning at period end.

  While the Portfolio had reduced its exposure to risk assets, at period end it remained underweight in government-related sectors in favor of non-government spread sectors. Within government sectors, the Portfolio is slightly overweight in FDIC-guaranteed debt, while underweight in Treasuries and agency MBS. Within the non-government sectors, the Portfolio is overweight in high-quality CMBS, ABS and investment-grade corporate debt. The Portfolio also holds allocations outside of the benchmark index to non-agency MBS, high-yield corporate debt and non-US government bonds. At the end of the period, the Portfolio’s duration was slightly short relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BlackRock Series Fund, Inc.
Performance Information
As of June 30, 2010

	Standardized 30-Day Yield	6-Month Total Returns[1]	Average Annual Total Returns[1]
			1 Year	5 Years	10 Years

BlackRock Balanced Capital Portfolio	—[2]	(3.26)%	12.99%	1.17%	0.50%

BlackRock Capital Appreciation Portfolio	—[2]	(7.89)	14.87	1.07	(2.97)

BlackRock Global Allocation Portfolio	—[2]	(4.33)	10.19	7.01	5.42

BlackRock Government Income Portfolio	4.26%	7.11	9.25	4.46	5.57

BlackRock High Income Portfolio	8.11	4.47	28.97	5.71	5.54

BlackRock Large Cap Core Portfolio	—[2]	(8.72)	11.32	(1.11)	(0.22)

BlackRock Total Return Portfolio	4.33	6.57	15.90	4.19	5.76

[1]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

[2]	Yields are not applicable for this type of fund.

Yields	7-Day SEC Yield	7-Day Yield

BlackRock Money Market Portfolio	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment

BlackRock Balanced Capital Portfolio

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Balanced Capital Portfolio invests in US and foreign equity and fixed income securities.

[2]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds rated BBB or better, mortgages and US Treasury and Government agency issues with at least one year to maturity.
[3]	This unmanaged index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
[4]	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000 Index (60%) and Barclays Capital US Aggregate Bond Index (40%).

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (continued)

BlackRock Capital Appreciation Portfolio

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Capital Appreciation Portfolio invests in equity securities of US companies of any size, but emphasizes equity securities of companies with the potential to achieve above-average earnings growth.

[2]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[3]	This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation.

Past performance is not indicative of future results.

BlackRock Global Allocation Portfolio

[4]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Global Allocation Portfolio invests in a portfolio of equity, debt and money market securities.

[5]	This unmanaged market capitalization-weighted index is comprised of nearly 2,000 equities from 24 countries in 12 regions, including the United States.
[6]

This Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% of the FTSE World Index (ex US); 24% of the BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% of the Citigroup Non-US Dollar World Government Bond Index.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (continued)

BlackRock Government Income Portfolio

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, BlackRock Government Income Portfolio invests at least 80% of its assets in bonds and other debt securities that are issued or guaranteed by the US government or US government agencies or government-sponsored enterprises.

[2]

The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the BofA Merrill Lynch 10-Year US Treasury Index (50%). The Barclays Capital Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The BofA Merrill Lynch 10-Year US Treasury Index is a widely recognized unmanaged one security index that consists of the current “on-the-run” 10-Year Treasury issue. Performance of the index does not reflect the deduction of fees, expenses or taxes.

Past performance is not indicative of future results.

BlackRock High Income Portfolio

[3]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock High Income Portfolio invests under normal circumstances at least 80%, and typically invests 90% or more, of its net assets in fixed income securities, such as corporate bonds, mortgage-backed securities, convertible securities, preferred stocks and government obligations.

[4]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. Performance of the index does not reflect the deduction of fees, expenses or taxes.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (concluded)

BlackRock Large Cap Core Portfolio

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, BlackRock Large Cap Core Portfolio invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.

[2]	This unmanaged index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past performance is not indicative of future results.

BlackRock Total Return Portfolio

[3]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Total Return Portfolio under normal circumstances will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks and government obligations.

[4]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds rated BBB or better, mortgages and US Treasury and Government agency issues with at least one year to maturity.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Disclosure of Expenses

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including investment advisory fees and other Portfolio expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Actual	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[1]	Annualized Expense Ratio

BlackRock Balanced Capital Portfolio (excluding interest expense)	$1,000	$967.40	$2.20	0.45%

BlackRock Balanced Capital Portfolio (including interest expense)	$1,000	$967.40	$2.73	0.56%

BlackRock Capital Appreciation Portfolio	$1,000	$921.10	$2.24	0.47%

BlackRock Global Allocation Portfolio (excluding dividend expense)	$1,000	$956.70	$2.43	0.50%

BlackRock Global Allocation Portfolio (including dividend expense)	$1,000	$956.70	$2.47	0.51%

BlackRock Government Income Portfolio (excluding interest expense)	$1,000	$1,071.10	$2.57	0.50%

BlackRock Government Income Portfolio (including interest expense)	$1,000	$1,071.10	$3.24	0.63%

BlackRock High Income Portfolio	$1,000	$1,044.70	$2.53	0.50%

BlackRock Large Cap Core Portfolio	$1,000	$912.80	$2.18	0.46%

BlackRock Money Market Portfolio	$1,000	$1,000.00	$1.49	0.30%

BlackRock Total Return Portfolio (excluding interest expense)	$1,000	$1,065.70	$2.56	0.50%

BlackRock Total Return Portfolio (including interest expense)	$1,000	$1,065.70	$3.53	0.69%

Hypothetical (5% annual return before expenses)[2]

BlackRock Balanced Capital Portfolio (excluding interest expense)	$1,000	$1,022.57	$2.26	0.45%

BlackRock Balanced Capital Portfolio (including interest expense)	$1,000	$1,022.02	$2.81	0.56%

BlackRock Capital Appreciation Portfolio	$1,000	$1,022.47	$2.36	0.47%

BlackRock Global Allocation Portfolio (excluding dividend expense)	$1,000	$1,022.32	$2.51	0.50%

BlackRock Global Allocation Portfolio (including dividend expense)	$1,000	$1,022.27	$2.56	0.51%

BlackRock Government Income Portfolio (excluding interest expense)	$1,000	$1,022.32	$2.51	0.50%

BlackRock Government Income Portfolio (including interest expense)	$1,000	$1,021.68	$3.16	0.63%

BlackRock High Income Portfolio	$1,000	$1,022.32	$2.51	0.50%

BlackRock Large Cap Core Portfolio	$1,000	$1,022.52	$2.31	0.46%

BlackRock Money Market Portfolio	$1,000	$1,023.31	$1.51	0.30%

BlackRock Total Return Portfolio (excluding interest expense)	$1,000	$1,022.32	$2.51	0.50%

BlackRock Total Return Portfolio (including interest expense)	$1,000	$1,021.38	$3.46	0.69%

[1]	Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BlackRock Series Fund, Inc.
Portfolio Information as of June 30, 2010

Portfolio Composition for BlackRock Balanced Capital Portfolio	Percent of Long Term Investments

Common Stocks	51%
U.S. Government Sponsored Agency Securities	25
Corporate Bonds	9
Non-Agency Mortgage-Backed Securities	6
U.S. Treasury Obligations	3
Asset-Backed Securities	3
Foreign Agency Obligations	1
Taxable Municipal Bonds	1
Preferred Securities	1

Sector Allocation for BlackRock Capital Appreciation Portfolio	Percent of Long-Term Investments

Information Technology	35%
Consumer Discretionary	15
Industrials	15
Health Care	14
Consumer Staples	9
Energy	4
Financials	4
Materials	3
Telecommunication Services	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Portfolio Composition for BlackRock Global Allocation Portfolio	Percent of Net Assets		Reference Benchmark[4] Percentages

U.S. Equities	31%[1]		36%
European Equities	7	[1]	12
Asian-Pacific Equities	13	[1]	9
Other Equities	7		3
Total Equities	58	[2]	60
U.S. Dollar Denominated Fixed Income Securities	23		24
U.S. Issuers	16		—
Non-U.S. Issuers	7		—
Non-U.S. Dollar Denominated Fixed Income Securities	9		16
Total Fixed Income Securities	32		40
Cash & Cash Equivalents[3]	10		—

[1]	Includes value of financial futures contracts.
[2]	Included Preferred Stock.
[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500 Index; 24% FTSE World Index (ex US) Equities; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

BlackRock Series Fund, Inc.
Portfolio Information as of June 30, 2010 (concluded)

Portfolio Composition for BlackRock Government Income Portfolio	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	79%
U.S. Treasury Obligations	18
Corporate Bonds	1
Non-Agency Mortgage-Backed Securities	1
Foreign Agency Obligations	1

Credit Quality Allocation for BlackRock High Income Portfolio[1]	Percent of Corporate Bond Investments

BBB/Baa	4%
BB/Ba	38
B	44
CCC/Caa	10
Not Rated	4

[1] Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

Sector Allocation for BlackRock Large Cap Core Portfolio	Percent of Long-Term Investments

Information Technology	19%
Health Care	19
Consumer Discretionary	14
Energy	13
Industrials	8
Consumer Staples	7
Materials	7
Financials	7
Utilities	3
Telecommunication Services	3

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Portfolio Composition for BlackRock Money Market Portfolio	Percent of Net Assets

Commercial Paper	27%
U.S. Government Sponsored Agency Obligations	24
Certificates of Deposit	22
U.S. Treasury Obligations	14
Municipal Bonds	12
Corporate Notes	3
Liabilities in Excess of Other Assets	(2)
Total	100%

Portfolio Composition for BlackRock Total Return Portfolio	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	50%
Corporate Bonds	19
U.S. Treasury Obligations	14
Non-Agency Mortgage-Backed Securities	9
Asset-Backed Securities	4
Foreign Agency Obligations	2
Taxable Municipal Bonds	1
Preferred Securities	1

BlackRock Series Fund, Inc.
The Benefits and Risks of Leveraging

Certain Portfolios may utilize leverage to seek to enhance their yield and Net Asset Value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage by entering into reverse repurchase agreements and treasury rolls.

In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Portfolios on their longer-term portfolio investments. To the extent that the total assets of the Portfolios (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Portfolios will benefit from the incremental net income.

Furthermore, the value of the Portfolios’ investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Portfolios’ NAV positively or negatively in addition to the impact on the Portfolio performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolios, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolios’ NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolios’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolios’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Portfolios may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Portfolios to incur losses. The use of leverage may limit the Portfolios’ ability to invest in certain types of securities or use certain types of hedging strategies. The Portfolios will incur expenses in connection with the use of leverage and may reduce income.

Derivative Financial Instruments

Certain Portfolios may invest in various derivative instruments, including swaps, options, financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Portfolios’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolios to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Portfolios can realize on an investment, may result in lower dividends paid to shareholders or may cause the Portfolios to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense—2.8%
Honeywell International, Inc.	106,000	$4,137,180
L-3 Communications Holdings, Inc.	41,000	2,904,440
Northrop Grumman Corp.	62,000	3,375,280
Raytheon Co.	78,000	3,774,420

		14,191,320

Airlines—0.7%
Southwest Airlines Co.	311,000	3,455,210

Automobiles—0.6%
Harley-Davidson, Inc.	144,000	3,201,120

Beverages—0.8%
Dr. Pepper Snapple Group, Inc.	101,000	3,776,390

Biotechnology—0.9%
Amgen, Inc. (a)	89,000	4,681,400

Chemicals—0.2%
Albemarle Corp.	20,000	794,200

Commercial Banks—0.1%
Wells Fargo & Co.	23,000	588,800

Communications Equipment—0.6%
Cisco Systems, Inc. (a)	33,000	703,230
Motorola, Inc. (a)	16,000	104,320
Tellabs, Inc.	327,000	2,089,530

		2,897,080

Computers & Peripherals—3.4%
Apple, Inc. (a)	15,000	3,772,950
Dell, Inc. (a)	291,000	3,509,460
SanDisk Corp. (a)	78,000	3,281,460
Seagate Technology Holdings (a)	260,000	3,390,400
Western Digital Corp. (a)	99,000	2,985,840

		16,940,110

Construction & Engineering—0.9%
Shaw Group, Inc. (a)	93,000	3,182,460
URS Corp. (a)	32,000	1,259,200

		4,441,660

Consumer Finance—0.8%
Capital One Financial Corp.	94,000	3,788,200

Containers & Packaging—0.5%
Crown Holdings, Inc. (a)	55,000	1,377,200
Sonoco Products Co.	40,000	1,219,200

		2,596,400

Diversified Financial Services—1.4%
Bank of America Corp.	93,000	1,336,410
Citigroup, Inc. (a)	1,132,000	4,256,320
JPMorgan Chase & Co.	41,000	1,501,010

		7,093,740

Diversified Telecommunication Services—1.3%
AT&T Inc.	48,000	1,161,120
Verizon Communications, Inc.	184,000	5,155,680

		6,316,800

Electric Utilities—0.1%
Edison International	20,000	634,400

Electrical Equipment—0.7%
Emerson Electric Co.	83,000	3,626,270

Energy Equipment & Services—2.5%
Atwood Oceanics, Inc. (a)	36,000	918,720
Nabors Industries Ltd. (a)	158,000	2,783,960
National Oilwell Varco, Inc.	97,000	3,207,790
Rowan Cos., Inc. (a)	135,000	2,961,900
Tidewater, Inc.	67,000	2,594,240

		12,466,610

Food & Staples Retailing—1.2%
Safeway, Inc.	113,000	2,221,580
Walgreen Co.	149,000	3,978,300

		6,199,880

Food Products—0.9%
The Hershey Co.	16,000	766,880
Sara Lee Corp.	261,000	3,680,100

		4,446,980

Gas Utilities—0.2%
Atmos Energy Corp.	32,000	865,280

Health Care Providers & Services—8.2%
Aetna, Inc.	131,000	3,455,780
AmerisourceBergen Corp.	118,000	3,746,500
Cardinal Health, Inc.	110,000	3,697,100
Community Health Systems, Inc. (a)	83,000	2,806,230
Humana, Inc. (a)	70,000	3,196,900
Lincare Holdings, Inc.	99,000	3,218,490
McKesson Corp.	59,000	3,962,440
Medco Health Solutions, Inc. (a)	65,000	3,580,200
Omnicare, Inc.	118,000	2,796,600
Quest Diagnostics, Inc.	61,000	3,035,970
UnitedHealth Group, Inc.	151,000	4,288,400
WellPoint, Inc. (a)	70,000	3,425,100

		41,209,710

Household Durables—0.7%
Whirlpool Corp.	37,000	3,249,340

Household Products—0.4%
The Procter & Gamble Co.	35,000	2,099,300

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ABS	Asset Backed Securities	FKA	Formerly Known As	LOC	Letter of Credit	SGD	Singapore Dollar
ADR	American Depositary Receipts	FLOATS	Floating Rate Securities	LIBOR	London InterBank Offered Rate	SPDR	Standard & Poor's Depositary
AMT	Alternative Minimum Tax	GBP	British Pound	MSCI	Morgan Stanley Capital		Receipts
	(subject to)	GDR	Global Depositary Receipts		International	TBD	To Be Determined
AUD	Australian Dollar	GO	General Obligation Bonds	MSTR	Municipal Securities Trust	TRY	Turkish Lira
BRL	Brazilian Real	HDA	Housing Development Authority		Receipts	TWD	Taiwan Dollar
CAD	Canadian Dollar	HFA	Housing Finance Agency	MYR	Malaysian Ringgit	USD	US Dollar
CHF	Swiss Franc	HKD	Hong Kong Dollar	NZD	New Zealand Dollar	VRDN	Variable Rate Demand Notes
CNY	Chinese Yuan	HOLDRS	Holding Company Depositary	PLN	Polish Zloty	ZAR	South African Rand
COP	Certificates of Participation		Receipts	RB	Revenue Bonds
ETF	Exchange-Traded Fund	JPY	Japanese Yen	SBPA	Stand-by Bond Purchase
EUR	Euro	KRW	South Korean Won		Agreement

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

IT Services—0.9%
Hewitt Associates, Inc., Class A (a)	87,000	$2,998,020
International Business Machines Corp.	12,000	1,481,760

		4,479,780

Independent Power Producers & Energy Traders—0.3%
NRG Energy, Inc. (a)	63,000	1,336,230

Industrial Conglomerates—0.4%
General Electric Co.	128,000	1,845,760

Insurance—2.1%
Berkshire Hathaway, Inc. (a)	11,000	876,590
Genworth Financial, Inc., Class A (a)	219,000	2,862,330
Prudential Financial, Inc.	67,000	3,595,220
UnumProvident Corp.	146,000	3,168,200

		10,502,340

Internet & Catalog Retail—0.7%
Expedia, Inc.	178,000	3,342,840

Internet Software & Services—0.7%
Google, Inc., Class A (a)	1,000	444,950
VeriSign, Inc. (a)	115,000	3,053,250

		3,498,200

Life Sciences Tools & Services—0.1%
Pharmaceutical Product Development, Inc.	10,000	254,100

Machinery—1.9%
Eaton Corp.	50,000	3,272,000
Gardner Denver, Inc.	24,000	1,070,160
Lincoln Electric Holdings, Inc.	5,000	254,950
Parker Hannifin Corp.	63,000	3,493,980
Valmont Industries, Inc.	22,000	1,598,520

		9,689,610

Media—0.3%
News Corp., Class A	136,000	1,626,560

Metals & Mining—1.7%
Freeport-McMoRan Copper &
Gold, Inc., Class B	67,000	3,961,710
Reliance Steel & Aluminum Co.	40,000	1,446,000
Titanium Metals Corp. (a)	171,000	3,007,890

		8,415,600

Multi-Utilities—0.3%
Integrys Energy Group, Inc.	38,000	1,662,120

Multiline Retail—2.9%
Big Lots, Inc. (a)	45,000	1,444,050
JCPenney Co., Inc.	122,000	2,620,560
Macy’s, Inc.	178,000	3,186,200
Nordstrom, Inc.	89,000	2,864,910
Target Corp.	89,000	4,376,130

		14,491,850

Oil, Gas & Consumable Fuels—6.4%
Chevron Corp.	109,000	7,396,740
Cimarex Energy Co.	47,000	3,364,260
ConocoPhillips	110,000	5,399,900
Exxon Mobil Corp.	99,000	5,649,930
Marathon Oil Corp.	124,000	3,855,160
Whiting Petroleum Corp. (a)	37,000	2,901,540
Williams Cos., Inc.	187,000	3,418,360

		31,985,890

Paper & Forest Products—0.9%
International Paper Co.	155,000	3,507,650
MeadWestvaco Corp.	55,000	1,221,000

		4,728,650

Personal Products—0.6%
The Estée Lauder Cos., Inc., Class A	58,000	3,232,340

Pharmaceuticals—2.0%
Bristol-Myers Squibb Co.	24,000	598,560
Eli Lilly & Co.	134,000	4,489,000
Endo Pharmaceuticals Holdings, Inc. (a)	144,000	3,142,080
Johnson & Johnson	30,000	1,771,800
Pfizer, Inc.	14,000	199,640

		10,201,080

Semiconductors & Semiconductor Equipment—3.9%
Altera Corp.	139,000	3,448,590
Intel Corp.	317,000	6,165,650
Microchip Technology, Inc.	122,000	3,384,280
National Semiconductor Corp.	233,000	3,136,180
Xilinx, Inc.	132,000	3,334,320

		19,469,020

Software—2.3%
CA, Inc.	184,000	3,385,600
Microsoft Corp.	345,000	7,938,450

		11,324,050

Specialty Retail—3.9%
Advance Auto Parts, Inc.	64,000	3,211,520
The Gap, Inc.	182,000	3,541,720
Limited Brands, Inc.	154,000	3,398,780
Lowe’s Cos., Inc.	112,000	2,287,040
Ross Stores, Inc.	65,000	3,463,850
TJX Cos., Inc.	90,000	3,775,500

		19,678,410

Tobacco—1.4%
Altria Group, Inc.	194,000	3,887,760
Lorillard, Inc.	42,000	3,023,160

		6,910,920

Wireless Telecommunication Services—0.6%
NII Holdings, Inc. (a)	85,000	2,764,200

Total Common Stocks—64.2%		320,999,750

Fixed Income Securities

Asset-Backed Securities		Par (000)

321 Henderson Receivables I LLC,
Series 2010-1A, Class A,
5.56%, 7/15/59 (b)	USD	761	766,351
ACE Securities Corp., Series 2005-ASP1,
Class M1, 1.03%, 9/25/35 (c)		950	222,417
Bank of America Auto Trust,
Series 2009-2A, Class A3, 2.13%,
9/15/13 (b)		1,570	1,590,408
Bear Stearns Asset-Backed Securities Trust (c):
Series 2005-4, Class A, 0.68%,
1/25/36		64	62,455
Series 2005-HE10, Class A2, 0.64%,
11/25/35		2	2,202
Series 2005-SD1, Class 1A2, 0.65%,
7/25/27		179	174,192
Capital One Auto Finance Trust, Series 2006-B,
Class A4, 0.36%, 7/15/13 (c)		748	745,666
Carrington Mortgage Loan Trust,
Series 2006-NC5, Class A1, 0.40%,
1/25/37 (c)		525	499,421

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
Asset-Backed Securities		(000)	Value

Chase Issuance Trust,
Series 2009-A7, Class A7, 0.80%,
9/17/12 (c)	USD	1,885	$1,886,251
Countrywide Asset-Backed Certificates,
Series 2004-13, Class AF4, 4.58%,
1/25/33 (c)		491	482,098
GMAC Mortgage Servicer
Advance Funding Co. Ltd., Series 2010-1A,
Class A, 4.25%, 1/15/22 (b)		1,000	1,000,000
Globaldrive BV, Series 2008-2,
Class A, 4.00%, 10/20/16	EUR	373	463,257
Lehman XS Trust, Series 2005-5N,
Class 3A2, 0.71%, 11/25/35 (c)	USD	556	179,903
Long Beach Mortgage Loan Trust,
Series 2006-11, Class 2A1, 0.41%,
12/25/36 (c)		24	23,891
Morgan Stanley ABS Capital I,
Series 2005-HE1, Class A2MZ, 0.64%,
12/25/34 (c)		78	70,567
New Century Home Equity Loan Trust,
Series 2005-2, Class A2MZ, 0.61%,
6/25/35 (c)		231	215,825
RAAC, Series 2005-SP2, Class 2A, 0.65%,
6/25/44 (c)		714	382,147
SLM Student Loan Trust (c):
Series 2005-4, Class A2, 0.40%,
4/26/21		436	434,857
Series 2008-5, Class A2, 1.42%,
10/25/16		1,710	1,735,681
Series 2008-5, Class A3, 1.62%,
1/25/18		430	443,245
Series 2008-5, Class A4, 2.02%,
7/25/23		1,160	1,218,442
Santander Drive Auto Receivables Trust (b):
Series 2010-A-A2, 1.39%, 8/15/13		505	502,980
Series 2010-A-A3, 1.83%, 11/17/14		390	390,741
Series 2010-A-A4, 2.39%, 6/15/17		200	200,740
Soundview Home Equity Loan Trust,
Series 2005-OPT3, Class A4, 0.65%,
11/25/35 (c)		1,356	1,266,957
Structured Asset Investment Loan Trust (c):
Series 2003-BC6, Class M1, 1.10%,
7/25/33		1,188	956,344
Series 2003-BC7, Class M1, 1.47%,
7/25/33		966	763,312
Series 2004-8, Class M4, 1.35%,
9/25/34		120	16,771
Structured Asset Securities Corp.,
Series 2004-23XS, Class 2A1, 0.65%,
1/25/35 (c)		255	152,778

Total Asset-Backed Securities—3.4%			16,849,899

Corporate Bonds

Aerospace & Defense—0.1%
L-3 Communications Corp.:
5.88%, 1/15/15		270	266,625
Series B, 6.38%, 10/15/15		12	12,000

			278,625

Air Freight & Logistics—0.0%
United Parcel Service, Inc., 6.20%, 1/15/38		30	36,065

Airlines—0.0%
American Airlines, Inc., Series 2003-1,
3.86%, 1/09/12		147	146,870

Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12		1,523	1,563,432
5.38%, 1/15/20		195	210,131

			1,773,563

Capital Markets—1.1%
CDP Financial, Inc., 3.00%, 11/25/14 (b)		1,095	1,105,089
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		580	611,383
5.38%, 3/15/20 (d)		700	691,681
6.00%, 6/15/20		290	299,029
Lehman Brothers Holdings, Inc., 6.75%,
12/28/17 (a)(e)		490	245
Morgan Stanley:
2.93%, 5/14/13 (c)		1,390	1,394,972
4.20%, 11/20/14		880	868,945
5.63%, 9/23/19		345	333,758

			5,305,102

Chemicals—0.1%
CF Industries, Inc., 7.13%, 5/01/20		520	533,000
NOVA Chemicals Corp.:
6.50%, 1/15/12		70	70,000
3.65%, 11/15/13 (c)		160	146,800

			749,800

Commercial Banks—0.7%
Corporacion Andina de Fomento,
6.88%, 3/15/12		435	469,849
Dexia Credit Local SA, 2.00%,
3/05/13 (b)		640	639,646
Eksportfinans ASA:
1.88%, 4/02/13		770	776,306
3.00%, 11/17/14		835	859,895
5.50%, 5/25/16		575	653,510
HSBC Bank Plc, 3.50%, 6/28/15 (b)		280	282,694

			3,681,900

Computers & Peripherals—0.1%
Seagate Technology International,
10.00%, 5/01/14 (b)		400	456,000

Consumer Finance—0.3%
SLM Corp.:
5.40%, 10/25/11		475	472,189
5.13%, 8/27/12		825	812,719

			1,284,908

Containers & Packaging—0.2%
Ball Corp.:
7.13%, 9/01/16		155	162,169
7.38%, 9/01/19		155	161,200
Crown Americas LLC, 7.63%, 5/15/17 (b)		113	116,955
Owens-Brockway Glass Container, Inc.,
7.38%, 5/15/16		510	531,675

			971,999

Diversified Financial Services—1.4%
Bank of America Corp.:
6.00%, 9/01/17		110	115,756
5.63%, 7/01/20		780	786,196
Citigroup, Inc., 6.00%, 12/13/13		780	818,308
FCE Bank Plc:
7.88%, 2/15/11		300	451,591
7.13%, 1/15/13		50	61,448

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Diversified Financial Services (concluded)
GMAC, Inc., 8.00%, 3/15/20 (b)	USD	490	$478,975
General Electric Capital Corp.:
5.00%, 11/15/11		1,450	1,519,098
0.40%, 4/10/12 (c)		590	580,980
5.50%, 1/08/20		250	264,189
JPMorgan Chase & Co., 0.90%,
2/26/13 (c)		345	344,988
JPMorgan Chase Bank NA:
6.00%, 7/05/17		570	617,059
Series BKNT, 6.00%, 10/01/17		530	577,150
Reynolds Group DL Escrow, Inc., 7.75%,
10/15/16 (b)		500	488,750

			7,104,488

Diversified Telecommunication Services—0.7%
AT&T, Inc., 6.50%, 9/01/37		808	896,192
GTE Corp., 6.84%, 4/15/18		250	282,694
New Communications Holdings, Inc., 8.25%,
4/15/17 (b)		450	451,687
Qwest Communications International, Inc.:
7.50%, 2/15/14		70	70,175
Series B, 7.50%, 2/15/14		30	30,075
Qwest Corp.:
8.88%, 3/15/12		70	75,075
8.38%, 5/01/16		225	245,813
Telefonica Emisiones SAU, 4.95%, 1/15/15		625	654,723
Verizon Communications, Inc., 8.75%,
11/01/18		461	599,288

			3,305,722

Electric Utilities—0.1%
Florida Power & Light Co., 5.95%, 2/01/38		325	371,231
Florida Power Corp., 6.40%, 6/15/38		175	209,152

			580,383

Energy Equipment & Services—0.1%
Transocean, Inc., 6.00%, 3/15/18		320	294,513

Food Products—0.2%
Kraft Foods, Inc.:
6.13%, 8/23/18		55	62,672
5.38%, 2/10/20		698	747,943
6.50%, 2/09/40		250	279,582

			1,090,197

Health Care Equipment & Supplies—0.1%
CareFusion Corp., 6.38%, 8/01/19		350	399,815
Covidien International Finance SA, 2.80%,
6/15/15		140	141,387

			541,202

Health Care Providers & Services—0.3%
HCA, Inc.:
8.50%, 4/15/19		500	530,000
7.25%, 9/15/20		350	351,750
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		160	169,200
8.88%, 7/01/19		340	360,400

			1,411,350

Household Durables—0.2%
Centex Corp., 5.13%, 10/01/13		647	648,617
Pulte Homes, Inc., 5.20%, 2/15/15		180	169,200

			817,817

IT Services—0.1%
Sabre Holdings Corp., 8.35%, 3/15/16		680	649,400

Insurance—1.0%
Hartford Life Global Funding Trusts,
0.72%, 6/16/14 (c)		1,049	986,358
Lincoln National Corp., 7.00%,
6/15/40		180	189,584
Metropolitan Life Global Funding I (b):
2.88%, 9/17/12		675	691,038
2.50%, 1/11/13		1,440	1,456,328
5.13%, 4/10/13		925	1,000,453
5.13%, 6/10/14		375	407,371
Teachers Insurance & Annuity
Association of America, 6.85%,
12/16/39 (b)		280	326,129

			5,057,261

Life Sciences Tools & Services—0.1%
Life Technologies Corp., 6.00%, 3/01/20		260	281,557

Machinery—0.0%
Navistar International Corp., 3.00%,
10/15/14 (f)		120	140,700

Media—1.1%
Clear Channel Worldwide Holdings, Inc. (b):
Series A, 9.25%, 12/15/17		111	110,445
Series B, 9.25%, 12/15/17		443	445,215
Comcast Cable Communications
Holdings, Inc., 9.46%, 11/15/22		100	137,946
Comcast Corp.:
6.45%, 3/15/37		258	278,975
6.95%, 8/15/37		90	102,377
6.40%, 3/01/40		250	269,080
Cox Communications, Inc.:
7.13%, 10/01/12		365	405,556
8.38%, 3/01/39 (b)		243	330,318
DISH DBS Corp., 7.75%, 5/31/15		540	556,200
Discovery Communications LLC, 3.70%,
6/01/15		280	287,068
NBC Universal, Inc., 5.15%, 4/30/20 (b)		410	427,625
News America, Inc.:
6.40%, 12/15/35		470	511,519
6.75%, 1/09/38		830	911,582
Time Warner Cable, Inc., 5.85%, 5/01/17		310	340,365
Time Warner Entertainment Co. LP, 8.38%,
3/15/23		150	192,317

			5,306,588

Metals & Mining—0.1%
AngloGold Ashanti Holdings Plc, 5.38%,
4/15/20		160	162,442
Teck Resources Ltd., 10.75%, 5/15/19		455	557,511

			719,953

Multi-Utilities—0.0%
Xcel Energy, Inc., 6.50%, 7/01/36		215	248,026

Multiline Retail—0.1%
Dollar General Corp., 11.88%, 7/15/17 (g)		440	500,500

Oil, Gas & Consumable Fuels—1.3%
BP Capital Markets Plc, 3.13%, 3/10/12		765	707,260
Canadian Natural Resources, Ltd., 6.50%,
2/15/37		370	413,326
Cenovus Energy, Inc., 6.75%, 11/15/39		325	373,135
ConocoPhillips, 4.60%, 1/15/15		736	804,043
Consol Energy, Inc. (b):
8.00%, 4/01/17		299	308,717
8.25%, 4/01/20		201	209,543

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Oil, Gas & Consumable Fuels (concluded)
Enterprise Products Operating LLC, 6.13%,
10/15/39	USD	250	$249,464
Kinder Morgan Energy Partners LP, 5.30%,
9/15/20		105	108,595
MidAmerican Energy Holdings Co., 5.95%,
5/15/37		500	535,450
Motiva Enterprises LLC, 5.20%, 9/15/12 (b)		215	230,355
Nexen, Inc., 6.40%, 5/15/37		450	469,267
Petrobras International Finance Co.:
5.88%, 3/01/18		40	41,167
5.75%, 1/20/20		755	760,321
Rockies Express Pipeline LLC, 3.90%,
4/15/15 (b)		410	396,250
Shell International Finance BV, 4.00%,
3/21/14		400	423,078
Valero Energy Corp., 6.63%, 6/15/37		360	350,512
XTO Energy, Inc., 6.75%, 8/01/37		155	199,679

			6,580,162

Paper & Forest Products—0.1%
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		388	413,705
International Paper Co., 7.30%, 11/15/39		215	237,087

			650,792

Pharmaceuticals—0.5%
Eli Lilly & Co.:
3.55%, 3/06/12		365	380,620
7.13%, 6/01/25		10	12,724
Merck & Co., Inc., 4.00%, 6/30/15		830	898,922
Pfizer, Inc., 5.35%, 3/15/15		745	844,064
Teva Pharmaceutical Finance LLC, 3.00%,
6/15/15		290	295,682
Wyeth, 6.00%, 2/15/36		250	280,794

			2,712,806

Road & Rail—0.1%
Burlington Northern Santa Fe LLC, 5.75%,
5/01/40		351	371,249

Thrifts & Mortgage Finance—0.1%
Achmea Hypotheekbank NV, 3.20%,
11/03/14 (b)		735	759,370

Tobacco—0.1%
Philip Morris International, Inc., 4.50%,
3/26/20		529	537,304

Wireless Telecommunication Services—0.9%
CellCo.Partnership:
3.75%, 5/20/11		1,815	1,858,975
8.50%, 11/15/18		300	390,042
Cricket Communications, Inc., 7.75%,
5/15/16		433	441,660
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		805	883,531
Vodafone Group Plc, 4.15%, 6/10/14		719	754,444

			4,328,652

Total Corporate Bonds—11.7%			58,674,824

Foreign Agency Obligations

Hellenic Republic Government Bond,
4.60%, 9/20/40	EUR	90	55,212
Inter-American Development Bank, 2.25%,
7/15/15	USD	1,820	1,830,195
Japan Finance Corp., 2.00%, 6/24/11		520	524,509
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13		70	75,225
Series E, 5.25%, 7/02/12		235	253,693
Series E, 4.38%, 1/15/13		150	161,286
Series E, 4.00%, 2/02/15		135	145,248
Mexico Government International Bond,
6.38%, 1/16/13		157	172,151
Province of Ontario Canada:
4.10%, 6/16/14		695	747,402
Series 1, 1.88%, 11/19/12		665	672,767
Russian Foreign Bond Eurobond, 7.50%,
3/31/30		810	912,662
United Mexican States, Series A, 5.13%,
1/15/20		300	312,000

Total Foreign Agency Obligations—1.2%			5,862,350

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations—2.8%
Arkle Master Issuer PLC,
Series 2010-1A, Class 2A, 1.53%,
5/17/60 (b)(c)		860	849,250
CitiMortgage Alternative Loan Trust,
Series 2007-A8, Class A1, 6.00%,
10/25/37		1,053	822,754
Countrywide Alternative Loan Trust,
Series 2006-0A21, Class A1, 0.54%,
3/20/47 (c)		2,383	1,221,941
Countrywide Home Loan Mortgage
Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.55%,
4/25/46 (c)		259	138,385
Series 2006-0A5, Class 3A1, 0.55%,
4/25/46 (c)		457	260,827
Series 2007-J3, Class A10, 6.00%,
7/25/37		1,210	942,314
First Horizon Asset Securities, Inc.,
Series 2005-AR3, Class 3A1, 5.50%,
8/25/35 (c)		216	204,226
Impac Secured Assets CMN Owner Trust,
Series 2004-3, Class 1A4, 0.75%,
11/25/34 (c)		134	117,220
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%,
7/25/36		100	90,832
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		101	94,976
Residential Accredit Loans, Inc.,
Series 2006-Q02, Class A1, 0.57%,
2/25/46 (c)		350	136,236
Station Place Securitization Trust ,
Series 2009-1, Class A, 1.85%,
1/25/40 (b)(c)		900	900,000
Structured Adjustable Rate Mortgage
Loan Trust, Series 2007-3, Class 2A1,
5.61%, 4/25/37 (c)		1,604	1,191,461
Structured Asset Securities Corp.,
Series 2005-GEL2, Class A, 0.63%,
4/25/35 (c)		85	75,611
Thornburg Mortgage Securities Trust,
Series 2006-5, Class A1, 0.47%,
10/25/46 (c)		1,114	1,087,116

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
Non-Agency Mortgage-Backed Securities		(000)	Value

Collateralized Mortgage Obligations (concluded)
WaMu Mortgage Pass-Through Certificates (c):
Series 2006-AR18, Class 1A1, 5.24%,
1/25/37	USD	910	$662,330
Series 2007-0A4, Class 1A, 1.21%,
5/25/47		987	576,532
Wells Fargo Mortgage-Backed Securities Trust (c):
Series 2006-AR2, Class 2A5, 4.90%,
3/25/36		1,770	1,487,215
Series 2006-AR12, Class 2A1, 6.00%,
9/25/36		394	360,952
Series 2006-AR15, Class A1, 5.49%,
10/25/36		1,671	1,421,881
Series 2006-AR18, Class 2A1, 5.57%,
11/25/36		1,541	1,324,057

			13,966,116

Commercial Mortgage-Backed Securities—4.4%
Bank of America Commercial Mortgage, Inc.,
Series 2003-2, Class A3, 4.87%, 3/11/41 (c)		1,890	1,991,063
CS First Boston Mortgage Securities Corp.,
Series 2002-CP5, Class A1, 4.11%, 12/15/35		538	550,421
Citigroup Commercial Mortgage Trust, Class A4:
Series 2006-C5, 5.43%, 10/15/49		185	188,547
Series 2008-C7, 6.09%, 12/10/49 (c)		930	955,254
Commercial Mortgage Pass-Through
Certificates, Series 2004-LB3A, Class A3,
5.09%, 7/10/37 (c)		620	634,782
GMAC Commercial Mortgage Securities, Inc.,
Series 2004-C3, Class AAB, 4.70%, 12/10/41		2,135	2,231,061
Greenwich Capital Commercial Funding Corp.,
Series 2004-GG1:
Class A4, 4.76%, 6/10/36		988	996,988
Class A5, 4.88%, 6/10/36		1,840	1,879,741
JPMorgan Chase Commercial Mortgage
Securities Corp. :
Series 2001-CIB2, Class A3, 6.43%,
4/15/35		1,816	1,871,881
Series 2004-CB8, Class A1A, 4.16%,
1/12/39 (b)		601	605,466
Series 2006-LDP8, Class A4, 5.40%,
5/15/45		190	200,015
LB-UBS Commercial Mortgage Trust:
Series 2004-C7, Class A1A, 4.48%,
10/15/29		1,414	1,450,375
Series 2007-C1, Class A4, 5.42%,
2/15/40		745	741,699
Series 2007-C2, Class A3, 5.43%,
2/15/40		1,225	1,228,703
Morgan Stanley Capital I:
Series 2003-IQ4, Class A2, 4.07%,
5/15/40		1,510	1,561,399
Series 2006-IQ12, Class A4, 5.33%,
12/15/43		740	757,450
RBSCF Trust, Series 2010-RR3,
Class WBTA, 6.10%, 4/16/17 (b)(c)		910	953,936
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C20, Class A6A, 5.11%,
7/15/42 (c)		1,675	1,739,593
Series 2005-C21, Class A3, 5.38%,
10/15/44 (c)		590	593,030
Series 2006-C28, Class A4, 5.57%,
10/15/48		680	703,558

			21,834,962

Total Non-Agency Mortgage-Backed Securities—7.2%			35,801,078

Taxable Municipal Bonds

The Board of Trustees of The Leland Stanford
Junior University, 4.25%, 5/01/16		275	298,895
Chicago Metropolitan Water Reclamation
District-Greater Chicago Illinois, GO,
Build America Bonds, 5.72%, 12/01/38		280	304,998
City of Chicago Illinois, RB, Build
America Bonds, 6.40%, 1/01/40		150	162,539
Dallas Area Rapid Transit, RB, Build
America Bonds, 6.00%, 12/01/44		150	169,365
Metropolitan Transportation Authority, RB,
Build America Bonds, 7.34%, 11/15/39		395	488,579
New York State Dormitory Authority, RB,
Build America Bonds, 5.63%, 3/15/39		300	309,108
Port Authority of New York & New Jersey, RB,
Consolidated, 159th Series, 6.04%, 12/01/29		230	253,432
State of California, GO:
Build America Bonds, 7.30%,
10/01/39		620	652,315
Build America Bonds, 7.35%,
11/01/39		320	336,720
Build America Bonds, Various Purpose,
7.50%, 4/01/34		210	224,070
Various Purpose, Series 3,
5.45%, 4/01/15		1,450	1,535,579

Total Taxable Municipal Bonds—0.9%			4,735,600

U.S. Government Sponsored Agency Securities

Agency Obligations—1.5%
Fannie Mae:
5.25%, 8/01/12 (d)		1,050	1,133,244
2.63%, 11/20/14		1,155	1,193,708
Federal Home Loan Bank of Chicago,
5.63%, 6/13/16		450	483,272
Freddie Mac:
1.13%, 12/15/11 (h)		3,045	3,069,043
1.75%, 6/15/12 (d)		700	713,737
Tennessee Valley Authority, 5.25%, 9/15/39		975	1,077,854

			7,670,858

Collateralized Mortgage Obligations—0.2%
Freddie Mac Mortgage-Backed Securities:
Series 3068, Class VA, 5.50%,
10/15/16		664	695,528
Series 3162, Class OA, 6.00%,
10/15/26		246	250,496

			946,024

Federal Deposit Insurance Corporation Guaranteed—0.6%
Citigroup Funding, Inc., 1.88%, 10/22/12		1,600	1,633,634
General Electric Capital Corp.:
2.00%, 9/28/12		1,000	1,023,876
2.13%, 12/21/12		410	421,516

			3,079,026

Interest Only Collateralized Mortgage Obligations—0.5%
Ginnie Mae Mortgage-Backed Securities (c):
Series 2006-69, Class SA, 6.46%,
12/20/36		628	72,920
Series 2007-9, Class BI, 6.35%,
3/20/37		1,557	179,134
Series 2007-27, Class S, 6.16%,
5/20/37		1,172	117,096
Series 2007-36, Class SA, 6.13%,
6/20/37		798	90,251

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
U.S. Government Sponsored Agency Securities		(000)		Value

Ginnie Mae Mortgage-Backed Securities (c) (concluded):
Series 2009-16, Class SL, 7.10%,
1/20/37	USD	1,839		$247,942
Series 2009-33, Class SK, 6.14%,
5/20/39		3,225		322,024
Series 2009-47, Class KS, 5.82%,
6/16/39		4,332		432,836
Series 2009-61, Class ES, 6.51%,
3/20/39		3,805		379,942
Series 2009-106, Class CM, 6.26%,
1/16/34		3,842		460,474
Series 2009-106, Class SL, 5.76%,
4/20/36		2,138		234,966
Series 2009-110, Class CS, 6.04%,
11/16/39		1,475		161,632

				2,699,217

Mortgage-Backed Securities—28.7%
Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/25—8/15/40 (i)		7,776		7,969,208
4.49%, 11/01/35 (c)		1,790		1,860,774
4.50%, 6/15/40—7/15/40 (i)		33,000		34,205,182
4.83%, 8/01/38 (c)		1,014		1,076,549
5.00%, 8/15/25—8/15/40 (i)		24,873		26,356,375
5.50%, 7/15/25—7/15/40 (d)(i)		21,301		22,908,920
6.00%, 7/15/25—7/15/40 (i)		22,071		24,007,251
6.50%, 8/15/40 (i)		2,400		2,621,626
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/25—7/15/25 (i)		10,083		10,485,113
4.50%, 4/01/40—7/15/40 (i)		4,218		4,369,600
5.50%, 7/15/25—7/15/40 (i)		3,370		3,618,286
6.00%, 1/01/34		622		683,231
Ginnie Mae Mortgage-Backed Securities:
5.00%, 8/15/40 (i)		1,900		2,013,397
6.50%, 7/15/40 (i)		1,100		1,206,734
7.50%, 3/15/32		11		12,574

				143,394,820

Total U.S. Government Sponsored
Agency Securities—31.5%				157,789,945

U.S. Treasury Obligations

U.S. Treasury Bonds:
8.75%, 8/15/20 (j)		750		1,124,414
8.13%, 8/15/21		490		716,778
U.S. Treasury Notes:
1.00%, 4/30/12 (h)		900		906,750
1.88%, 6/30/15 (h)		4,990		5,009,102
3.50%, 5/15/20 (h)		1,370		1,433,787
8.75%, 5/15/20		1,290		1,927,945
8.13%, 5/15/21		1,830		2,668,369
3.50%, 2/15/39		3,965		3,683,112
4.25%, 5/15/40 (h)		3,235		3,497,844

Total U.S. Treasury Obligations—4.3%				20,968,101

Total Fixed Income Securities—60.2%				300,681,797

Preferred Securities

Capital Trusts

Capital Markets—0.1%
Credit Suisse Guernsey Ltd., 5.86%, (c)(k)		424		374,180
Goldman Sachs Capital II,
5.79%, (c)(k)		415		313,325
Lehman Brothers Holdings Capital
Trust VII, 5.86%, (a)(e)(k)		130		13

				687,518

Commercial Banks—0.1%
Barclays Bank Plc, 5.93%, (b)(c)(k)		325		264,875

Diversified Financial Services—0.2%
JPMorgan Chase & Co.,
7.90%, (c)(k)		795		819,430

Insurance—0.4%
Chubb Corp., 6.38%, 3/29/67 (c)		475		456,000
Lincoln National Corp., 7.00%, 5/17/66 (c)		315		262,237
MetLife, Inc., 6.40%, 12/15/66		220		193,600
Progressive Corp., 6.70%, 6/15/67 (c)		460		430,100
Reinsurance Group of America,
6.75%, 12/15/65 (c)		320		265,085
The Travelers Cos., Inc., 6.25%, 3/15/67 (c)		460		431,652

				2,038,674

Total Preferred Securities—0.8%				3,810,497

Total Long-Term Investments
(Cost—$627,815,135)—125.2%				625,492,044

Short-Term Securities

Borrowed Bond Agreements—0.1%
Banc of America Securities LLC,
0.10%, 7/07/10		664		664,200

Total Short-Term Securities
(Cost—$664,200)—0.1%				664,200

Options Purchased		Contracts

Exchange-Traded-Put Options—0.0%
Eurodollar 1-Year Mid-Curve Options,
Strike Price USD 97.25, expires 9/10/10		80		500

Over-the-Counter Call Swaptions—0.4%
Receive a fixed rate of 1.15% and pay a
floating rate based on 3-month LIBOR,
expires 9/03/10, Broker Deutsche Bank AG		15	(l)	53,961
Receive a fixed rate of 3.90% and pay a
floating rate based on 3-month LIBOR,
expires 11/16/10, Broker Goldman
Sachs Bank USA		6	(l)	409,032
Receive a fixed rate of 3.80% and pay a
floating rate based on 3-month LIBOR,
expires 1/27/11, Broker BNP Paribas SA		3	(l)	160,066
Receive a fixed rate of 3.65% and pay a
floating rate based on 3-month LIBOR,
expires 5/05/11, Broker Credit
Suisse International		3	(l)	161,819

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased		Contracts (l)		Value

Over-the-Counter Call Swaptions (concluded)
Receive a fixed rate of 3.86% and pay a
floating rate based on 3-month LIBOR,
expires 5/19/11, Broker JPMorgan
Chase Bank NA		6		$383,078
Receive a fixed rate of 4.38% and pay a
floating rate based on 3-month LIBOR,
expires 10/24/11, Broker Citibank NA		2		143,598
Receive a fixed rate of 4.39% and pay a
floating rate based on 3-month LIBOR,
expires 5/08/12, Broker Citibank NA		1		117,608
Receive a fixed rate of 4.21% and pay a
floating rate based on 3-month LIBOR,
expires 4/22/13, Broker JPMorgan
Chase Bank NA		3		90,262
Receive a fixed rate of 5.20% and pay a
floating rate based on 3-month LIBOR,
expires 4/28/15, Broker Citibank NA		6		590,491

				2,109,915

Over-the-Counter Put Swaptions—0.1%
Pay a fixed rate of 1.92% and receive a
floating rate based on 3-month LIBOR,
expires 9/02/10, Broker Morgan
Stanley Capital Services, Inc.		15		192
Pay a fixed rate of 1.95% and receive a
floating rate based on 3-month LIBOR,
expires 9/18/10, Broker Citibank NA		15		18,944
Pay a fixed rate of 3.90% and receive a
floating rate based on 3-month LIBOR,
expiring 11/16/10, Broker Goldman
Sachs Bank USA		6		25,356
Pay a fixed rate of 4.02% and receive a
floating rate based on 3-month LIBOR,
expires 5/05/11, Broker Credit
Suisse International		5		75,098
Pay a fixed rate of 3.86% and receive a
floating rate based on 3-month LIBOR,
expires 5/19/11, Broker JPMorgan
Chase Bank NA		6		117,615
Pay a fixed rate of 4.38% and receive a
floating rate based on 3-month LIBOR,
expires 10/24/11, Broker Citibank NA		2		27,870
Pay a fixed rate of 4.39% and receive a
floating rate based on 3-month LIBOR,
expires 5/08/12, Broker Citibank NA		1		39,192
Pay a fixed rate of 4.21% and receive a
floating rate based on 3-month LIBOR,
expires 4/22/13, Broker JPMorgan
Chase Bank NA		3		23,293
Pay a fixed rate of 4.25% and receive a
floating rate based on 3-month LIBOR,
expires 4/28/15, Broker Citibank NA		6		230,912

				558,472

Total Options Purchased
(Cost—$2,892,273)—0.5%				2,668,887

Total Investments Before Borrowed
Bonds, TBA Sale Commitments
and Outstanding Options Written
(Cost—$631,371,608*)—125.8%				628,825,131

		Par
TBA Sale Commitments (i)		(000)		Value

Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/25—8/15/40	USD	400		(412,546)
4.50%, 3/15/40—7/15/40		33,000		(34,201,743)
5.00%, 8/15/25—8/15/40		14,600		(15,446,347)
5.50%, 7/15/25—7/15/40		6,600		(7,084,691)
6.00%, 7/15/25—7/15/40		14,300		(15,508,793)
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/25—7/15/25		10,000		(10,379,690)
4.50%, 4/01/40—7/15/40		4,200		(4,349,625)
5.50%, 7/15/25—7/15/40		3,200		(3,433,501)

Total TBA Sale Commitments
(Proceeds—$90,047,637)—(18.1)%				(90,816,936)

Borrowed Bonds

U.S. Treasury Notes, 3.50%, 5/15/20		648		(678,171)

Total Borrowed Bonds
(Proceeds—$657,821)—(0.2)%				(678,171)

Options Written		Contracts

Exchange-Traded Call Options—(0.0)%
10-Year U.S. Treasury Bond Future, Strike
Price USD 122.50, expires 8/27/10		35		(48,672)

Exchange-Traded Put Options—(0.0)%
10-Year U.S. Treasury Bond Future, Strike
Price USD 119.50, expires 8/27/10		35		(13,672)

Over-the-Counter Call Options—(0.0)%
Euro-Schatz, Strike Price USD 109.50,
expires 8/31/10, Broker Citibank
Global Markets		75		(20,670)

Over-the-Counter Call Swaptions—(0.9)%
Pay a fixed rate of 4.12% and receive a
floating rate based on 3-month LIBOR,
expires 8/21/10, Broker Goldman
Sachs Bank USA		2	(l)	(165,550)
Pay a fixed rate of 4.13% and receive a
floating rate based on 3-month LIBOR,
expires 9/10/10, Broker Morgan Stanley
Capital Services, Inc.		11	(l)	(1,033,273)
Pay a fixed rate of 5.40% and receive a
floating rate based on 3-month LIBOR,
expires 12/18/10, Broker UBS AG		4	(l)	(690,962)
Pay a fixed rate of 4.06% and receive a
floating rate based on 3-month LIBOR,
expires 5/12/11, Broker Royal Bank
of Scotland Plc		4	(l)	(304,105)
Pay a fixed rate of 4.06% and receive a
floating rate based on 3-month LIBOR,
expires 5/13/11, Broker BNP Paribas SA		2	(l)	(155,356)
Pay a fixed rate of 4.14% and receive a
floating rate based on 3-month LIBOR,
expires 6/15/12, Broker Deutsche
Bank AG		2	(l)	(152,506)
Pay a fixed rate of 4.05% and receive a
floating rate based on 3-month LIBOR,
expires 6/18/12, Broker Deutsche
Bank AG		2	(l)	(135,933)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts (l)	Value

Over-the-Counter Call Swaptions (continued)
Pay a fixed rate of 4.90% and receive a
floating rate based on 3-month LIBOR,
expires 3/04/13, Broker Deutsche Bank AG	3	$(305,353)
Pay a fixed rate of 4.92% and receive a
floating rate based on 3-month LIBOR,
expires 3/05/13, Broker Deutsche Bank AG	4	(426,992)
Pay a fixed rate of 5.00% and receive a
floating rate based on 3-month LIBOR,
expiring 4/22/13, Broker JPMorgan
Chase Bank NA	4	(396,306)
Pay a fixed rate of 4.32% and receive a
floating rate based on 3-month LIBOR,
expires 5/28/13, Broker Royal Bank
of Scotland Plc	3	(238,966)
Pay a fixed rate of 4.89% and receive a
floating rate based on 3-month LIBOR,
expires 12/03/14, Broker Deutsche Bank AG	2	(149,485)
Pay a fixed rate of 4.76% and receive a
floating rate based on 3-month LIBOR,
expires 5/30/17, Broker JPMorgan
Chase Bank NA	2	(154,369)

		(4,309,156)

Over-the-Counter Put Swaptions—(0.2)%
Receive a fixed rate of 4.12% and pay a
floating rate based on 3-month LIBOR,
expires 8/21/10, Broker Goldman
Sachs Bank USA	2	(277)
Receive a fixed rate of 4.13% and pay a
floating rate based on 3-month LIBOR,
expires 9/18/10, Broker Morgan Stanley
Capital Services, Inc.	11	(3,830)
Receive a fixed rate of 2.10% and pay a
floating rate based on 3-month LIBOR,
expires 12/02/10, Broker Citibank NA	9	(5,393)
Receive a fixed rate of 5.40% and pay a
floating rate based on 3-month LIBOR,
expires 12/18/10, Broker UBS AG	4	(511)
Receive a fixed rate of 4.06% and pay a
floating rate based on 3-month LIBOR,
expires 5/12/11, Broker Royal Bank
of Scotland Plc	4	(55,588)
Receive a fixed rate of 4.06% and pay a
floating rate based on 3-month LIBOR,
expires 5/13/11, Broker BNP Paribas SA	2	(28,703)
Receive a fixed rate of 4.14% and pay a
floating rate based on 3-month LIBOR,
expires 6/15/12, Broker Deutsche
Bank AG	2	(81,297)
Receive a fixed rate of 4.05% and pay a
floating rate based on 3-month LIBOR,
expires 6/18/12, Broker Deutsche Bank AG	2	(83,704)
Receive a fixed rate of 4.90% and pay a
floating rate based on 3-month LIBOR,
expires 3/04/13, Broker Deutsche Bank AG	3	(85,762)
Receive a fixed rate of 4.92% and pay a
floating rate based on 3-month LIBOR,
expires 3/05/13, Broker Deutsche Bank AG	4	(116,332)
Receive a fixed rate of 5.00% and pay a
floating rate based on 3-month LIBOR,
expires 4/22/13, Broker JPMorgan
Chase Bank NA	4	(104,454)
Receive a fixed rate of 4.32% and pay a
floating rate based on 3-month LIBOR,
expires 5/28/13, Broker Royal Bank
of Scotland Plc	3	(158,532)
Receive a fixed rate of 4.89% and pay a
floating rate based on 3-month LIBOR,
expires 12/03/14, Broker Deutsche Bank AG	2	(75,024)
Receive a fixed rate of 4.76% and pay a
floating rate based on 3-month LIBOR,
expires 5/30/17, Broker JPMorgan
Chase Bank NA	2	(112,862)

		(912,269)

Total Options Written
(Premiums Received—$4,719,381)—(1.1)%		(5,304,439)

Total Investments, Net of TBA Commitments and
Outstanding Options Written—106.4%		$532,025,585

Liabilities in Excess of Other Assets—(6.4)%		(32,143,130)

Net Assets—100.0%		$499,882,455

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$638,216,678

	Gross unrealized appreciation	$23,998,620
	Gross unrealized depreciation	(33,390,167)

	Net unrealized depreciation	$(9,391,547)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	All or a portion of security has been pledged as collateral in connection with swaps.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Convertible security.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(h)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(i)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

	Counterparty	Value	Unrealized Appreciation (Depreciation)

	BNP Paribas	$6,157,187	$90,569
	Bank of America NA	$(1,894,763)	$(51,107)
	Citigroup Global Markets Inc.	$3,383,187	$53,363
	Credit Suisse Securities (USA) LLC	$(3,785,859)	$(3,890)
	Deutsche Bank Securities, Inc.	$(5,372,705)	$(19,715)
	Goldman Sachs & Co.	$2,880,100	$(79,346)
	Greenwich Financial Services	$(8,498,529)	$(56,092)
	JPMorgan Securities, Ltd.	$6,181,594	$23,891
	Morgan Stanley Capital Services, Inc.	$(5,015,420)	$(110,827)
	Nomura Securities International, Inc.	$6,196,498	$126,186
	UBS Securities	$(2,266,561)	$(109,615)
	Wells Fargo Bank, NA	$957,937	$(1,688)

(j)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)	One contract represents a notional amount of $1 million.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)

  For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management.
  This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

  Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2009	Net Activity	Shares/ Beneficial Interest Held at June 30, 2010	Income

BlackRock Liquidity
Funds, TempFund,
Institutional Class	—	— [1]	—	$2,844
BlackRock Liquidity
Series, LLC Money
Market Series	$7,757,000	$(7,757,000)	—	$6,021

[1]	Net shares purchased/sold.

  Financial futures contracts purchased as of June 30, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation

9	10-Year U.S.
	Treasury Bond	September 2010	$1,101,111	$1,811
87	30-Year U.S.
	Treasury Bond	September 2010	$10,907,309	185,191

Total				$187,002

  Financial futures contracts sold as of June 30, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation

98	2-Year U.S.
	Treasury Bond	September 2010	$21,385,306	$(59,850)
69	5-Year U.S.
	Treasury Bond	September 2010	$8,087,721	(78,537)
53	30-Year U.S.
	Treasury Bond	September 2010	$6,873,122	(324,941)
3	Euro Dollar Futures	September 2010	$744,416	(672)
1	Euro Dollar Futures	December 2010	$248,059	(16)
19	Euro Dollar Futures	March 2011	$4,699,166	(10,934)
14	Euro Dollar Futures	June 2011	$3,452,211	(14,889)
17	Euro Dollar Futures	September 2011	$4,182,233	(21,655)
34	Euro Dollar Futures	December 2011	$8,383,865	(6,485)
13	Euro Dollar Futures	March 2012	$3,177,120	(24,455)
5	Euro Dollar Futures	June 2012	$1,222,164	(6,336)
4	Euro Dollar Futures	September 2012	$973,833	(6,667)
4	Euro Dollar Futures	December 2012	$971,267	(6,833)
4	Euro Dollar Futures	March 2013	$969,104	(6,946)

Total				$(569,216)

  Foreign currency exchange contracts as of June 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation

USD	633,779	EUR	505,000	BNP Paribas	7/14/10	$16,200
USD	450,239	GBP	291,000	Royal Bank
				of Scotland	7/28/10	15,463

Total						$31,663

  Reverse repurchase agreements outstanding as of June 30, 2010 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Credit Suisse Securities LLC	0.19%	3/11/10	TBD	$1,132,960	$1,132,954
Credit Suisse Securities LLC	0.19%	3/11/10	TBD	2,363,077	2,363,065
JPMorgan Securities, Inc.	0.27%	6/17/10	7/14/10	5,015,038	5,015,000
Bank of America NA	0.26%	6/25/10	7/14/10	12,278,089	12,278,000
Barclays Capital, Inc.	(0.02)%	6/30/10	7/01/10	3,678,742	3,678,744
Barclays Capital, Inc.	(0.01)%	6/30/10	7/01/10	1,436,783	1,436,787
Barclays Capital, Inc.	0.05%	6/30/10	7/01/10	907,876	907,875
Barclays Capital, Inc.	0.05%	6/30/10	7/01/10	3,493,805	3,493,800
Barclays Capital, Inc.	0.07%	6/30/10	7/01/10	4,990,010	4,990,000
Barclays Capital, Inc.	0.09%	6/30/10	7/01/10	2,683,245	2,683,237

				$37,979,625	$37,979,462

  Credit default swaps on single-name issues—buy protection outstanding as of June 30, 2010 were as follows:

Issuer	Pay Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Radio Shack Corp.	1.16%	UBS AG	December 2010	$665	$798
Computer Sciences Corp.	0.88%	Morgan Stanley Capital Services, Inc.	June 2011	$695	(4,141)
Wendy’s International Inc.	2.90%	JPMorgan Chase Bank NA	December 2011	$360	(7,220)
NOVA Chemicals Corp.	5.00%	Citibank NA	March 2012	$30	(274)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	$245	(28,747)
Macy’s, Inc.	8.00%	Morgan Stanley Capital Services, Inc.	June 2012	$85	(10,799)
NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank NA	June 2012	$40	(59)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	September 2013	$690	(2,461)
Centex Corp.	4.37%	Deutsche Bank AG	December 2013	$560	(56,676)
Centex Corp.	4.40%	JPMorgan Chase Bank NA	December 2013	$325	(33,218)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	$160	(1,951)
Seagate Technology Holdings	1.00%	Credit Suisse International	June 2014	$95	1,265
Seagate Technology Holdings	5.00%	Morgan Stanley Capital Services, Inc.	June 2014	$225	2,050
Macy’s, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2014	$90	(693)
Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank NA	March 2015	$180	(1,156)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank NA	March 2016	$680	(293,989)

Total					$(437,271)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)

  Credit default swaps on traded indexes – sold protection outstanding as of June 30, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Average Credit Rating[1]	Notional Amount (000)	Unrealized Depreciation

Dow Jones CDX North America High Yield	5.00%	Credit Suisse International	June 2015	B	$2,860	$(9,954)

[1]	Using Standard and Poor’s rating.

  Interest rate swaps outstanding as of June 30, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

1.10%(a)	3-month LIBOR	Goldman Sachs Bank USA	March 2012	$10,500	$35,833
1.16%(a)	3-month LIBOR	JPMorgan Chase Bank NA	March 2012	$14,300	63,967
1.24%(b)	3-month LIBOR	JPMorgan Chase Bank NA	April 2012	$15,100	(87,640)
1.21%(a)	3-month LIBOR	Citibank NA	May 2012	$17,500	91,147
1.21%(b)	3-month LIBOR	Goldman Sachs Bank USA	May 2012	$3,500	(18,544)
1.29%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2012	$4,100	(26,341)
1.67%(a)	3-month LIBOR	JPMorgan Chase Bank NA	May 2013	$1,800	19,283
1.72%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2013	$5,500	63,350
2.79%(b)	3-month LIBOR	JPMorgan Chase Bank NA	November 2014	$1,175	(46,044)
2.61%(a)	3-month LIBOR	Citibank NA	December 2014	$4,000	123,997
2.69%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2015	$8,000	265,313
2.75%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2015	$6,000	(211,548)
2.68%(a)	3-month LIBOR	BNP Paribas SA	April 2015	$5,200	163,633
2.65%(b)	3-month LIBOR	JPMorgan Chase Bank NA	April 2015	$1,200	(36,117)
2.72%(b)	3-month LIBOR	JPMorgan Chase Bank NA	April 2015	$4,000	(134,389)
2.73%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2015	$3,900	(133,393)
2.49%(b)	3-month LIBOR	Credit Suisse International	May 2015	$3,500	(78,710)
2.62%(b)	3-month LIBOR	Credit Suisse International	May 2015	$4,000	(114,288)
2.23%(a)	3-month LIBOR	Deutsche Bank AG	May 2015	$13,200	123,110
2.46%(a)	3-month LIBOR	Deutsche Bank AG	May 2015	$1,400	28,886
2.66%(b)	3-month LIBOR	Royal Bank of Scotland Plc	May 2015	$4,800	(145,152)
2.38%(a)	3-month LIBOR	BNP Paribas SA	June 2015	$7,000	111,317
2.36%(b)	3-month LIBOR	Citibank NA	June 2015	$3,100	(47,574)
2.09%(a)	3-month LIBOR	Credit Suisse International	June 2015	$2,400	4,099
2.23%(b)	3-month LIBOR	Deutsche Bank AG	June 2015	$7,700	(63,691)
2.34%(a)	3-month LIBOR	Deutsche Bank AG	June 2015	$10,900	151,268
2.39%(a)	3-month LIBOR	Deutsche Bank AG	June 2015	$2,300	37,472
2.22%(b)	3-month LIBOR	Goldman Sachs Bank USA	June 2015	$3,700	(29,824)
3.70%(a)	3-month LIBOR	Credit Suisse International	December 2019	$3,600	226,104
3.93%(a)	3-month LIBOR	BNP Paribas SA	January 2020	$1,300	107,124
3.89%(a)	3-month LIBOR	Credit Suisse International	January 2020	$2,700	212,634
3.79%(a)	3-month LIBOR	BNP Paribas SA	February 2020	$2,500	176,709
3.75%(a)	3-month LIBOR	Citibank NA	February 2020	$2,600	172,912
3.75%(a)	3-month LIBOR	Royal Bank of Scotland Plc	February 2020	$4,000	265,459
3.68%(a)	3-month LIBOR	BNP Paribas SA	March 2020	$3,100	187,737
3.33%(a)	3-month LIBOR	Citibank NA	March 2020	$2,200	169,658
3.77%(a)	3-month LIBOR	Citibank NA	March 2020	$2,700	182,367
3.68%(b)	3-month LIBOR	Deutsche Bank AG	March 2020	$1,200	(72,343)
3.75%(b)	3-month LIBOR	Deutsche Bank AG	March 2020	$3,000	(196,805)
3.31%(a)	3-month LIBOR	JPMorgan Chase Bank NA	March 2020	$1,900	139,068
3.40%(a)	3-month LIBOR	JPMorgan Chase Bank NA	March 2020	$2,000	165,685
3.83%(b)	3-month LIBOR	JPMorgan Chase Bank NA	March 2020	$1,100	(79,930)
3.70%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	$2,600	(160,084)
3.64%(b)	3-month LIBOR	Royal Bank of Scotland Plc	March 2020	$4,200	(237,731)
3.87%(b)	3-month LIBOR	BNP Paribas SA	April 2020	$3,200	(243,519)
3.96%(b)	3-month LIBOR	BNP Paribas SA	April 2020	$2,200	(184,969)
3.80%(a)	3-month LIBOR	Citibank NA	April 2020	$2,500	174,446
3.85%(b)	3-month LIBOR	Citibank NA	April 2020	$5,000	(202,461)
3.95%(b)	3-month LIBOR	Citibank NA	April 2020	$600	(49,947)
4.05%(b)	3-month LIBOR	Credit Suisse International	April 2020	$2,000	(183,554)
3.40%(b)	3-month LIBOR	Deutsche Bank AG	April 2020	$4,900	(369,465)
3.77%(a)	3-month LIBOR	Deutsche Bank AG	April 2020	$1,600	107,748
3.80%(a)	3-month LIBOR	Deutsche Bank AG	April 2020	$2,800	195,938
3.95%(b)	3-month LIBOR	JPMorgan Chase Bank NA	April 2020	$2,100	(175,593)
3.92%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2020	$1,100	88,706
4.00%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2020	$2,100	(183,637)
3.74%(a)	3-month LIBOR	Royal Bank of Scotland Plc	April 2020	$2,200	142,722

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

3.48%(a)	3-month LIBOR	Credit Suisse International	May 2020	$1,600	$66,944
3.60%(a)	3-month LIBOR	Credit Suisse International	May 2020	$2,500	131,468
2.52%(c)	3-month LIBOR	Deutsche Bank AG	May 2020	$2,500	28,320
3.39%(b)	3-month LIBOR	Deutsche Bank AG	May 2020	$5,300	(181,659)
3.45%(a)	3-month LIBOR	Deutsche Bank AG	May 2020	$200	7,801
3.48%(b)	3-month LIBOR	Deutsche Bank AG	May 2020	$1,400	(58,803)
3.57%(a)	3-month LIBOR	Goldman Sachs Bank USA	May 2020	$2,400	120,748
3.60%(b)	3-month LIBOR	JPMorgan Chase Bank NA	May 2020	$1,800	(79,562)
3.72%(a)	3-month LIBOR	JPMorgan Chase Bank NA	May 2020	$1,500	93,986
3.60%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$2,000	(80,579)
3.60%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$3,300	(133,935)
3.64%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$1,400	78,871
3.73%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$5,100	323,999
3.76%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$2,800	187,366
3.46%(b)	3-month LIBOR	Royal Bank of Scotland Plc	May 2020	$400	(15,853)
4.80%(b)	3-month LIBOR	Citibank NA	June 2020	$3,200	(337,556)
3.35%(a)	3-month LIBOR	Credit Suisse International	June 2020	$1,100	32,816
3.39%(a)	3-month LIBOR	Credit Suisse International	June 2020	$2,300	76,442
3.39%(a)	3-month LIBOR	Goldman Sachs Bank USA	June 2020	$400	13,449
3.31%(a)	3-month LIBOR	Goldman Sachs Bank USA	June 2020	$1,500	39,858
3.26%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$500	10,664
3.34%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$3,000	87,203
3.36%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$700	(21,536)
3.43%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$1,600	59,321
3.80%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$6,500	(215,897)
3.37%(b)	3-month LIBOR	Royal Bank of Scotland Plc	June 2020	$1,600	(50,649)
3.39%(b)	3-month LIBOR	Royal Bank of Scotland Plc	June 2020	$600	(19,725)
3.01%(a)	3-month LIBOR	JPMorgan Chase Bank NA	July 2020	$400	(198)
3.05%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2020	$1,200	3,529
3.06%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2020	$600	2,088
3.02%(a)	3-month LIBOR	Royal Bank of Scotland Plc	July 2020	$800	133
3.46%(c)	3-month LIBOR	BNP Paribas SA	October 2020	$2,000	(54,200)
4.48%(a)	3-month LIBOR	Citibank NA	April 2040	$300	42,659
4.44%(b)	3-month LIBOR	JPMorgan Chase Bank NA	April 2040	$800	(108,181)

Total					$533,731

(a)	Pays floating interest rate and receives fixed rate.
(b)	Pays fixed interest rate and receives floating rate.
(c)	Pays floating amount and receives fixed interest amount at expiration.

  Total return swaps outstanding as of June 30, 2010 were as follows:

Interest Receivable Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation

2.62%	Morgan Stanley
	Capital Services, Inc.	May 2020	$4,300	$87,823	(d)

(d)	Based on the change in the return of the Consumer Price Index for All Urban Consumers.

  Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

    Level 1—price quotations in active markets/exchanges for identical assets and liabilities

    Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

    Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of Notes to Financial Statements.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (concluded)

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Portfolio’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investment in Securities:

Long-Term
Investments:
Common Stocks	$320,999,750	—	—	$320,999,750
Asset-Backed
Securities	—	$14,303,413	$2,546,486	16,849,899
Corporate Bonds	—	58,674,824	—	58,674,824
Foreign Agency
Obligations	—	5,862,350	—	5,862,350
Non-Agency
Mortgage-Backed
Securities	—	33,097,892	2,703,186	35,801,078
Taxable
Municipal Bonds	—	4,735,600	—	4,735,600
U.S. Government
Sponsored
Agency
Securities	—	157,789,945	—	157,789,945
U.S. Treasury
Obligations	—	20,968,101	—	20,968,101
Preferred
Securities	—	3,810,497	—	3,810,497
Short-Term
Securities:
Borrowed Bond
Agreements		664,200	—	664,200

Liabilities:
Investment in Securities:

Long-Term
Investments:
Borrowed Bonds	—	(678,171)	—	(678,171)
TBA Sale
Commitments	—	(90,816,936)	—	(90,816,936)

Total	$320,999,750	$208,411,715	$5,249,672	$534,661,137

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:

Credit contracts	—	$4,113	—	$4,113
Foreign currency
exchange contracts	—	31,663	—	31,663
Interest rate contracts	$187,502	8,073,744	—	8,261,246
Other contracts	—	87,823	—	87,823

Liabilities:

Credit contracts	—	(451,338)	—	(451,338)
Interest rate
contracts	(631,560)	(10,113,721)	—	(10,745,281)

Total	$(444,058)	$(2,367,716)	—	$(2,811,774)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Total

Assets:
Balance, as of December 31, 2009	$199,500	$2,056,364	$2,255,864
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	6,524	6,524
Net change in unrealized
appreciation/depreciation[2]	22,917	2,112	25,029
Purchases	—	—	—
Sales	—	(1,165,000)	(1,165,000)
Transfers in2	2,324,069	1,803,186	4,127,255
Transfers out[2]	—	—	—

Balance, as of June 30, 2010	$2,546,486	$2,703,186	$5,249,672

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at June 30, 2010 was $27,417.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts

Liabilities:
Balance, as of December 31, 2009	$(71,419)
Accrued discounts/premiums	—
Net realized gain (loss)	(27,680)
Net change in unrealized appreciation/depreciation	72,108
Purchases	—
Sales	26,991
Transfers in3	—
Transfers out[3]	—

Balance, as of June 30, 2010	—

[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Capital Appreciation Portfolio
Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Air Freight & Logistics—2.0%
United Parcel Service, Inc., Class B	49,100	$2,793,299

Airlines—2.7%
Delta Air Lines, Inc. (a)(b)	235,500	2,767,125
UAL Corp. (a)(b)	49,000	1,007,440

		3,774,565

Beverages—2.4%
The Coca-Cola Co.	65,900	3,302,908

Biotechnology—1.0%
Amgen, Inc. (a)	27,200	1,430,720

Building Products—0.4%
Masco Corp.	51,400	553,064

Chemicals—0.8%
Ecolab, Inc.	25,700	1,154,187

Commercial Banks—1.4%
Wells Fargo & Co.	76,200	1,950,720

Communications Equipment—3.1%
Cisco Systems, Inc. (a)	123,500	2,631,785
F5 Networks, Inc. (a)	24,200	1,659,394

		4,291,179

Computers & Peripherals—11.9%
Apple, Inc. (a)	35,600	8,954,468
Hewlett-Packard Co.	88,100	3,812,968
NetApp, Inc. (a)	74,300	2,772,133
Seagate Technology Holdings (a)	79,400	1,035,376

		16,574,945

Consumer Finance—0.5%
American Express Co.	18,000	714,600

Diversified Financial Services—2.3%
JPMorgan Chase & Co.	33,310	1,219,479
Moody’s Corp. (b)	97,000	1,932,240

		3,151,719

Energy Equipment & Services—1.5%
Schlumberger Ltd.	36,500	2,019,910

Food & Staples Retailing—3.1%
Wal-Mart Stores, Inc.	59,600	2,864,972
Whole Foods Market, Inc. (a)	41,100	1,480,422

		4,345,394

Health Care Equipment & Supplies—1.5%
Zimmer Holdings, Inc. (a)	38,800	2,097,140

Health Care Providers & Services—3.5%
Express Scripts, Inc. (a)	63,800	2,999,876
Lincare Holdings, Inc.	56,250	1,828,688

		4,828,564

Health Care Technology—1.3%
Cerner Corp. (a)	23,300	1,768,237

Hotels, Restaurants & Leisure—5.1%
Ctrip.com International Ltd.—ADR (a)	30,500	1,145,580
Darden Restaurants, Inc.	27,800	1,080,030
Las Vegas Sands Corp. (a)	85,100	1,884,114
Starbucks Corp.	71,500	1,737,450
Starwood Hotels & Resorts Worldwide, Inc.	28,700	1,189,041

		7,036,215

Household Durables—0.7%
Whirlpool Corp.	11,200	983,584

Household Products—2.6%
The Procter & Gamble Co.	60,600	3,634,788

IT Services—0.7%
Cognizant Technology Solutions Corp. (a)	20,400	1,021,224

Internet & Catalog Retail—3.3%
Amazon.com, Inc. (a)	30,900	3,376,134
NetFlix, Inc. (a)	11,800	1,282,070

		4,658,204

Internet Software & Services—3.5%
Baidu.com, Inc.—ADR (a)	27,600	1,879,008
Google, Inc., Class A (a)	6,600	2,936,670

		4,815,678

Life Sciences Tools & Services—3.8%
Covance, Inc. (a)(b)	47,800	2,453,096
Illumina, Inc. (a)	31,900	1,388,607
Life Technologies Corp. (a)	30,100	1,422,225

		5,263,928

Machinery—8.4%
Cummins, Inc.	34,100	2,220,933
Danaher Corp.	101,000	3,749,120
Joy Global, Inc.	54,600	2,734,914
PACCAR, Inc.	73,400	2,926,458

		11,631,425

Media—2.0%
CBS Corp., Class B	126,900	1,640,817
Comcast Corp., Class A	66,800	1,160,316

		2,801,133

Metals & Mining—1.6%
Agnico-Eagle Mines Ltd.	10,400	632,112
Freeport-McMoRan Copper &
Gold, Inc., Class B	12,200	721,386
United States Steel Corp.	23,800	917,490

		2,270,988

Multiline Retail—1.8%
Kohl’s Corp. (a)	51,900	2,465,250

Oil, Gas & Consumable Fuels—3.0%
EOG Resources, Inc.	30,000	2,951,100
Massey Energy Co.	42,300	1,156,905

		4,108,005

Personal Products—1.2%
Avon Products, Inc.	64,500	1,709,250

Pharmaceuticals—3.2%
Abbott Laboratories	64,700	3,026,666
Teva Pharmaceutical
Industries Ltd.—ADR	27,400	1,424,526

		4,451,192

Professional Services—0.9%
Manpower, Inc.	29,900	1,291,082

Semiconductors & Semiconductor Equipment—5.7%
Altera Corp.	56,500	1,401,765
Broadcom Corp., Class A	48,400	1,595,748
Cree, Inc. (a)	15,400	924,462
Intel Corp.	35,700	694,365
Lam Research Corp. (a)	40,700	1,549,042
Micron Technology, Inc. (a)	204,100	1,732,809

		7,898,191

Software—9.8%
Check Point Software Technologies Ltd. (a)	67,800	1,998,744
Microsoft Corp.	279,800	6,438,198
Oracle Corp.	62,300	1,336,958
Salesforce.com, Inc. (a)	34,600	2,969,372
VMware, Inc. (a)	14,900	932,591

		13,675,863

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Capital Appreciation Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Specialty Retail—2.0%
CarMax, Inc. (a)	48,200	$959,180
Home Depot, Inc.	63,400	1,779,638

		2,738,818

Wireless Telecommunication Services—0.7%
NII Holdings, Inc. (a)	28,700	933,324

Total Long-Term Investments
(Cost—$123,120,706)—99.4%		138,139,293

Short-Term Securities

BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.16% (c)(d)	936,213	936,213

	Beneficial Interest (000)

BlackRock Liquidity Series,
LLC Money Market Series,
0.27% (c)(d)(e)	$6,354	6,354,200

Total Short-Term Securities
(Cost—$7,290,413)—5.2%		7,290,413

Total Investments
(Cost—$130,411,119*)—104.6%		145,429,706
Liabilities in Excess of Other Assets—(4.6)%		(6,386,983)

Net Assets—100.0%		$139,042,723

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$133,087,028

Gross unrealized appreciation	$18,134,829
Gross unrealized depreciation	(5,792,151)

Net unrealized appreciation	$12,342,678

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2009	Net Activity	Shares/ Beneficial Interest Held at June 30, 2010	Income

BlackRock Liquidity Funds,
TempFund, Institutional Class	487,049	449,164	936,213	$506
BlackRock Liquidity Series, LLC
Money Market Series	$9,222,200	$(2,868,000)	$6,354,200	$6,892

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

  Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

    Level 1—price quotations in active markets/exchanges for identical assets and liabilities

    Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

    Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term
Investments[1]	$138,139,293	—	—	$138,139,293
Short-Term
Securities	936,213	$6,354,200	—	7,290,413

Total	$139,075,506	$6,354,200	—	$145,429,706

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia—0.6%
BHP Billiton Ltd.	30,000	$933,288
CSL Ltd.	10,252	279,915
Newcrest Mining Ltd.	5,552	161,988
Rio Tinto Ltd.	2,367	130,172
Telstra Corp. Ltd.	59,156	161,244
Woodside Petroleum Ltd.	2,806	97,535

		1,764,142

Austria—0.0%
Telekom Austria AG	5,545	61,659

Belgium—0.1%
RHJ International (a)	31,800	235,564
RHJ International—ADR (a)(b)	11,100	82,935

		318,499

Brazil—2.0%
All America Latina Logistica SA	16,330	127,654
Banco Itau Holding Financeira SA,
Preference Shares	13,800	248,782
Banco Santander Brasil SA	11,600	119,535
Cia Brasileira de Distribuicao Grupo
Pao de Acucar, Preference Shares	15,352	536,257
Cia Energetica de Minas Gerais—ADR	4,797	70,372
Cosan Ltd. (a)	24,000	224,160
Cyrela Brazil Realty SA	30,200	328,603
Hypermarcas SA (a)	58,100	745,161
MRV Engenharia e Participacoes SA	28,000	197,784
NET Servicos de Comunicacao SA,
Preference Shares (a)	12,200	114,700
Petroleo Brasileiro SA—ADR	60,481	1,802,334
SLC Agricola SA	24,400	179,789
Usinas Siderurgicas de Minas Gerais SA,
Preference ‘A’ Shares	3,300	88,305
Vale SA, Preference ‘A’ Shares	18,800	397,872
Vivo Participacoes SA—ADR	20,575	533,304

		5,714,612

Canada—3.1%
Agrium, Inc.	5,800	283,852
Alamos Gold, Inc.	19,300	296,058
BCE, Inc.	900	26,343
Barrick Gold Corp.	22,494	1,021,453
Canadian Natural Resources Ltd.	10,000	332,300
Canadian Pacific Railway Ltd.	4,560	244,507
Canadian Pacific Railway Ltd.	4,790	256,745
Cenovus Energy, Inc.	310	7,995
Daylight Energy Ltd.	24,790	207,951
Eldorado Gold Corp.	34,074	610,711
EnCana Corp.	310	9,405
Goldcorp, Inc.	25,507	1,118,482
Golden Star Resources Ltd. (a)	11,230	49,581
IAMGOLD Corp.	51,227	905,693
IAMGOLD, International African
Mining Gold Corp.	14,017	247,146
Kinross Gold Corp.	49,151	840,306
Kinross Gold Corp.	13,658	233,415
New Gold, Inc. (a)	2,610	16,206
Potash Corp. of Saskatchewan, Inc.	1,220	105,213
Rogers Communications, Inc., Class B	6,900	226,044
Silver Wheaton Corp. (a)	16,200	325,620
Sino-Forest Corp. (a)	18,580	264,070
Suncor Energy, Inc.	5,495	161,719
TELUS Corp.	2,530	95,468
Talisman Energy, Inc.	4,500	68,057
Teck Resources Ltd., Class B	700	20,706
Thomson Reuters Corp.	400	14,332
Vittera, Inc. (a)	7,800	51,949
Yamaha Gold, Inc.	76,669	786,459

		8,827,786

Chile—0.1%
Banco Santander Chile SA—ADR	2,300	154,307
Sociedad Quimica y Minera de Chile SA	3,700	120,657

		274,964

China—0.6%
China BlueChemical Ltd.	195,200	109,295
China Communications Services Corp. Ltd.	3,100	1,513
China Huiyan Juice Group Ltd.	41,000	28,274
China Life Insurance Co. Ltd.	48,300	214,925
China Life Insurance Co. Ltd.—ADR	3,380	220,376
China Pacific Insurance Group Co. Ltd.	23,300	93,207
China Shenhua Energy Co. Ltd., Class H	44,679	163,525
China South Locomotive and Rolling Corp.	81,600	56,168
China Unicom Ltd.	89,500	121,143
Dongfeng Motor Group Co. Ltd.	21,500	25,346
Guangshen Railway Co. Ltd.	328,600	114,782
Jiangsu Express	28,000	25,494
Mindray Medical International Ltd.—ADR	1,900	59,698
Ping An Insurance Group Co. of China Ltd.	14,494	119,777
Tianjin Port Development Holdings Ltd. (a)	946,800	209,133
Xiamen International Port Co. Ltd.	310,600	55,444
Zhongsheng Group Holdings Ltd. (a)	93,800	115,640

		1,733,740

Egypt—0.1%
Telecom Egypt	81,361	220,884

Finland—0.1%
Fortum Oyj	6,300	138,290
Nokia Oyj—ADR	2,400	19,560

		157,850

France—0.6%
AXA SA	4,697	71,757
AXA SA—ADR	300	4,575
Cie Generale d’Optique Essilor
International SA	7,519	446,816
France Telecom SA	17,866	309,885
Sanofi-Aventis	1,900	114,432
Sanofi-Aventis—ADR	293	8,808
Technip SA	900	51,620
Thales SA	2,800	90,396
Total SA	7,119	317,784
Total SA—ADR	9,000	401,760

		1,817,833

Germany—0.2%
Allianz AG, Registered Shares	808	79,971
Bayer AG	2,730	152,556
Bayer AG—ADR	200	11,160
Bayerische Motoren Werke AG	1,200	58,292
Kabel Deutschland Holding AG (a)	1,000	28,615
Volkswagen AG, Preference Shares	2,924	256,583

		587,177

Hong Kong—1.5%
Beijing Enterprises Holdings Ltd.	135,820	881,703
Chaoda Modern Agriculture Holdings Ltd.	522,016	516,190
Cheung Kong Holdings Ltd.	17,000	197,357
Cheung Kong Infrastructure Holdings Ltd.	51,100	189,979
China Dongxiang Group Co.	229,601	153,036
China Mobile Ltd.	54,200	544,304

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Hong Kong (concluded)
China Telecom Corp., Ltd.	240,000	$115,887
Denway Motors Ltd.	302,500	143,346
Hutchison Whampoa Ltd.	34,470	213,808
The Link Real Estate Investment Trust	177,064	441,131
Ports Design Ltd.	800	2,055
Shougang Concord International
Enterprises Co. Ltd.	342,200	48,780
Sinopharm Group Co.	30,200	111,501
Tianjin Development Holdings Ltd.	584,779	355,648
Wharf Holdings Ltd.	48,150	235,899

		4,150,624

India—0.8%
Adani Power Ltd. (a)	70,330	190,970
Bharat Heavy Electricals Ltd.	9,900	521,598
Container Corp. of India	2,400	69,432
Hindustan Lever Ltd.	14,200	81,634
Housing Development Finance Corp.	5,824	367,027
Larsen & Toubro Ltd.	5,500	212,727
Reliance Industries Ltd.	16,500	384,013
State Bank of India Ltd.	7,000	344,042

		2,171,443

Indonesia—0.2%
Bumi Resources Tbk PT	799,634	163,255
Telekomunikasi Indonesia Tbk PT	307,900	260,980

		424,235

Ireland—0.1%
Accenture Plc	600	23,190
Covidien Plc	4,633	186,154
Ingersoll-Rand Plc	600	20,694
Warner Chilcott Plc, Class A (a)	800	18,280

		248,318

Israel—0.2%
AFI Development Plc—GDR (a)	30,700	50,041
Teva Pharmaceutical Industries Ltd.—ADR	9,271	481,999

		532,040

Italy—0.0%
Assicurazioni Generali SpA	2,400	41,849
Intesa Sanpaolo SpA	32,400	85,332

		127,181

Japan—6.4%
Aisin Seiki Co., Ltd.	5,000	134,613
Astellas Pharma, Inc.	4,900	164,178
The Bank of Kyoto Ltd.	18,300	150,652
Canon, Inc.	11,231	418,573
Coca-Cola Central Japan Co., Ltd.	4,783	61,287
Coca-Cola West Holdings Co., Ltd.	14,018	231,628
Daihatsu Motor Co., Ltd.	11,900	110,757
Daikin Industries Ltd.	1,100	33,539
Daiwa House Industry Co., Ltd.	18,100	162,830
Denso Corp.	6,800	187,945
East Japan Railway Co.	8,927	594,409
Fanuc Ltd.	1,550	175,030
Fuji Heavy Industries Ltd. (a)	43,000	230,354
Fujitsu Ltd.	11,000	68,759
Futaba Industrial Co., Ltd. (a)	14,900	111,968
Hitachi Chemical Co., Ltd.	10,300	191,355
Hokkaido Coca-Cola Bottling Co., Ltd.	3,900	18,791
Honda Motor Co., Ltd.	10,440	306,652
Hoya Corp.	16,791	357,273
JGC Corp.	20,000	303,484
KDDI Corp.	116	552,935

Kinden Corp.	14,000	119,216
Kirin Holdings Co., Ltd.	27,000	339,919
Kubota Corp.	57,820	443,497
Kuraray Co., Ltd.	13,600	159,549
Kyowa Hakko Kirin Co. Ltd.	16,900	160,275
Mikuni Coca-Cola Bottling Co., Ltd.	10,500	83,810
Mitsubishi Corp.	39,100	808,918
Mitsubishi Tanabe Pharma Corp.	8,000	121,889
Mitsubishi UFJ Financial Group, Inc.	71,800	326,023
Mitsui & Co., Ltd.	45,520	531,027
Mitsui OSK Lines Ltd.	25,400	167,936
Mitsui Sumitomo Insurance Group
Holdings, Inc.	30,205	646,488
Murata Manufacturing Co., Ltd.	5,400	257,516
NGK Insulators Ltd.	6,600	102,795
NKSJ Holdings, Inc. (a)	66,060	395,247
NTT DoCoMo, Inc.	632	957,031
NTT Urban Development Co.	97	77,061
Nintendo Co., Ltd.	600	176,166
Nippon Electric Glass Co.	6,300	72,164
Nippon Telegraph & Telephone Corp.	7,200	293,298
Nomura Holdings, Inc.	32,900	179,749
Okumura Corp.	52,200	190,966
Rinnai Corp.	2,850	146,290
Rohm Co., Ltd.	3,600	216,177
Sekisui House Ltd.	46,500	397,692
Seven & I Holdings Co., Ltd.	19,090	437,377
Shimachu Co., Ltd.	2,400	43,681
Shin-Etsu Chemical Co., Ltd.	13,170	612,342
Shionogi & Co., Ltd.	11,200	232,195
Sony Corp.—ADR	600	16,008
Sony Financial Holdings, Inc.	20	66,715
Sumitomo Chemical Co., Ltd.	179,000	692,762
Sumitomo Electric Industries Ltd.	12,500	145,674
Sumitomo Mitsui Financial Group, Inc.	7,500	212,268
Suzuki Motor Corp.	28,461	558,559
TDK Corp.	2,800	153,222
Tadano Ltd.	4,000	19,590
Terumo Corp.	3,100	148,458
Toda Corp.	44,300	142,499
Toho Co., Ltd.	11,100	184,023
Tokio Marine Holdings, Inc.	32,172	845,797
Tokyo Gas Co., Ltd.	84,581	386,124
Toyota Industries Corp.	16,424	416,777
Toyota Motor Corp.	7,800	267,998
Ube Industries Ltd.	74,800	176,860
West Japan Railway Co.	58	212,098

		17,908,738

Kazakhstan—0.2%
KazMunaiGas Exploration Production—GDR	25,300	470,580

Luxembourg—0.0%
Millicom International Cellular SA	300	24,321

Malaysia—0.5%
Axiata Group Bhd (a)	123,750	148,845
British American Tobacco Malaysia Bhd	11,600	156,852
IOI Corp. Bhd	40,361	62,206
PLUS Expressways Bhd	277,854	291,549
Telekom Malaysia Bhd	55,000	56,719
Tenaga Nasional Bhd	85,487	221,457
YTL Power International	612,903	417,483

		1,355,111

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Mexico—0.2%
America Movil, SA de CV—ADR	8,500	$403,750
Fomento Economico Mexicano,
SA de CV—ADR	2,000	86,300

		490,050

Netherlands—0.1%
Koninklijke KPN NV	10,905	139,001
Koninklijke Philips Electronics NV	5,400	161,256
Koninklijke Philips Electronics NV,
New York Registered Shares	1,100	32,824
Unilever NV—ADR	2,500	68,300

		401,381

Norway—0.1%
DnB NOR ASA	6,900	66,365
Statoil ASA	12,600	242,737

		309,102

Philippines—0.0%
Philippine Long Distance Telephone Co.—ADR	2,600	132,522

Poland—0.0%
Powszechny Zaklad Ubezpieczen SA	700	72,221

Russia—1.3%
Kuzbassrazrezugol (a)	537,062	193,343
LSR Group—GDR (a)(b)	50,500	383,800
MMC Norilsk Nickel—ADR	8,958	130,070
Magnitogorsk Iron & Steel Works—GDR	11,400	105,906
Novorossiysk Commercial Sea Port—GDR	49,000	539,000
OAO Rosnft Oil Co.—GDR (a)	17,300	106,914
Polyus Gold Co. ZAO—ADR	22,600	621,500
RusHydro—ADR (a)	142,008	694,419
Sberbank	196,400	479,216
Uralkali—GDR	900	16,218
VimpelCom Ltd.—ADR (a)	17,400	281,532

		3,551,918

Singapore—0.8%
CapitaLand Ltd.	41,300	105,313
DBS Group Holdings Ltd.	14,510	140,818
Fraser and Neave Ltd.	79,700	291,442
K-Green Trust (a)	11,020	8,269
Keppel Corp. Ltd.	52,600	317,576
MobileOne Ltd.	98,400	149,765
Noble Group Ltd.	52,987	64,044
Oversea-Chinese Banking Corp.	61,400	386,643
Parkway Holdings Ltd.	103,731	262,521
Parkway Life Real Estate Investment Trust	4,875	4,719
Sembcorp Marine Ltd.	34,800	95,099
Singapore Press Holdings Ltd.	36,370	97,901
Singapore Telecommunications Ltd.	164,000	354,554
United Overseas Bank Ltd.	8,080	112,408

		2,391,072

South Africa—0.2%
Anglo Platinum Ltd. (a)	883	83,304
Gold Fields Ltd.—ADR	4,700	62,839
Impala Platinum Holdings Ltd.	3,300	76,804
Katanga Mining Ltd. (a)	43,382	26,489
Life Healthcare Group Holdings Ltd. (a)	61,800	109,106
Sasol Ltd.	2,900	103,025

		461,567

South Korea—1.0%
Cheil Industries, Inc.	2,600	199,238
KT Corp.	700	25,849
KT Corp.—ADR	16,920	324,356
KT&G Corp.	4,964	244,035
Korean Reinsurance Co.	3,096	24,231
LG Corp.	2,900	155,162
LG Display Co. Ltd.	5,300	174,317
Mando Corp. (a)	400	36,826
Meritz Fire & Marine Insurance Co. Ltd.	3,051	19,243
POSCO	500	189,455
POSCO—ADR	1,920	181,094
Paradise Co. Ltd.	18,232	49,347
SK Telecom Co., Ltd.	2,040	267,351
Samsung Electronics Co., Ltd.	950	595,854
Samsung Fine Chemicals Co., Ltd.	4,500	234,314

		2,720,672

Spain—0.1%
Telefonica SA	10,361	191,935

Switzerland—0.8%
Credit Suisse Group AG	700	26,201
Credit Suisse Group AG	4,531	170,353
Garmin Ltd.	700	20,426
Nestle SA, Registered Shares	16,175	779,940
Noble Corp.	673	20,802
Novartis AG, Registered Shares	6,039	292,669
Roche Holding AG	1,875	258,078
Transocean Ltd. (a)	3,901	180,733
Tyco Electronics Ltd.	3,470	88,069
Tyco International Ltd.	744	26,211
UBS AG	14,600	193,418
Weatherford International Ltd. (a)	8,355	109,785
Zurich Financial Services AG	966	212,920

		2,379,605

Taiwan—0.8%
Asustek Computer, Inc.	9,761	71,901
Catcher Technology Co. Ltd.	17,900	38,611
Cheng Shin Rubber Industry Co. Ltd.	41,000	82,988
Chunghwa Telecom Co., Ltd.	92,416	182,990
Chunghwa Telecom Co., Ltd.—ADR	17,350	341,621
Compal Electronics, Inc.	40,000	47,640
Delta Electronics, Inc.	95,255	304,069
Far EasTone Telecommunications Co., Ltd.	115,000	141,804
HON HAI Precision Industry Co., Ltd. (a)	45,222	158,511
HTC Corp.	25,150	333,995
MediaTek, Inc.	8,000	111,662
Pegatron Corp. (a)	26,272	24,570
Taiwan Cement Corp.	10,000	8,432
Taiwan Semiconductor Manufacturing Co., Ltd.	202,192	377,906

		2,226,700

Thailand—0.2%
Hana Microelectronics Pcl	81,077	67,585
PTT Chemical Pcl	16,108	52,218
PTT Public Company THB10	24,679	187,436
Siam Commercial Bank Pcl	96,246	241,432

		548,671

Turkey—0.3%
BIM Birlesik Magazalar AS	7,000	194,009
Tupas Turkiye Petrol Rafine	7,870	142,757
Turk Telekomunikasyon AS	44,615	142,427
Turkcell Iletisim Hizmet AS	19,192	99,543
Turkiye Garanti Bankasi AS	57,192	238,012

		816,748

United Kingdom—1.9%
Anglo American Plc (a)	10,400	362,389
Antofagasta Plc	14,300	166,375
AstraZeneca Group Plc—ADR	700	32,991

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United Kingdom (concluded)
BG Group Plc	36,000	$535,422
BP Plc (a)	43,488	208,184
BP Plc—ADR (a)	1,300	37,544
BT Group Plc	36,500	70,456
British American Tobacco Plc	5,219	165,629
Diageo Plc—ADR	10,261	643,775
Ensco International Plc—ADR	500	19,640
GlaxoSmithKline Plc—ADR	700	23,807
Guinness Peat Group Plc	281,669	126,854
HSBC Holdings Plc	70,916	647,867
HSBC Holdings Plc—ADR	4,000	182,360
HSBC Holdings Plc, Hong Kong Registered	22,100	206,188
International Power Plc	21,900	97,827
Lloyds TSB Group Plc (a)	348,894	275,440
National Grid Plc	39,900	291,308
Prudential Plc	6,800	51,290
Royal Dutch Shell Plc—ADR	2,511	126,102
Shire Pharmaceuticals Plc—ADR	300	18,414
Standard Chartered Plc	7,000	170,453
Unilever Plc	4,985	133,259
Unilever Plc—ADR	4,600	122,958
Vodafone Group Plc	202,795	417,857
Vodafone Group Plc—ADR	14,322	296,036

		5,430,425

United States—29.0%
3M Co.	6,404	505,852
ACE Ltd.	15,940	820,591
The AES Corp. (a)	6,000	55,440
AOL, Inc. (a)	443	9,210
AT&T Inc.	66,029	1,597,242
Abbott Laboratories	14,520	679,246
Advance Auto Parts, Inc.	600	30,108
Advanced Micro Devices, Inc. (a)	25,500	186,660
Aetna, Inc.	16,213	427,699
Agilent Technologies, Inc. (a)	5,300	150,679
Allergan, Inc.	400	23,304
Alliance Resource Partners LP	3,089	138,912
The Allstate Corp.	3,839	110,294
Altria Group, Inc.	15,829	317,213
Amdocs Ltd. (a)	800	21,480
American Commercial Lines, Inc. (a)	6,049	136,163
American Tower Corp., Class A (a)	6,100	271,450
American Water Works Co, Inc.	5,649	116,369
AmerisourceBergen Corp.	5,028	159,639
Amgen, Inc. (a)	7,369	387,609
Amphenol Corp., Class A	1,096	43,051
Anadarko Petroleum Corp.	8,339	300,955
Analog Devices, Inc.	1,688	47,028
Apache Corp.	4,625	389,379
Apple, Inc. (a)	8,149	2,049,718
Arch Capital Group Ltd. (a)	2,583	192,434
Ascent Media Corp., Class A (a)	54	1,364
Axis Capital Holdings Ltd.	168	4,993
BMC Software, Inc. (a)	1,200	41,556
Bank of America Corp.	93,281	1,340,448
The Bank of New York Mellon Corp. (c)	29,754	734,626
Baxter International, Inc.	2,613	106,192
Biogen Idec, Inc. (a)	500	23,725
Boeing Co.	9,650	605,537
Boston Scientific Corp. (a)	18,929	109,788
Bristol-Myers Squibb Co.	86,893	2,167,111
Broadcom Corp., Class A	3,411	112,461
Bunge Ltd.	4,577	225,143
CA, Inc.	24,893	458,031
CF Industries Holdings, Inc.	6,800	431,460
CMS Energy Corp.	5,663	82,963
CNA Financial Corp. (a)	300	7,668
CNH Global NV	800	18,120
CVS Caremark Corp.	11,649	341,549
Cablevision Systems Corp., Class A	900	21,609
Capital One Financial Corp.	500	20,150
Cardinal Health, Inc.	700	23,527
CareFusion Corp. (a)	900	20,430
CenturyTel, Inc.	4,423	147,330
Cephalon, Inc. (a)	300	17,025
Check Point Software Technologies Ltd. (a)	800	23,584
Chesapeake Energy Corp.	6,445	135,023
Chevron Corp.	20,417	1,385,498
Chubb Corp.	6,301	315,113
Cigna Corp.	7,100	220,526
Cimarex Energy Co.	400	28,632
Cisco Systems, Inc. (a)	40,196	856,577
Citigroup, Inc. (a)	206,569	776,699
The Coca-Cola Co.	4,226	211,807
Cognizant Technology Solutions Corp. (a)	1,662	83,200
Colgate-Palmolive Co.	4,931	388,366
Comcast Corp., Class A	46,720	811,526
Comerica, Inc.	700	25,781
Complete Production Services, Inc. (a)	9,528	136,250
Computer Sciences Corp.	1,448	65,522
Comverse Technology, Inc. (a)	20,176	157,373
ConAgra Foods, Inc.	4,405	102,725
ConocoPhillips	16,300	800,167
Consol Energy, Inc.	22,200	749,472
Constellation Brands, Inc., Class A (a)	3,894	60,824
Constellation Energy Group, Inc.	600	19,350
Corning, Inc.	52,280	844,322
Crown Holdings, Inc. (a)	5,799	145,207
DIRECTV, Class A (a)	15	509
DISH Network Corp.	5,188	94,162
DTE Energy Co.	500	22,805
Darden Restaurants, Inc.	500	19,425
DaVita, Inc. (a)	4,234	264,371
Dell, Inc. (a)	41,447	499,851
Devon Energy Corp.	7,529	458,667
Discover Financial Services, Inc.	50	699
Discovery Communications, Inc., Class A (a)	299	10,677
Discovery Communications, Inc., Class C (a)	297	9,186
Dollar Tree, Inc. (a)	600	24,978
The Dow Chemical Co.	18,049	428,122
Dr. Pepper Snapple Group, Inc.	3,022	112,993
E.I. du Pont de Nemours & Co.	11,670	403,665
EMC Corp. (a)	18,879	345,486
EXCO Resources, Inc.	28,009	409,211
Eastman Chemical Co.	400	21,344
Eaton Corp.	400	26,176
eBay, Inc. (a)	8,506	166,803
El Paso Corp.	51,963	577,309
Electronic Arts, Inc. (a)	13,938	200,707
Eli Lilly & Co.	5,561	186,294
Endo Pharmaceuticals Holdings, Inc. (a)	1,899	41,436
Endurance Specialty Holdings Ltd.	7,501	281,513
Entergy Corp.	3,687	264,063
Everest Re Group Ltd.	1,454	102,827
Exelon Corp.	5,372	203,975
Expedia, Inc.	900	16,902

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
Extreme Networks, Inc. (a)	662	$1,787
Exxon Mobil Corp.	50,473	2,880,521
FMC Corp.	11,769	675,894
Family Dollar Stores, Inc.	400	15,076
Fidelity National Information Services, Inc.	1,749	46,908
Fidelity National Title Group, Inc., Class A	28,305	367,682
Fluor Corp.	300	12,750
Forest Laboratories, Inc. (a)	2,636	72,305
Freeport-McMoRan Copper & Gold, Inc.,
Class B	4,856	287,135
The Gap, Inc.	1,016	19,771
General Communication, Inc., Class A (a)	1,000	7,590
General Electric Co.	106,616	1,537,403
General Mills, Inc.	6,196	220,082
Genzyme Corp. (a)	7,523	381,943
Gilead Sciences, Inc. (a)	10,162	348,353
Global Industries Ltd. (a)	38,445	172,618
The Goldman Sachs Group, Inc.	3,300	433,191
Google, Inc., Class A (a)	1,866	830,277
H.J. Heinz Co.	3,379	146,040
Halliburton Co.	10,694	262,538
Hanesbrands, Inc. (a)	439	10,562
Harris Corp.	900	37,485
Hartford Financial Services Group, Inc.	3,800	84,094
HealthSouth Corp. (a)	6,720	125,731
Hess Corp.	4,926	247,975
Hewitt Associates, Inc., Class A (a)	600	20,676
Hewlett-Packard Co.	20,041	867,374
Hologic, Inc. (a)	31,624	440,522
Hospira, Inc. (a)	400	22,980
Humana, Inc. (a)	5,959	272,148
ITT Corp.	400	17,968
Intel Corp.	30,681	596,745
International Business Machines Corp.	15,553	1,920,484
International Game Technology	13,952	219,046
International Paper Co.	4,131	93,485
Intuit, Inc. (a)	700	24,339
JDS Uniphase Corp. (a)	2,663	26,204
JPMorgan Chase & Co.	45,597	1,669,306
Johnson & Johnson	31,804	1,878,344
KBR, Inc.	6,860	139,532
Kimberly-Clark Corp.	300	18,189
King Pharmaceuticals, Inc. (a)	2,433	18,466
Kraft Foods, Inc.	22,527	630,756
L-3 Communications Holdings, Inc.	100	7,084
LSI Corp. (a)	1,880	8,648
Lexmark International, Inc., Class A (a)	6,244	206,239
Liberty Global, Inc. (a)	900	23,391
Liberty Media Corp.—Starz, Series A (a)	1	52
Liberty Media Holding Corp.—Capital (a)	4	168
Liberty Media Holding Corp.—Interactive (a)	410	4,305
Life Technologies Corp. (a)	4,768	225,288
Limited Brands, Inc.	900	19,863
Lockheed Martin Corp.	6,705	499,523
Lorillard, Inc.	1,800	129,564
Lubrizol Corp.	300	24,093
MEMC Electronic Materials, Inc. (a)	1,400	13,832
Marathon Oil Corp.	16,880	524,799
Marco Polo Investment Holdings Ltd. (a)	105	—
Mattel, Inc.	11,080	234,453
McDermott International, Inc. (a)	22,923	496,512
McDonald’s Corp.	5,007	329,811
The McGraw-Hill Cos., Inc.	400	11,256
McKesson Corp.	4,275	287,109
Mead Johnson Nutrition Co.	9,338	468,021
MeadWestvaco Corp.	1,000	22,200
Medco Health Solutions, Inc. (a)	7,607	418,994
Medtronic, Inc.	18,039	654,275
Merck & Co, Inc.	34,811	1,217,341
MetLife, Inc.	5,484	207,076
Mettler Toledo International, Inc. (a)	1,025	114,421
Microsoft Corp.	99,503	2,289,564
Molson Coors Brewing Co., Class B	500	21,180
Morgan Stanley	20,091	466,312
Motorola, Inc. (a)	34,048	221,993
Murphy Oil Corp.	3,016	149,443
Mylan, Inc. (a)	1,100	18,744
NCB Holdings Ltd. (a)	860	—
NII Holdings, Inc. (a)	600	19,512
NRG Energy, Inc. (a)	5,250	111,353
Nabors Industries Ltd. (a)	2,637	46,464
National Oilwell Varco, Inc.	12,192	403,189
National Semiconductor Corp.	1,624	21,859
Newmont Mining Corp.	18,391	1,135,460
News Corp., Class A	16,993	203,236
NextEra Energy, Inc.	8,570	417,873
Northern Trust Corp.	11,807	551,387
Northrop Grumman Corp.	5,790	315,208
Novell, Inc. (a)	4,276	24,288
Occidental Petroleum Corp.	7,636	589,117
Oracle Corp.	37,347	801,467
PPG Industries, Inc.	400	24,164
PPL Corp.	12,448	310,578
Pall Corp.	1,590	54,648
Parker Hannifin Corp.	400	22,184
PartnerRe Ltd.	1,509	105,841
PerkinElmer, Inc.	5,135	106,140
Perrigo Co.	5,300	313,071
Pfizer, Inc.	88,738	1,265,404
PharMerica Corp. (a)	266	3,900
Philip Morris International, Inc.	9,349	428,558
Pitney Bowes, Inc.	1,000	21,960
Platinum Underwriters Holdings Ltd.	3,175	115,221
Polo Ralph Lauren Corp.	300	21,888
Polycom, Inc. (a)	13,709	408,391
Praxair, Inc.	1,969	149,624
Precision Castparts Corp.	2,250	231,570
Pride International, Inc. (a)	700	15,638
Principal Financial Group, Inc.	3,514	82,368
The Procter & Gamble Co.	19,053	1,142,799
The Progressive Corp.	8,198	153,467
QUALCOMM, Inc.	28,897	948,977
Qwest Communications International, Inc.	70,679	371,065
R.R. Donnelley & Sons Co.	1,300	21,281
Ralcorp Holdings, Inc. (a)	774	42,415
Raytheon Co.	3,600	174,204
RenaissanceRe Holdings Ltd.	2,968	167,009
Reynolds American, Inc.	300	15,636
Ross Stores, Inc.	500	26,645
RusHydro	1,942,281	93,229
Ryder System, Inc.	600	24,138
SM Energy Co.	6,200	248,992
SUPERVALU, Inc.	1,735	18,807
Safeway, Inc.	966	18,992
SanDisk Corp. (a)	800	33,656
Sara Lee Corp.	34,307	483,729

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value

United States (concluded)
Schlumberger Ltd.		9,780	$541,225
Seagate Technology Holdings (a)		1,400	18,256
Sears Holdings Corp. (a)		200	12,930
Simon Property Group, Inc.		1,700	137,275
Smith International, Inc.		2,109	79,404
Sohu.com, Inc. (a)		1,000	41,090
The Southern Co.		1,818	60,503
Spirit Aerosystems Holdings, Inc., Class A (a)		19,037	362,845
Sprint Nextel Corp. (a)		29,523	125,178
The St. Joe Co. (a)		9,266	214,601
State Street Corp.		9,557	323,218
Stryker Corp.		400	20,024
Symantec Corp. (a)		1,600	22,208
TJX Cos., Inc.		500	20,975
Target Corp.		500	24,585
Tellabs, Inc.		1,975	12,620
Teradata Corp. (a)		1,446	44,074
Texas Instruments, Inc.		17,741	413,010
Thermo Fisher Scientific, Inc. (a)		5,978	293,221
Time Warner Cable, Inc.		1,226	63,850
Time Warner, Inc.		4,883	141,168
Total System Services, Inc.		1,871	25,446
Transatlantic Holdings, Inc.		1,578	75,681
The Travelers Cos., Inc.		11,154	549,334
URS Corp. (a)		500	19,675
U.S. Bancorp		27,281	609,730
Unifi, Inc. (a)		16,587	63,362
Union Pacific Corp.		14,166	984,679
United Technologies Corp.		1,927	125,082
UnitedHealth Group, Inc.		7,660	217,544
UnumProvident Corp.		1,100	23,870
Valero Energy Corp.		8,500	152,830
Validus Holdings Ltd.		4,397	107,375
VeriSign, Inc. (a)		900	23,895
Verizon Communications, Inc.		48,849	1,368,749
Viacom, Inc., Class B		17,860	560,268
WABCO Holdings, Inc. (a)		66	2,078
Wal-Mart Stores, Inc.		20,678	993,991
Walgreen Co.		800	21,360
Waters Corp. (a)		4,000	258,800
Watson Pharmaceuticals, Inc. (a)		600	24,342
WellPoint, Inc. (a)		11,706	572,775
Wells Fargo & Co.		57,551	1,473,306
Western Digital Corp. (a)		2,129	64,211
Whirlpool Corp.		300	26,346
Williams Cos., Inc.		1,300	23,764
Windstream Corp.		4,052	42,789
XL Capital Ltd., Class A		40,081	641,697
Xerox Corp.		38,861	312,442
Xilinx, Inc.		998	25,209

			81,855,552

Total Common Stocks—54.2%			152,871,878

Fixed Income Securities

		Par
Asset-Backed Securities		(000)

United States—0.0%
Latitude CLO Ltd., Series 2005-1I,
Class SUB, 13.00%, 12/15/17 (d)	USD	100	28,000

Total Asset-Backed Securities—0.0%			28,000

Corporate Bonds

Brazil—0.1%
Banco Santander Brasil SA, 4.50%,
4/06/15 (b)	USD	107	105,395
Cosan Finance Ltd., 7.00%,
2/01/17 (b)		100	104,250

			209,645

Canada—0.5%
Daylight Resources Trust, 6.25%,
12/31/14 (e)	CAD	145	142,065
PetroBakken Energy Ltd., 3.13%,
2/08/16 (e)	USD	600	544,056
Rogers Wireless Communications, Inc.,
7.63%, 12/15/11	CAD	100	101,309
Sino-Forest Corp. (b):
5.00%, 8/01/13 (e)	USD	506	518,017
10.25%, 7/28/14		144	153,000

			1,458,447

China—0.3%
Celestial Nutrifoods Ltd., 64.89%,
6/12/11(d)(e)	SGD	800	385,907
China Petroleum & Chemical Corp.,
5.77%, 4/24/14 (d)(e)	HKD	2,350	330,610

			716,517

Europe—0.6%
European Investment Bank:
9.02%, 9/21/10 (b)(d)	BRL	2,200	1,148,266
4.38%, 4/15/13	EUR	200	265,076
Series 1158/0100, 3.63%,
10/15/11		197	249,328

			1,662,670

France—0.0%
Compagnie Generale des Etablissements
Michelin, Series ML, 8.82%,
1/01/17(d)(e)		98	126,453

Germany—0.0%
Fresenius Finance Jersey Ltd., 5.63%,
8/14/11(e)		50	74,594

Hong Kong—0.5%
FU JI Food and Catering Services
Holdings Ltd., 75.64%,
10/18/10 (a)(d)(e)(f)	CNY	1,900	50,432
Hongkong Land CB 2005 Ltd., 2.75%,
12/21/12 (e)	USD	100	133,875
Hutchison Whampoa International, Ltd.:
(03/33), 6.25%, 1/24/14		100	110,439
(09), 7.63%, 4/09/19 (b)		300	357,548
(09/16), 4.63%, 9/11/15		450	469,755
(09/16), 4.63%, 9/11/15 (b)		100	104,344

			1,226,393

India—0.9%
Gujarat NRE Coke Ltd., 41.54%,
4/12/11(d)(e)		200	256,000
Punj Lloyd Ltd., 29.15%, 4/08/11 (d)(e)		100	115,000
REI Agro Ltd., 5.50%, 11/13/14 (b)(e)		405	388,800
Reliance Communications Ltd. (d)(e):
23.04%, 5/10/11		300	355,500
21.70%, 3/01/12		800	907,934
Suzlon Energy Ltd., 29.01%,
6/12/12 (d)(e)		211	216,904
Tata Steel Ltd., 1.00%, 9/05/12 (e)		200	230,840

			2,470,978

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Japan—0.0%
The Mie Bank Ltd., 1.00%,
10/31/11 (e)	JPY	6,000	$66,824
Nagoya Railroad Co. Ltd., 1.22%,
3/30/12 (d)(e)		2,000	23,073

			89,897

Kazakhstan—0.4%
KazMunaiGaz Finance Sub BV (b):
9.13%, 7/02/18	USD	750	860,625
7.00%, 5/05/20		239	239,908

			1,100,533

Luxembourg—0.9%
Acergy SA, Series ACY, 2.25%,
10/11/13 (e)		100	99,320
Actelion Finance SCA, 0.00%
11/22/11 (d)(e)	CHF	170	155,265
Evraz Group SA (b):
8.88%, 4/24/13	USD	100	102,600
9.50%, 4/24/18		200	200,900
TNK-BP Finance SA (b):
7.50%, 7/18/16		100	103,500
6.63%, 3/20/17		450	443,250
7.88%, 3/13/18		500	521,000
UBS Luxembourg SA for OJSC Vimpel
Communications, 8.25%, 5/23/16		100	103,000
VIP Finance Ireland Ltd. for OJSC
Vimpel Communications, 9.13%,
4/30/18 (b)		668	718,935

			2,447,770

Malaysia—0.6%
Berjaya Land Bhd, 8.00%, 8/15/11 (e)	MYR	780	246,436
Cherating Capital Ltd., 2.00%,
7/05/12 (e)(g)	USD	200	221,750
Johor Corp., Series P3, 1.00%,
7/31/12	MYR	1,741	634,558
Rafflesia Capital Ltd., 1.25%,
10/04/11 (e)(g)	USD	500	607,877

			1,710,621

Mexico—0.3%
BBVA Bancomer SA/Texas, 7.25%,
4/22/20 (b)		242	238,754
Petroles Mexicanos, 6.00%, 3/05/20 (b)		495	517,894

			756,648

Netherlands—0.1%
ASM International NV (e):
4.25%, 12/06/11		30	32,850
4.25%, 12/06/11 (b)		100	109,625
Pargesa Netherlands NV, 1.75%,
6/15/14 (e)	CHF	275	238,235

			380,710

Norway—0.1%
Subsea 7, Inc., 2.80%, 6/06/11 (e)	USD	300	294,750

Singapore—1.1%
CapitaLand Ltd. (e):
2.10%, 11/15/16	SGD	500	337,520
3.13%, 3/05/18		1,000	703,030
2.95%, 6/20/22		1,250	799,879
Keppel Land Ltd., 2.50%, 6/23/13 (e)		200	144,536
Olam International Ltd., 6.00%,
10/15/16 (e)	USD	300	326,640
Wilmar International Ltd., 17.25%,
12/18/12 (d)(e)		200	247,423
Yanlord Land Group Ltd., 5.85%,
7/13/14 (e)	SGD	500	363,575
Ying Li International Real Estate Ltd.,
4.00%, 3/03/15 (e)		500	293,004

			3,215,607

South Korea—0.6%
Hyundai Motor Manufacturing Czech sro,
4.50%, 4/15/15 (b)	USD	100	99,168
Korea Development Bank/Republic of
Korea, 4.38%, 8/10/15		580	591,391
Korea Electric Power Corp.:
5.13%, 4/23/34		340	360,071
7.74%, 4/01/96 (h)		280	180,600
Zeus Cayman, 3.88%, 8/19/13 (d)(e)	JPY	55,000	608,744

			1,839,974

Spain—0.1%
Telvent GIT SA, 5.50%, 4/15/15 (b)(e)	USD	219	175,776

Sweden—0.1%
Svensk Exportkredit AB, 10.50%,
9/29/15 (g)	TRY	504	318,040

Trinidad—0.0%
Petroleum Co. of Trinidad & Tobago Ltd.,
9.75%, 8/14/19 (b)	USD	115	131,100

United Arab Emirates—0.6%
Abu Dhabi National Energy Co., 6.50%,
10/27/36		100	95,750
Aldar Funding Ltd., 5.77%, 11/10/11 (e)		150	141,750
Dana Gas Sukuk Ltd., 7.50%,
10/31/12 (e)		1,770	1,539,687

			1,777,187

United Kingdom—0.5%
Lloyds TSB Bank Plc, 13.00% (i)	GBP	300	470,641
Petropavlovsk 2010 Ltd., 4.00%,
2/18/15 (e)	USD	300	319,398
Shire Plc, 2.75%, 5/09/14 (e)		600	580,500

			1,370,539

United States—5.7%
The AES Corp., 8.38%, 3/01/11	GBP	84	128,642
Advanced Micro Devices, Inc.:
6.00%, 5/01/15 (e)	USD	2,369	2,250,550
8.13%, 12/15/17 (b)		91	90,545
Alberto-Culver Co., 5.15%, 6/01/20		57	59,237
Amgen, Inc., 0.38%, 2/01/13 (e)		863	852,212
Amylin Pharmaceuticals, Inc., 3.00%,
6/15/14 (e)		376	318,190
Banco do Brasil SA, 4.50%, 1/22/15 (b)		144	145,486
CCO Holdings LLC, 7.88%, 4/30/18 (b)		24	24,120
CF Industries, Inc., 7.13%, 5/01/20		160	164,000
CIGNA Corp., 5.13%, 6/15/20		45	46,837
Cell Genesys, Inc., 3.13%, 5/01/13 (e)		18	8,516
Central European Distribution Corp., 3.00%,
3/15/13 (e)		39	32,516
Chesapeake Energy Corp. (e):
2.50%, 5/15/37		747	581,726
2.25%, 12/15/38		844	608,735
China Milk Products Group Ltd., 2.53%,
1/05/12 (d)(e)		400	140,312
Cie de Financement Foncier, 2.13%,
4/22/13 (b)		600	605,809
Consol Energy, Inc., 8.00%, 4/01/17 (b)		375	387,187
Crown Cork & Seal Co., Inc., 7.50%,
12/15/96		150	120,000

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

United States (continued)
Ford Motor Credit Co. LLC, 7.00%,
4/15/15	USD	100	$98,917
GCI, Inc., 7.25%, 2/15/14		38	37,953
Gilead Sciences, Inc. (e):
0.50%, 5/01/11		120	123,750
0.63%, 5/01/13		274	304,140
Hana Bank, 4.50%, 10/30/15 (b)		100	100,174
Helix Energy Solutions Group, Inc., 3.25%,
12/15/25 (e)		130	112,450
Hologic, Inc., 2.00%, 12/15/37 (e)(j)		1,156	984,045
Host Marriott LP, 7.13%, 11/01/13		22	22,165
IOI Capital Bhd, Series IOI, 0.00%,
12/18/11 (d)(e)		325	390,000
Insight Communications, 9.38%,
7/15/18 (b)		151	151,000
Intel Corp. (e):
2.95%, 12/15/35		487	462,650
3.25%, 8/01/39 (b)		672	756,840
Kinetic Concepts, Inc., 3.25%,
4/15/15 (b)(e)		70	67,375
King Pharmaceuticals, Inc., 1.25%,
4/01/26 (e)		126	109,148
Kraft Foods, Inc.:
2.63%, 5/08/13		340	346,444
4.13%, 2/09/16		558	588,955
LifePoint Hospitals, Inc. (e):
3.50%, 5/15/14		52	48,035
3.25%, 8/15/25		225	210,656
McMoRan Exploration Co. (e):
5.25%, 10/06/11		75	79,875
5.25%, 10/06/11 (b)		125	133,125
Medtronic, Inc., 1.63%, 4/15/13 (e)		139	139,348
Mylan, Inc.:
1.25%, 3/15/12 (e)		536	533,320
7.63%, 7/15/17 (b)		165	168,300
Omnicare, Inc., Series OCR, 3.25%,
12/15/35 (e)		180	148,950
Omnicom Group, Inc., 0.04%,
7/31/32 (d)(e)		177	174,345
Paka Capital Ltd., 3.02%, 3/12/13 (d)(e)		100	100,375
Pemex Project Funding Master Trust,
5.50%, 2/24/25	EUR	400	454,412
Phibro Animal Health Corp., 9.25%,
7/01/18 (b)(k)	USD	33	32,835
Preferred Term Securities Ltd. (e):
XXIV, 5.97%, 3/22/37 (b)		150	2
XXV, 5.76%, 6/22/37		300	3
XXVI, 6.19%, 9/22/37		140	1
XXVII, 6.29%, 12/22/37		100	1
Ranbaxy Laboratories Ltd., 40.64%,
3/18/11 (d)(e)		100	121,491
SBA Communications Corp. (e):
1.88%, 5/01/13		136	136,680
4.00%, 10/01/14		133	169,908
SanDisk Corp., 1.00%, 5/15/13 (e)		758	673,672
SonoSite, Inc., 3.75%, 7/15/14 (e)		92	91,770
St. Mary Land & Exploration Co., 3.50%,
4/01/27 (e)		258	272,835
SunGard Data Systems, Inc., 9.13%,
8/15/13		24	24,390
Suzlon Energy Ltd. (d)(e):
18.85%, 10/11/12		250	253,750
6.39%, 7/25/14		341	291,389

Tenet Healthcare Corp., 9.25%,
2/01/15	USD	200	206,500
Thermo Fisher Scientific, Inc., 3.20%,
5/01/15		154	158,898
Yanlord Land Group Ltd., 9.50%,
5/04/17 (b)		240	228,300

			16,073,792

Total Corporate Bonds—14.0%			39,628,641

Floating Rate Loan Interests (g)

Indonesia—0.2%
PT Bumi Resources, Term Loan, 10.23%,
10/08/12		300	300,000
PT Multi Daerah Bersaing, Term Loan, 7.30%,
4/13/12		272	269,614

Total Floating Rate Loan Interests—0.2%			569,614

Foreign Agency Obligations

Australian Government Bonds, 5.75%,
6/15/11	AUD	752	640,536
Brazil Notas do Tesouro Nacional,
Series F:
10.00%, 1/01/17	BRL	4,806	2,407,846
10.00%, 1/01/21		952	458,375
Bundesrepublik Deutschland:
4.00%, 7/04/16	EUR	1,400	1,924,726
4.25%, 7/04/17		1,030	1,436,516
3.50%, 7/04/19		985	1,303,942
Series 07, 4.00%, 1/04/18		350	480,103
Series 08, 4.25%, 7/04/18		200	278,969
Caisse d’Amortissement de la
Dette Sociale:
3.25%, 4/25/13		150	193,050
4.00%, 10/25/14		205	272,107
Canadian Government Bond:
4.00%, 9/01/10	CAD	395	373,101
4.00%, 6/01/16		275	278,617
Deutsche Bundesrepublik Inflation
Linked, Series I/L, 1.50%,
4/15/16	EUR	215	278,669
Export-Import Bank of Korea, 4.13%,
9/09/15	USD	550	558,431
Federal Republic of Germany, 1.50%,
9/21/12 (b)		1,000	1,009,602
Japanese Government Two Year Bond,
Series 272, 0.70%, 9/15/10	JPY	43,000	486,894
Kreditanstalt fuer Wiederaufbau,
3.25%, 6/27/13 (e)	EUR	600	764,087
Magyar Nemzeti Vagonkezel Zrt,
4.40%, 9/25/14 (e)		100	118,250
Malaysia Government Bond:
3.76%, 4/28/11	MYR	2,215	689,841
Series 0108, 3.46%, 7/31/13		268	83,280
Netherland Government Bond, 3.75%,
7/15/14	EUR	150	200,608
New Zealand Government Bond,
Series 216, 4.50%, 2/14/16	NZD	425	445,554
Poland Government Bond, 3.00%,
8/24/16	PLN	1,401	398,014

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
Foreign Agency Obligations		(000)	Value

Turkey Government Bond:
10.00%, 1/09/13	TRY	226	$145,661
10.50%, 1/15/20		312	207,396
Turkey Government International
Bond, 4.00%, 4/01/20		240	147,749
United Kingdom Gilt, 4.25%, 3/07/11	GBP	1,185	1,815,229

Total Foreign Agency Obligations—6.2%			17,397,153

Structured Notes

Taiwan—0.0%
UBS AG (Total Return TWD Linked Notes),
0.00%, 12/01/10 (b)(d)	USD	43	43,370

Total Structured Notes—0.0%			43,370

U.S. Treasury Obligations

U.S. Treasury Inflation Indexed Bonds,
2.38%, 1/15/27		628	695,767
U.S. Treasury Notes:
2.75%, 7/31/10 (c)(l)		2,232	2,236,707
4.88%, 5/31/11 (l)		1,850	1,926,096
0.88%, 1/31/12		583	586,097
1.38%, 2/15/13 (l)		4,808	4,871,105
1.38%, 3/15/13		441	446,720
2.13%, 11/30/14		1,357	1,385,836
2.63%, 12/31/14		2,824	2,941,683
2.25%, 1/31/15		1,940	1,988,349
2.38%, 2/28/15		2,598	2,677,577
2.38%, 3/31/15		2,374	2,460,057
2.63%, 2/29/16		845	869,360
3.50%, 5/15/20		5,625	5,886,900

Total U.S. Treasury Obligations—10.3%			28,972,254

Total Fixed Income Securities—30.7%			86,639,032

Investment Companies		Shares

United States—3.9%
Consumer Staples Select Sector
SPDR Fund		15,500	395,250
ETFS Palladium Trust (a)		2,700	118,881
ETFS Platinum Trust (a)		2,600	396,695
Energy Select Sector SPDR Fund (m)		31,100	1,545,048
Financial Select Sector SPDR Fund		48,000	662,880
Health Care Select Sector SPDR Fund		15,800	445,086
iShares Dow Jones U.S.
Telecommunications Sector Index
Fund (n)		12,900	240,714
iShares Silver Trust (a)(n)		28,577	520,387
SPDR Gold Trust (a)		41,641	5,066,877
SPDR KBW Bank ETF		2,700	61,803
SPDR KBW Regional Banking ETF		6,703	154,772
Technology Select Sector SPDR Fund		28,400	579,360
Telecom HOLDRS Trust		3,300	74,745
Utilities Select Sector SPDR Fund		21,100	596,286
Vanguard Telecommunication Services ETF		400	21,232

			10,880,016

Vietnam—0.1%
Vietnam Enterprise Investments Ltd., R
Shares (a)		31,875	60,563
Vinaland Ltd. (a)		285,500	221,976

			282,539

Total Investment Companies—4.0%			11,162,555

Preferred Securities

		Par
Capital Trusts		(000)

Singapore—0.0%
DBS Capital Funding Corp., 7.66% (g)(i) USD		26	26,390

Total Capital Trusts—0.0%			26,390

Preferred Stocks		Shares

Brazil—0.0%
Cia Brasileira, Class B (a)		578	20,190

United Kingdom—0.1%
HSBC Holdings Plc, 8.00%		9,200	231,438

United States—0.5%
Bunge Ltd., 4.88% (e)		924	76,646
Chesapeake Energy Corp., 5.75% (b)(e)		697	681,126
El Paso Corp. (e):
4.99%		178	171,325
4.99% (b)		190	182,875
Mylan, Inc., 6.50% (e)		344	365,668
XL Capital Ltd., 10.75% (e)		2,945	74,008

			1,551,648

Total Preferred Stocks—0.6%			1,803,276

Total Preferred Securities—0.6%			1,829,666

Warrants (o)

Canada—0.0%
Kinross Gold Corp. (Expires 9/03/13)		6,330	17,304
New Gold, Inc. (Expires 4/03/12)		30,000	986

			18,290

United States—0.1%
Bank of America Corp. (Expires 1/16/19)		16,880	129,132
Ford Motor Co. (Expires 1/01/13)		28,529	89,010
JPMorgan Chase & Co. (Expires 10/28/18)		3,290	41,586

			259,728

Total Warrants—0.1%
			278,018

Total Long-Term Investments
(Cost—$250,829,678)—89.6%			252,781,149

		Beneficial
		Interest
Short-Term Securities		(000)

Money Market Funds—0.5%
BlackRock Liquidity Series, LLC Money
Market Series, 0.27% (n)(p)(q)	USD	1,560	1,560,000

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
Short-Term Securities		(000)	Value

Time Deposits—0.1%
Canada—0.0%
Brown Brothers Harriman & Co., 0.11%,
7/01/10	CAD	5	$4,562
Hong Kong—0.0%
Brown Brothers Harriman & Co., 0.01%,
7/01/10	HKD	32	4,097
Japan—0.0%
Citibank London., 0.01%, 7/01/10	JPY	76	86,176
United States—0.1%
Brown Brothers Harriman & Co., 0.19%,
7/01/10	USD	151	151,037

			245,872

U.S. Treasury Obligations—9.8%
U.S. Treasury Bills (r):
0.17%, 7/08/10		167	166,998
0.15%, 7/15/10		1,855	1,854,928
0.15%, 7/22/10		4,613	4,612,645
0.15%, 7/29/10		2,927	2,926,619
0.07%, 8/05/10		2,426	2,425,617
0.09%, 8/12/10		680	679,869
0.11%, 8/19/10		871	870,804
0.11%, 8/26/10		6,539	6,537,247
0.16%, 9/02/10		2,645	2,644,273
0.09%, 9/09/10		4,845	4,843,542

			27,562,542

Total Short-Term Securities
(Cost—$29,369,284)—10.4%			29,368,414

Options Purchased		Contracts

Exchange-Traded Call Options Purchased—0.0%
Apple, Inc.:
Strike Price USD 250,
Expires 7/17/10		6	5,700
Strike Price USD 250,
Expires 10/16/10		3	7,320

Total Options Purchased
(Cost—$14,105)—0.0%			13,020

Total Investments Before Structured
Options, Investments Sold Short and
Outstanding Options Written
(Cost—$280,213,067*)—100.0%			282,162,583

Over-the-Counter Structured Options		Units

Credit Suisse Euro Stoxx Index Link,
Expires 9/30/10, Broker Credit
Suisse International (s)		400	(103,463)
Taiwan Taiex Index:
Expires 12/21/11,
Broker Citibank NA (t)		1,000	(8,640)
Expires 12/21/11,
Broker Citibank NA (u)		500	(4,321)

Total Over-the-Counter Structured Options
(Premiums Paid—$3,531*)—(0.0)%			(116,424)

Investments Sold Short	Shares	Value

United States—(0.0)%
D.R. Horton, Inc.	2,240	$(22,019)

Total Investments Sold Short
(Proceeds—$20,665)—(0.0)%		(22,019)

Options Written	Contracts

Exchange-Traded Call Options Written—(0.0)%
Advanced Micro Devices, Inc., Strike
Price USD 8, Expires 7/17/10	185	(2,498)
Apple, Inc.:
Strike Price USD 280, Expires 7/17/10	6	(576)
Strike Price USD 290, Expires 10/16/10	3	(2,805)
Dell, Inc., Strike Price USD 15,
Expires 1/22/11	86	(4,472)
Fluor Corp., Strike Price USD 50,
Expires 7/17/10	3	(22)
Ingersoll-Rand Plc, Strike Price USD
42.50, Expires 9/18/10	6	(210)
Kraft Foods, Inc., Strike Price USD 32,
Expires 9/18/10	40	(360)
Mattel, Inc., Strike Price USD 22.50,
Expires 7/17/10	110	(2,750)

		(13,693)

Exchange-Traded Put Options Written—(0.0)%
Apple, Inc.:
Strike Price USD 240, Expires 7/17/10	6	(2,760)
Strike Price USD 230, Expires 10/16/10	3	(4,320)
Mead Johnson Nutrition Co.,
Strike Price USD 45, Expires 1/22/11	10	(3,200)

		(10,280)

Over-the-Counter Call Options Written—(0.0)%
Thomson Reuters Corp., Strike Price
USD 36.50, Expires 7/17/10,
Broker UBS AG	4	(267)

Total Options Written
(Premiums Received—$74,460)—(0.0)%		(24,240)

Total Investments, Net of Structured Options,
Investments Sold Short and Outstanding
Options Written—100.0%		281,999,900
Other Assets Less Liabilities—0.0%		46,145

Net Assets—100.0%		$282,046,045

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$283,253,800

Gross unrealized appreciation	$23,323,509
Gross unrealized depreciation	(24,531,150)

Net unrealized depreciation	$(1,207,641)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Convertible security.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)

(g)	Variable rate security. Rate shown is as of report date.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(k)	When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized Appreciation
Counterparty	Value

Bank of America	$32,835	$288

(l)	All or portion of security has been pledged as collateral in connection with swaps.

(m)	Security, or a portion of security, is on loan.

(n)	Investments in companies considered to be an affiliate of the Portfolio, during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2009	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2010	Value at June 30, 2010	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	3,259,394	—		(3,259,394)[1]	—	—	—	$90
BlackRock Liquidity Series, LLC, Money Market Series	—	$1,560,000	[2]	—	$1,560,000	$1,560,000	—	$235
iShares Dow Jones U.S. Telecommunications Sector Index Fund	12,900	—		—	12,900	$240,714	—	$4,508
iShares Silver Trust	43,200	—		(14,623)	28,577	$520,387	$71,496	—

[1]	Represents net shares sold.
[2]	Represents net shares purchased.

(o)

Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(p)	Represents the current yield as of report date.

(q)	Security was purchased with the cash collateral from loaned securities.

(r)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(s)

CSFB DJ EuroStoxx Structured Option is issued in units. Each unit represents a structure based on the DJ EuroStoxx 50 Index, with an initial reference strike of 2,941.22. Each unit contains (a) one written put on the index at a strike price of 2,779.453 and (b) one call option on the index with a strike of 2,970.632. The Portfolio holds 400 units of the structure. On June 30, 2010, the EuroStoxx 50 Index was 2,573.32. At this time, the value of the structured option was ($103,463) based on a price of ($258.6586) per unit. The option expires on September 30, 2010.

(t)

Citigroup Taiwan Taiex Structured Option traded May 19, 2010 is issued in units. Each unit represents a structure based on the Taiex Index. Each unit contains (a) one written put on the index at a strike price of 6,228.911899 and (b) one call option on the index with a strike of 7,531.937. The Portfolio holds 1,000 units of the structure. On June 30, 2010, the Taiex Index was 7,329.37. At this time, the value of the structured option was ($8,640) based on a price of ($8.6403) per unit. The option expires on December 21, 2011.

(u)

Citigroup Taiwan Taiex Structured Option traded June 2, 2010 is issued in units. Each unit represents a structure based on the Taiex Index. Each unit contains (a) one written put on the index at a strike price of 6,228.911899 and (b) one call option on the index with a strike of 7,531.937. At inception, the trade was initiated for a net credit of $7.0630. The Portfolio holds 500 units of the structure. On June 30, 2010, the Taiex Index was 7,329.37. At this time, the value of the structured option was ($4,321) based on a price of ($8.6403) per unit. The option expires on December 21, 2011.

  Financial futures contracts purchased as of June 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation

5	Dax Index 25 Euro	Eurex	September	$943,088	$(31,833)
			2010
20	DJ Euro Stoxx 50	Eurex	September	$642,948	(14,891)
			2010
6	FTSE 100 Index	NYSE LIFFE	September	$463,610	(26,093)
		London	2010

Total					$(72,817)

  Financial futures contracts sold as of June 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation

2	IBEX 35 Plus Index	Madrid	July 2010	$233,288	$8,210
3	MSCI Singapore	Singapore	July 2010	$144,895	780
	IX ETS Future
13	S&P 500 Index	Chicago	September	$3,599,275	262,825
		Mercantile	2010
1	S&P TSE 60 Index	Montreal	September	$131,115	7,269
			2010
16	Yen Denom Nikkei	Chicago	September	$860,677	28,239
		Mercantile	2010

Total					$307,323

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)

  Foreign currency exchange contracts as of June 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CHF	232,036	EUR	163,130	Credit Suisse	7/01/10	$15,795
				International
GBP	13,573	USD	20,410	Brown Brothers	7/01/10	(130)
				Harriman & Co.
EUR	163,130	CHF	214,911	Credit Suisse	7/01/10	96
				International
USD	95	BRL	171	Brown Brothers	7/01/10	—
				Harriman & Co.
USD	15,811	CHF	17,125	Brown Brothers	7/01/10	(77)
				Harriman & Co.
USD	29,494	EUR	24,255	Brown Brothers	7/01/10	(166)
				Harriman & Co.
USD	18,587	JPY	1,660,236	Brown Brothers	7/01/10	(191)
				Harriman & Co.
USD	343	KRW	425,490	Brown Brothers	7/01/10	(5)
				Harriman & Co.
CHF	57,860	USD	53,569	Brown Brothers	7/02/10	112
				Harriman & Co.
EUR	358	USD	440	Brown Brothers	7/02/10	(2)
				Harriman & Co.
EUR	242,240	USD	296,986	Brown Brothers	7/02/10	(763)
				Harriman & Co.
EUR	712,850	USD	873,897	Deutsche Bank AG	7/02/10	(2,180)
GBP	17,495	USD	26,234	Brown Brothers	7/02/10	(95)
				Harriman & Co.
USD	584,943	EUR	478,090	Deutsche Bank AG	7/02/10	305
USD	584,110	EUR	477,000	UBS AG	7/02/10	805
USD	580,165	EUR	475,000	Deutsche Bank AG	7/02/10	(711)
USD	868,121	EUR	711,050	JPMorgan Chase	7/02/10	(1,419)
				Bank NA
USD	1,054,476	EUR	863,051	UBS AG	7/02/10	(946)
USD	8,145	HKD	63,435	Brown Brothers	7/02/10	(1)
				Harriman & Co.
USD	67,292	JPY	5,965,455	Brown Brothers	7/02/10	(179)
				Harriman & Co.
USD	4,098	HKD	31,908	Brown Brothers	7/06/10	—
				Harriman & Co.
KRW	927,830,000	USD	760,205	Deutsche Bank AG	7/07/10	(1,091)
KRW	342,015,000	USD	279,287	UBS AG	7/07/10	536
USD	756,794	KRW	927,830,000	Deutsche Bank AG	7/07/10	(2,319)
USD	280,111	KRW	342,015,000	UBS AG	7/07/10	288
EUR	49,247	USD	59,340	Barclays Bank Plc	7/15/10	886
JPY	75,887,831	USD	829,780	Barclays Bank Plc	7/15/10	28,738
JPY	63,171,778	USD	690,015	Credit Suisse	7/15/10	24,647
				International
USD	1,142,766	EUR	956,410	Barclays Bank Plc	7/15/10	(26,860)
USD	569,090	EUR	476,960	UBS AG	7/15/10	(14,201)
USD	694,854	JPY	63,325,500	Brown Brothers	7/15/10	(21,547)
				Harriman & Co.
USD	317,166	ZAR	2,485,880	UBS AG	7/15/10	(5,859)
CHF	1,013,199	EUR	729,760	UBS AG	7/16/10	47,789
USD	524,934	AUD	609,000	UBS AG	7/16/10	13,293
USD	1,130,973	EUR	929,940	Credit Suisse	7/16/10	(6,289)
				International
USD	522,768	EUR	425,955	Deutsche Bank AG	7/16/10	1,850
USD	1,432,849	EUR	1,186,890	JPMorgan	7/16/10	(18,647)
				Chase Bank NA
USD	576,271	EUR	467,650	UBS AG	7/16/10	4,363
USD	571,297	GBP	389,372	Credit Suisse	7/16/10	(10,455)
				International
JPY	4,429,951	USD	48,862	Barclays Bank Plc	7/22/10	1,259
JPY	1,413,846	USD	15,494	Brown Brothers
				Harriman & Co.	7/22/10	503
JPY	26,887,621	USD	294,165	Deutsche Bank AG	7/22/10	10,050
JPY	8,944,499	USD	98,628	UBS AG	7/22/10	2,572
USD	200,000	JPY	17,874,220	Deutsche Bank AG	7/22/10	(2,234)
USD	763,278	EUR	624,767	Credit Suisse	7/23/10	(804)
				International
USD	1,075,239	EUR	875,809	HSBC Bank	7/23/10	4,137
USD	579,962	EUR	472,391	JPMorgan Chase	7/23/10	2,234
				Bank NA
USD	1,106,093	EUR	903,885	Morgan Stanley	7/23/10	654
				Capital Services, Inc.
CHF	546,615	EUR	407,330	Credit Suisse	7/29/10	9,187
				International
CAD	203,939	USD	197,400	Credit Suisse	7/30/10	(5,863)
				International
CAD	741,494	USD	708,530	Deutsche Bank AG	7/30/10	(12,128)
CHF	643,985	EUR	477,360	UBS AG	7/30/10	13,923
USD	297,023	EUR	242,240	UBS AG	7/30/10	755
KRW	927,830,000	USD	756,363	Deutsche Bank AG	8/06/10	1,943
KRW	342,015,000	USD	279,879	UBS AG	8/06/10	(354)
CNY	1,871,800	USD	280,000	JPMorgan Chase	10/13/10	(3,408)
				Bank NA

Total						$47,796

  Total return swaps outstanding as of June 30, 2010 were as follows:

Interest Payable Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Depreciation[1]

(0.31)%[2]	BNP Paribas SA	September 2010	$1,150	$(918)
(0.18)%[3]	Deutsche Bank AG	September 2010	$690	(551)
(0.20)%[4]	BNP Paribas SA	September 2010	$495	(395)
(0.25)%[5]	JPMorgan Chase	February 2011	$867	(15,105)
	Bank NA
(0.25)%[5]	JPMorgan Chase	February 2011	$140	(2,445)
	Bank NA

Total				$(19,414)

[1]	Based on the change in the since inception return of the MSCI Daily Total Return Net Europe (excluding United Kingdom) USD Index.

[2]	Based on the 3-month LIBOR minus 0.85%.

[3]	Based on the 3-month LIBOR minus 0.72%.

[4]	Based on the 3-month LIBOR minus 0.74%.

[5]	Based on the 3-month LIBOR minus 0.71%.

  Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

    Level 1—price quotations in active markets/exchanges for identical assets and liabilities

    Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

    Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivatives)

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (concluded)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Portfolio’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Australia	—	$1,764,142	—	$1,764,142
Austria	—	61,659	—	61,659
Belgium	$82,935	235,564	—	318,499
Brazil	5,714,612	—	—	5,714,612
Canada	8,827,786	—	—	8,827,786
Chile	274,964	—	—	274,964
China	1,524,893	208,847	—	1,733,740
Egypt	—	220,884	—	220,884
Finland	19,560	138,290	—	157,850
France	415,143	1,402,690	—	1,817,833
Germany	39,775	547,402	—	587,177
Hong Kong	2,760,237	1,390,387	—	4,150,624
India	—	2,171,443	—	2,171,443
Indonesia	—	424,235	—	424,235
Ireland	248,318	—	—	248,318
Israel	532,040	—	—	532,040
Italy	—	127,181	—	127,181
Japan	736,698	17,172,040	—	17,908,738
Kazakhstan	470,580	—	—	470,580
Luxembourg	24,321	—	—	24,321
Malaysia	—	1,355,111	—	1,355,111
Mexico	490,050	—	—	490,050
Netherlands	101,124	300,257	—	401,381
Norway	—	309,102	—	309,102
Philippines	132,522	—	—	132,522
Poland	72,221	—	—	72,221
Russia	3,551,918	—	—	3,551,918
Singapore	8,269	2,382,803	—	2,391,072
South Africa	198,434	263,133	—	461,567
South Korea	542,276	2,178,396	—	2,720,672
Spain	—	191,935	—	191,935
Switzerland	472,227	1,907,378	—	2,379,605
Taiwan	366,191	1,860,509	—	2,226,700
Thailand	—	548,671	—	548,671
Turkey	—	816,748	—	816,748
United Kingdom	1,709,815	3,720,610	—	5,430,425
United States	81,749,646	105,906	—	81,855,552
Asset-Backed
Securities	—	—	$28,000	28,000
Corporate Bonds	—	33,788,703	5,839,938	39,628,641
Floating Rate Loan
Interests	—	269,614	300,000	569,614
Foreign Agency
Obligations	—	16,999,139	398,014	17,397,153
Structured Notes	—	—	43,370	43,370
U.S. Treasury
Obligations	—	28,972,254	—	28,972,254
Investment
Companies	11,162,555	—	—	11,162,555
Capital Trusts	—	26,390	—	26,390
Preferred Stocks	439,676	1,343,410	20,190	1,803,276
Warrants	278,018	—	—	278,018
Short-Term Securities:
Money Market
Funds	—	1,560,000	—	1,560,000
Time Deposits	—	245,872	—	245,872
U.S. Treasury
Obligations	—	27,562,542	—	27,562,542
Liabilities:
Investments in Securities:
Investments Sold
Short	(22,019)	—	—	(22,019)

Total	$122,924,785	$152,573,247	$6,629,512	$282,127,544

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Equity contracts	$320,343	—	—	$320,343
Foreign currency
exchange contracts	—	$186,720	—	186,720
Liabilities:
Equity contracts	(96,790)	(19,681)	$(116,424)	(232,895)
Foreign currency
exchange contracts	—	(138,924)	—	(138,924)

Total	$223,553	$28,115	$(116,424)	$135,244

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Financial futures contracts, swaps and foreign currency exchange contracts are shown at the unrealized appreciation/ depreciation on the instruments and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Foreign Agency Obligations

Assets:
Balance, as of
December 31, 2009	$2,000	$8,066,782	$300,000	$628,555
Accrued discounts/
premiums	202	140,786	—	(307)
Net realized gain (loss) .	—	501,849	—	2,948
Net change in unrealized
appreciation/
depreciation[2]	25,798	(443,271)	—	(85,170)
Purchases	—	513,993	—	—
Sales	—	(3,367,929)	—	(148,012)
Transfers in3	—	590,958	—	—
Transfers out[3]	—	(163,230)	—	—

Balance, as of
June 30, 2010	$28,000	$5,839,938	$300,000	$398,014

		Preferred Stocks	Structured Notes	Total

Assets:
Balance, as of December 31, 2009		$36,711	$70,414	$9,104,462
Accrued discounts/premiums		—	56	140,737
Net realized gain (loss)		16	122	504,935
Net change in unrealized
appreciation/depreciation[2]		(7,921)	(213)	(510,777)
Purchases		—	—	513,993
Sales		(8,616)	(27,009)	(3,551,566)
Transfers in3		—	—	590,958
Transfers out[3]		—	—	(163,230)

Balance, as of June 30, 2010		$20,190	$43,370	$6,629,512

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at June 30, 2010 was $(118,864).

[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Equity Contracts

Liabilities:
Balance, as of December 31, 2009	$442,500
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation	(558,924)
Purchases	—
Sales	—
Transfers in4	—
Transfers out[4]	—

Balance, as of June 30, 2010	$(116,424)

[4]	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Capital Markets—0.6%
CDP Financial, Inc., 3.00%, 11/25/14 (a)	$735	$741,772

Commercial Banks—1.6%
Dexia Credit Local SA, 2.00%, 3/05/13 (a)	375	374,793
Eksportfinans ASA:
1.88%, 4/02/13	995	1,003,149
3.00%, 11/17/14	560	576,696

		1,954,638

Thrifts & Mortgage Finance—0.4%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (a)	490	506,247

Total Corporate Bonds—2.6%		3,202,657

Foreign Agency Obligations

Inter-American Development Bank, 2.25%,
7/15/15	1,075	1,081,022
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13	45	48,359
Series E, 5.25%, 7/02/12	160	172,727
Province of Ontario Canada:
4.10%, 6/16/14	25	26,885
Series 1, 1.88%, 11/19/12	445	450,197
Qatar Government International Bond,
4.00%, 1/20/15 (a)	260	267,150

Total Foreign Agency Obligations—1.7%		2,046,340

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations—1.7%
Countrywide Alternative Loan Trust,
Series 2008-2R:
Class 3A1, 6.00%, 8/25/37	782	551,453
Class 4A1, 6.25%, 8/25/37	1,680	1,364,333
Residential Funding Mortgage Securities I,
Series 2007-S2, Class A3, 6.00%, 2/25/37	204	198,639

Total Non-Agency Mortgage-Backed Securities—1.7%		2,114,425

U.S. Government Sponsored Agency Securities

Agency Obligations—2.4%
Fannie Mae, 2.63%, 11/20/14	775	800,972
Freddie Mac, 1.13%, 12/15/11	2,100	2,116,582

		2,917,554

Collateralized Mortgage Obligations—4.3%
Freddie Mac Mortgage-Backed Securities,
Series 3207, Class NB, 6.00%, 11/15/30	434	440,718
Ginnie Mae Mortgage-Backed Securities,
Class Z (b):
Series 2004-43, 4.50%, 6/16/44	2,291	2,129,356
Series 2004-45, 5.68%, 6/16/45	2,465	2,763,773

		5,333,847

Federal Deposit Insurance Corporation Guaranteed—0.7%
General Electric Capital Corp.:
2.00%, 9/28/12	700	716,713
2.13%, 12/21/12	195	200,477

		917,190

Interest Only Collateralized Mortgage Obligations—5.7%
Fannie Mae Mortgage-Backed Securities (b):
Series 2006-58, Class SI, 6.31%, 7/25/36	$3,136	$379,928
Series 2010-2, Class SG, 6.22%, 10/25/39	5,664	559,208
Freddie Mac Mortgage-Backed Securities,
Series 3153, Class SI, 6.36%, 5/15/36 (b)	3,641	448,710
Ginnie Mae Mortgage-Backed Securities:
Series 2002-83, Class IO, 1.57%, 10/16/42 (b)	18,113	275,474
Series 2003-17, Class IO, 1.24%, 3/16/43 (b)	24,823	551,079
Series 2003-109, Class IO, 1.10%,
11/16/43 (b)	16,674	363,580
Series 2004-9, Class IO, 1.38%, 3/16/34 (b)	9,039	194,848
Series 2004-77, Class IO, 1.07%, 9/16/44 (b)	59,547	1,353,663
Series 2006-49, Class SA, 6.22%,
2/20/36 (b)	1,644	147,818
Series 2007-7, Class JI, 5.86%, 2/20/37 (b)	2,762	331,135
Series 2007-23, Class ST, 5.96%,
4/20/37 (b)	1,409	130,512
Series 2007-36, Class SG, 6.12%, 6/20/37 (b)	3,356	368,801
Series 2009-33, Class SN, 6.04%, 5/20/39 (b)	3,811	342,490
Series 2009-64, Class SY, 5.84%, 8/20/39 (b)	2,883	287,926
Series 2009-79, Class IC, 6.00%, 8/20/39	132	16,509
Series 2009-92, Class SC, 5.86%,
10/16/39 (b)	3,928	392,468
Series 2009-106, Class SL, 5.76%,
4/20/36 (b)	3,311	363,911
Series 2009-110, Class CS, 6.04%,
11/16/39 (b)	5,125	561,458

		7,069,518

Mortgage-Backed Securities—144.9%
Fannie Mae Mortgage-Backed Securities:
4.00%, 7/15/15—7/15/40 (c)	10,788	11,056,605
4.49%, 11/01/35 (b)	1,093	1,136,351
4.50%, 4/01/38—7/15/40 (c)	38,180	39,571,068
5.00%, 8/15/25—7/15/40 (c)	44,227	46,841,554
5.07%, 11/01/35 (b)	1,191	1,242,588
5.50%, 11/01/21—7/15/40 (c)(d)	34,843	37,462,976
6.00%, 4/01/35—7/15/40 (c)	18,706	20,365,656
6.50%, 8/15/40 (c)	1,800	1,966,219
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/25—6/01/25	3,908	4,063,863
4.50%, 8/01/40 (c)	5,000	5,160,940
5.50%, 7/15/40 (c)	6,000	6,437,814
8.00%, 3/01/30—6/01/31	48	55,426
Ginnie Mae Mortgage-Backed Securities (c):
5.00%, 7/15/40	1,700	1,807,835
5.50%, 7/15/40	100	108,031
6.50%, 7/15/40	1,300	1,426,140

		178,703,066

Total U.S. Government Sponsored Agency Securities—158.0%		194,941,175

U.S. Treasury Obligations

U.S. Treasury Bonds:
8.75%, 8/15/20 (e)	7,110	10,659,447
8.13%, 8/15/21	1,705	2,494,094
8.00%, 11/15/21 (f)	11,100	16,143,562

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)		Value

U.S. Treasury Notes:
1.00%, 4/30/12 (e)	$1,045		$1,052,838
2.75%, 2/15/19	9,610		9,573,962
3.50%, 5/15/20 (e)	1,960		2,051,258
8.75%, 5/15/20	1,320		1,972,781
4.25%, 5/15/40 (e)	1,710		1,848,938

Total U.S. Treasury Obligations—37.1%			45,796,880

Total Long-Term Investments
(Cost—$243,394,714)—201.1%			248,101,477

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.16% (g)(h)	757,757		757,757

Total Short-Term Securities
(Cost—$757,757)—0.6%			757,757

Options Purchased	Contracts

Exchange-Traded Put Options—0.0%
Eurodollar 1-Year Mid-Curve Options:
Strike Price $97.25, expires 9/10/10	28		175
Strike Price $97.75, expires 9/10/10	368		6,900

			7,075

Over-the-Counter Call Swaptions—0.3%
Receive a fixed rate of 1.15% and pay a
floating rate based on 3-month LIBOR,
Expires 9/03/10, Broker Deutsche Bank AG	10	(i)	36,825
Receive a fixed rate of 3.70% and pay a
floating rate based on 3-month LIBOR,
Expires 11/08/10, Broker BNP Paribas SA	4	(i)	257,155
Receive a fixed rate of 4.39% and pay a
floating rate based on 3-month LIBOR,
Expires 5/08/12, Broker Citibank NA	—	(i)(j)	67,205

			361,185

Over-the-Counter Put Swaptions—0.0%
Pay a fixed rate of 1.92% and receive a
floating rate based on 3-month LIBOR,
Expires 9/02/10, Broker Morgan Stanley
Capital Services, Inc.	10	(i)	131
Pay a fixed rate of 1.95% and receive a
floating rate based on 3-month LIBOR,
Expires 9/18/10, Broker Citibank NA	10	(i)	12,928
Pay a fixed rate of 3.70% and receive a
floating rate based on 3-month LIBOR,
Expires 11/08/10, Broker BNP Paribas SA	4	(i)	30,274
Pay a fixed rate of 4.39% and receive a
floating rate based on 3-month LIBOR,
Expires 5/08/12, Broker Citibank NA	—	(i)(j)	22,395

			65,728

Total Options Purchased
(Cost—$559,026)—0.3%			433,988

Total Investments Before TBA Sale Commitments
(Cost—$244,711,497*)—202.0%			249,293,222

	Par
TBA Sale Commitments (c)	(000)	Value

Fannie Mae Mortgage-Backed Securities:
4.00%, 7/15/15—7/15/40	$9,400	$(9,638,999)
4.50%, 4/01/38—7/15/40	38,000	(39,383,428)
5.00%, 8/15/25—7/15/40	37,200	(39,356,447)
5.50%, 11/01/21—7/15/40	27,700	(29,734,233)
6.00%, 4/01/35—7/15/40	11,000	(11,929,841)
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/25—6/01/25	1,700	(1,764,547)
4.50%, 8/01/40	5,000	(5,178,125)

Total TBA Sale Commitments
(Proceeds—$135,789,836)—(111.0)%		(136,985,620)

Total Investments, Net of TBA Sale Commitments—91.0%		112,307,602
Other Assets Less Liabilities—9.0%		11,090,034

Net Assets—100.0%		$123,397,636

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes were as follows:

	Aggregate cost	$244,711,497

	Gross unrealized appreciation	$5,749,304
	Gross unrealized depreciation	(1,167,579)

	Net unrealized appreciation	$4,581,725

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

BNP Paribas	$(2,063,187)	$(32,031)
Barclays Capital Plc	$5,501,439	$135,846
Bank of America NA	$(6,583,266)	$(76,570)
Citigroup Global Markets Inc.	$(6,296,392)	$(65,667)
Credit Suisse Securities (USA) LLC	$908,467	$(89,595)
Deutsche Bank Securities, Inc.	$(683,187)	$49,055
Goldman Sachs & Co.	$6,994,345	$(21,570)
Greenwich Financial Services	$(4,661,640)	$(30,023)
JPMorgan Securities, Ltd.	$1,807,835	$(7,110)
Morgan Stanley Capital Services, Inc.	$(2,085,243)	$(89,665)
Nomura Securities International, Inc.	$(18,026,868)	$(300,243)
UBS Securities	$(830,375)	$(13,188)
Wells Fargo Bank, NA	$1,277,250	$(2,250)

(d)	All or a portion of security has been pledged as collateral in connection with swaps.

(e)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g)	Investments in companies considered to be an affiliate of the Portfolio, during the period, for purposes of Section 2(a)(3)of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at June 30, 2010	Income

BlackRock Liquidity
Funds, TempFund,
Institutional Class	445,018	312,739	757,757	$3,639

(h)	Represents the current yield as of report date.

(i)	One contract represents a notional amount of $1 million.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments (continued)

(j)	Notional amount is less than $1 million.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of June 30, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation

160	10-Year U.S.
	Treasury Bond	September 2010	$19,431,251	$176,249
10	30-Year U.S.
	Treasury Bond	September 2010	$1,309,276	48,849

Total				$225,098

•	Financial futures contracts sold as of June 30, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation

101	2-Year U.S.
	Treasury Bond	September 2010	$22,031,530	$(70,111)
106	5-Year U.S.
	Treasury Bond	September 2010	$12,413,297	(131,969)
4	30-Year U.S.
	Treasury Bond	September 2010	$496,021	(13,979)
9	Euro Dollar Futures	September 2010	$2,233,323	(1,940)
4	Euro Dollar Futures	December 2010	$991,763	(537)
27	Euro Dollar Futures	March 2011	$6,679,393	(13,907)
26	Euro Dollar Futures	June 2011	$6,414,026	(24,874)
30	Euro Dollar Futures	September 2011	$7,382,202	(36,423)
56	Euro Dollar Futures	December 2011	$13,810,317	(9,083)
15	Euro Dollar Futures	March 2012	$3,677,460	(16,665)
9	Euro Dollar Futures	June 2012	$2,205,552	(5,748)
7	Euro Dollar Futures	September 2012	$1,710,271	(5,604)
7	Euro Dollar Futures	December 2012	$1,705,779	(5,896)
7	Euro Dollar Futures	March 2013	$1,702,017	(6,071)
2	Euro Dollar Futures	June 2013	$486,506	(444)

Total				$(343,251)

•	Reverse repurchase agreements outstanding as of June 30, 2010 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Barclays Capital Inc.	0.09%	6/30/10	7/01/10	$7,650,019	$7,650,000
Barclays Capital Inc.	(0.10)%	6/30/10	7/01/10	2,055,544	2,055,550
Barclays Capital Inc.	(0.02)%	6/30/10	7/01/10	3,633,573	3,633,575
Barclays Capital Inc.	0.05%	6/30/10	7/01/10	2,900,948	2,900,944

Total				$16,240,084	$16,240,069

•	Interest rate swaps outstanding as of June 30, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

1.62%(a)	3-month LIBOR	JPMorgan Chase Bank NA	June 2011	$2,900	$(25,181)
1.12%(a)	3-month LIBOR	BNP Paribas	January 2012	$9,300	(40,706)
1.14%(b)	3-month LIBOR	BNP Paribas	February 2012	$4,800	21,765
1.10%(b)	3-month LIBOR	Deutsche Bank AG	February 2012	$4,600	18,029
1.13%(b)	3-month LIBOR	Goldman Sachs Bank USA	February 2012	$2,600	11,481
1.24%(a)	3-month LIBOR	JPMorgan Chase Bank NA	April 2012	$8,600	(49,914)
1.21%(b)	3-month LIBOR	Citibank NA	May 2012	$9,900	51,563
1.26%(b)	3-month LIBOR	Deutsche Bank AG	May 2012	$2,400	14,084
1.21%(a)	3-month LIBOR	Goldman Sachs Bank USA	May 2012	$2,000	(10,597)
1.29%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2012	$2,500	(16,062)
1.72%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2013	$3,300	38,010
3.16%(b)	3-month LIBOR	Deutsche Bank AG	June 2014	$1,700	94,593
3.11%(b)	3-month LIBOR	JPMorgan Chase Bank NA	June 2014	$2,500	134,601
2.91%(b)	3-month LIBOR	JPMorgan Chase Bank NA	July 2014	$7,900	361,727
2.90%(a)	3-month LIBOR	Credit Suisse International	August 2014	$3,400	(153,988)
3.05%(a)	3-month LIBOR	Credit Suisse International	August 2014	$6,600	(339,268)
2.79%(a)	3-month LIBOR	JPMorgan Chase Bank NA	November 2014	$790	(30,958)
2.69%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2015	$3,000	99,492
2.75%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2015	$1,300	(45,835)
2.68%(b)	3-month LIBOR	BNP Paribas	April 2015	$2,900	91,257
2.72%(a)	3-month LIBOR	JPMorgan Chase Bank NA	April 2015	$2,300	(77,274)
2.73%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2015	$2,200	(75,247)
2.62%(a)	3-month LIBOR	Credit Suisse International	May 2015	$2,200	(62,858)
2.49%(a)	3-month LIBOR	Credit Suisse International	May 2015	$2,000	(44,977)
2.23%(b)	3-month LIBOR	Deutsche Bank AG	May 2015	$7,900	73,679
2.46%(b)	3-month LIBOR	Deutsche Bank AG	May 2015	$800	16,506
2.38%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2015	$5,500	(93,016)
2.66%(a)	3-month LIBOR	Royal Bank of Scotland Plc	May 2015	$2,700	(81,648)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments (continued)

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

2.38%(b)	3-month LIBOR	BNP Paribas	June 2015	$4,200	$66,790
2.09%(b)	3-month LIBOR	Credit Suisse International	June 2015	$1,600	2,733
2.24%(b)	3-month LIBOR	Citibank NA	June 2015	$5,000	45,080
2.36%(a)	3-month LIBOR	Citibank NA	June 2015	$1,800	(27,623)
2.23%(a)	3-month LIBOR	Deutsche Bank AG	June 2015	$13,600	(112,494)
2.39%(b)	3-month LIBOR	Deutsche Bank AG	June 2015	$5,400	87,978
2.22%(a)	3-month LIBOR	Goldman Sachs Bank USA	June 2015	$2,500	(20,151)
2.37%(b)	3-month LIBOR	JPMorgan Chase Bank NA	June 2015	$8,000	123,416
2.79%(a)	3-month LIBOR	Deutsche Bank AG	June 2017	$1,000	(14,270)
3.80%(b)	3-month LIBOR	Deutsche Bank AG	June 2019	$4,000	295,301
4.07%(b)	3-month LIBOR	JPMorgan Chase Bank NA	June 2019	$3,400	323,984
3.90%(b)	3-month LIBOR	JPMorgan Chase Bank NA	July 2019	$8,500	694,500
3.68%(b)	3-month LIBOR	Deutsche Bank AG	August 2019	$3,100	196,407
3.50%(b)	3-month LIBOR	Citibank NA	September 2019	$1,500	71,467
3.47%(b)	3-month LIBOR	Royal Bank of Scotland Plc	September 2019	$3,000	134,796
3.43%(a)	3-month LIBOR	Deutsche Bank AG	October 2019	$700	(29,283)
4.80%(a)	3-month LIBOR	Deutsche Bank AG	October 2019	$21,000	(2,400,485)
3.70%(b)	3-month LIBOR	Credit Suisse International	December 2019	$1,200	75,368
3.40%(a)	3-month LIBOR	Deutsche Bank AG	December 2019	$4,000	(152,647)
3.50%(b)	3-month LIBOR	Deutsche Bank AG	December 2019	$500	23,121
3.89%(b)	3-month LIBOR	BNP Paribas	January 2020	$1,200	94,286
3.93%(b)	3-month LIBOR	BNP Paribas	January 2020	$1,500	123,605
3.89%(b)	3-month LIBOR	Credit Suisse International	January 2020	$1,700	133,880
3.75%(b)	3-month LIBOR	Citibank NA	February 2020	$1,500	99,757
3.71%(a)	3-month LIBOR	Deutsche Bank AG	February 2020	$3,400	(213,765)
3.78%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2020	$1,200	(83,474)
3.75%(b)	3-month LIBOR	Royal Bank of Scotland Plc	February 2020	$2,400	159,275
3.68%(b)	3-month LIBOR	BNP Paribas	March 2020	$1,800	109,009
3.77%(b)	3-month LIBOR	Citibank NA	March 2020	$1,600	108,069
3.68%(a)	3-month LIBOR	Deutsche Bank AG	March 2020	$700	(42,200)
3.75%(a)	3-month LIBOR	Deutsche Bank AG	March 2020	$3,000	(196,805)
3.83%(a)	3-month LIBOR	JPMorgan Chase Bank NA	March 2020	$1,400	(101,730)
3.70%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	$1,500	(92,356)
3.71%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	$600	(37,629)
3.64%(a)	3-month LIBOR	Royal Bank of Scotland Plc	March 2020	$2,400	(135,846)
4.05%(a)	3-month LIBOR	Credit Suisse International	April 2020	$1,100	(100,955)
3.80%(b)	3-month LIBOR	Deutsche Bank AG	April 2020	$1,600	111,964
3.95%(a)	3-month LIBOR	JPMorgan Chase Bank NA	April 2020	$1,200	(100,339)
3.92%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2020	$600	48,385
3.47%(b)	3-month LIBOR	BNP Paribas	May 2020	$1,100	45,002
3.51%(a)	3-month LIBOR	BNP Paribas	May 2020	$800	(35,639)
3.46%(a)	3-month LIBOR	Credit Suisse International	May 2020	$800	(32,336)
2.52%(c)	3-month LIBOR	Deutsche Bank AG	May 2020	$1,500	16,992
3.33%(a)	3-month LIBOR	Deutsche Bank AG	May 2020	$500	(14,171)
3.45%(b)	3-month LIBOR	Deutsche Bank AG	May 2020	$100	3,900
3.39%(a)	3-month LIBOR	Deutsche Bank AG	May 2020	$3,000	(102,826)
3.60%(b)	3-month LIBOR	Royal Bank of Scotland Plc	May 2020	$1,500	78,954
3.16%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$800	(11,086)
3.64%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$800	45,069
3.46%(a)	3-month LIBOR	Royal Bank of Scotland Plc	May 2020	$200	(7,925)
3.35%(b)	3-month LIBOR	Credit Suisse International	June 2020	$800	23,821
3.39%(b)	3-month LIBOR	Credit Suisse International	June 2020	$1,400	46,530
3.38%(a)	3-month LIBOR	Deutsche Bank AG	June 2020	$2,700	(87,433)
3.35%(a)	3-month LIBOR	Deutsche Bank AG	June 2020	$700	(20,967)
3.39%(b)	3-month LIBOR	Goldman Sachs Bank USA	June 2020	$200	6,725
3.34%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$1,800	52,322
3.37%(a)	3-month LIBOR	Royal Bank of Scotland Plc	June 2020	$900	(28,490)
3.39%(a)	3-month LIBOR	Royal Bank of Scotland Plc	June 2020	$400	(13,150)
3.25%(a)	3-month LIBOR	Royal Bank of Scotland Plc	June 2020	$300	(6,286)
3.02%(a)	3-month LIBOR	Deutsche Bank AG	July 2020	$300	—
3.05%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2020	$800	2,353
3.02%(b)	3-month LIBOR	Royal Bank of Scotland Plc	July 2020	$500	83

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments (concluded)

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

4.44%(a)	3-month LIBOR	Royal Bank of Scotland Plc	January 2040	$700	$(93,452)
4.52%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2040	$600	89,120
4.48%(b)	3-month LIBOR	Citibank NA	April 2040	$200	28,439

Total					$(868,074)

(a)	Pays fixed interest rate and receives floating rate.

(b)	Pays floating interest rate and receives fixed rate.

(c)	Pays floating amount and receives fixed interest amount at expiration.

•	Total return swaps outstanding as of June 30, 2010 were as follows:

Interest Receivable Rate	Interest Rate Payable	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

2.62%	—	Morgan Stanley Capital Services, Inc.	May 2020	$2,400	$49,018	(d)
–	5.50%	Goldman Sachs Bank USA	January 2039	$2,060	29,119	(e)
–	5.50%	Morgan Stanley Capital Services, Inc.	January 2039	$1,061	11,003	(e)
–	4.50%	Goldman Sachs Bank USA	January 2040	$1,626	(15,301	)(f)

Total					$73,839

(d)	Based on the change in the return of the Consumer Price Index for All Urban Consumers.

(e)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage backed- securities pools.

(f)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 4.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage backed- securities pools.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

	•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

	•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Portfolio’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term
Investments[1]	—	$248,101,477	—	$248,101,477
Short-Term
Securities	$757,757	—	—	757,757
Liabilities:
Investments in Securities:
TBA Sale
Commitments	—	(136,985,620)	—	(136,985,620)

Total	$757,757	$111,115,857	—	$111,873,614

[1]	See above Schedule of Investments for values in each security type.

Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Interest rate contracts	$232,173	$5,071,199	$40,122	$5,343,494
Liabilities:
Interest rate contracts	(343,251)	(5,463,342)	(15,301)	(5,821,894)

Total	$(111,078)	$(392,143)	$24,821	$(478,400)

[2]

Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are shown at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts

Assets:
Balance, as of December 31, 2009	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation	—
Purchases	—
Sales	—
Transfers in3	$24,821
Transfers out[3]	—

Balance, as of June 30, 2010	$24,821

[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Auto Components—0.2%
Lear Corp. (a)	1,730	$114,526

Chemicals—0.2%
LyondellBasell Industries NV, Class A (a)	1,682	27,164
LyondellBasell Industries NV, Class B (a)	3,645	58,867

		86,031

Construction Materials—0.0%
Nortek, Inc. (a)	160	7,280

Electrical Equipment—0.0%
Medis Technologies Ltd. (a)	14,935	582

Paper & Forest Products—0.2%
Ainsworth Lumber Co. Ltd. (a)	13,864	37,638
Ainsworth Lumber Co. Ltd. (a)(b)	15,671	42,543

		80,181

Wireless Telecommunication Services—0.1%
FiberTower Corp. (a)	15,308	72,254

Total Common Stocks—0.7%		360,854

Corporate Bonds	Par (000)

Aerospace & Defense—0.6%
DynCorp International, Inc.,
10.38%, 7/01/17 (b)(c)	$90	90,225
GeoEye, Inc., 9.63%, 10/01/15 (b)	30	30,600
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17 (b)	100	101,500
Spirit Aerosystems, Inc., 7.50%, 10/01/17	100	98,000

		320,325

Airlines—0.6%
Delta Air Lines, Inc., Series B, 9.75%,
12/17/16	105	108,707
United Air Lines, Inc., 12.75%, 7/15/12	200	215,250

		323,957

Auto Components—2.3%
Allison Transmission, Inc. (b):
11.00%, 11/01/15	120	125,700
11.25%, 11/01/15 (d)	41	42,948
Delphi International Holdings Unsecured,
12.00%, 10/06/14	7	6,852
The Goodyear Tire & Rubber Co.:
8.63%, 12/01/11	104	108,160
8.75%, 8/15/20	80	81,800
Icahn Enterprises LP (b):
4.00%, 8/15/13 (e)(f)	50	43,750
7.75%, 1/15/16	280	272,300
8.00%, 1/15/18	460	446,200

		1,127,710

Biotechnology—0.2%
QHP Pharma, 10.25%, 3/15/15 (b)	116	118,650

Building Products—1.2%
Associated Materials LLC, 9.88%, 11/15/16	90	96,525
Building Materials Corp. of America,
7.00%, 2/15/20 (b)	80	79,200
CPG International I, Inc., 10.50%, 7/01/13	250	248,750
Ply Gem Industries, Inc., 11.75%, 6/15/13	145	151,525

		576,000

Capital Markets—0.1%
E*Trade Financial Corp. (e)(g):
3.52%, 8/31/19 (b)	37	42,272
Series A, 4.07%, 8/31/19	1	1,143

		43,415

Chemicals—3.4%
American Pacific Corp., 9.00%, 2/01/15	120	116,400
CF Industries, Inc.:
6.88%, 5/01/18	110	111,925
7.13%, 5/01/20	175	179,375
Georgia Gulf Corp., 9.00%, 1/15/17 (b)	15	15,225
Hexion U.S. Finance Corp.:
9.75%, 11/15/14	135	127,575
8.88%, 2/01/18	130	117,325
Huntsman International LLC, 8.63%,
3/15/20	45	41,625
Ineos Finance Plc, 9.00%, 5/15/15 (b)	100	99,750
Innophos, Inc., 8.88%, 8/15/14	100	103,000
Koppers, Inc., 7.88%, 12/01/19	85	85,850
LBI Escrow Corp., 8.00%, 11/01/17 (b)	135	139,050
MacDermid, Inc., 9.50%, 4/15/17 (b)	130	130,000
NOVA Chemicals Corp., 8.63%, 11/01/19	140	138,600
Nalco Co., 8.25%, 5/15/17	225	232,875
Solutia, Inc., 8.75%, 11/01/17	45	46,800

		1,685,375

Commercial Banks—2.9%
CIT Group, Inc.:
7.00%, 5/01/16	504	459,466
7.00%, 5/01/17	1,087	978,240

		1,437,706

Commercial Services & Supplies—1.5%
ACCO Brands Corp., 10.63%, 3/15/15	100	108,500
ARAMARK Corp., 3.84%, 2/01/15 (f)	150	138,000
International Lease Finance Corp.,
8.63%, 9/15/15 (b)	30	28,425
Mobile Services Group, Inc., 9.75%, 8/01/14	120	122,700
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)	125	134,062
Scientific Games International, Inc.,
9.25%, 6/15/19	5	5,113
West Corp., 9.50%, 10/15/14	200	201,000

		737,800

Construction Materials—0.4%
Nortek, Inc., 11.00%, 12/01/13	201	209,241

Consumer Finance—1.7%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)	235	236,175
Ford Motor Credit Co. LLC, 8.00%, 12/15/16	600	613,555

		849,730

Containers & Packaging—4.8%
Ball Corp.:
7.38%, 9/01/19	30	31,200
6.75%, 9/15/20	95	95,950
Berry Plastics Corp.:
8.88%, 9/15/14	150	144,375
8.25%, 11/15/15	155	153,837
9.50%, 5/15/18 (b)	160	146,400
Berry Plastics Holding Corp., 8.88%, 9/15/14	145	139,563
Cascades, Inc., 7.75%, 12/15/17	100	99,500
Crown Americas LLC, 7.63%, 5/15/17 (b)	300	310,500
Graphic Packaging International, Inc.,
9.50%, 6/15/17	150	156,750

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Containers & Packaging (concluded)
Greif, Inc., 7.75%, 8/01/19	$50	$51,500
Impress Holdings BV, 3.43%, 9/15/13 (b)(f)	330	304,425
Owens-Brockway Glass Container, Inc.,
7.38%, 5/15/16	250	260,625
Packaging Dynamics Finance Corp.,
10.00%, 5/01/16 (b)	80	66,800
Pregis Corp., 12.38%, 10/15/13	185	182,919
Rock-Tenn Co., 5.63%, 3/15/13	80	80,400
Sealed Air Corp., 7.88%, 6/15/17 (b)	140	146,340

		2,371,084

Diversified Financial Services—4.4%
Axcan Intermediate Holdings, Inc.,
12.75%, 3/01/16	95	96,187
Citigroup, Inc., 4.75%, 5/19/15	70	69,963
GMAC, Inc.:
7.25%, 3/02/11	50	50,813
7.50%, 12/31/13	80	79,800
6.75%, 12/01/14	70	67,725
8.30%, 2/12/15 (b)	360	364,500
8.00%, 3/15/20 (b)	500	488,750
Leucadia National Corp., 8.13%, 9/15/15	250	256,250
Reynolds Group DL Escrow, Inc.,
7.75%, 10/15/16 (b)	425	415,437
Reynolds Group Issuer, Inc., 8.50%, 5/15/18 (b)	215	210,969
Southern Star Central Corp., 6.75%, 3/01/16 (b)	80	77,400

		2,177,794

Diversified Telecommunication Services—2.6%
Broadview Networks Holdings, Inc.,
11.38%, 9/01/12	165	160,050
ITC Deltacom, Inc., 10.50%, 4/01/16 (b)	110	105,600
New Communications Holdings, Inc. (b):
7.88%, 4/15/15	85	85,638
8.25%, 4/15/17	85	85,319
8.50%, 4/15/20	80	80,200
Qwest Communications International, Inc.:
8.00%, 10/01/15 (b)	100	102,750
Series B, 7.50%, 2/15/14	330	330,825
tw telecom holdings, Inc., 8.00%, 3/01/18 (b)	40	40,800
Wind Acquisition Finance SA, 12.00%, 12/01/15 (b)	140	144,900
Windstream Corp.:
8.13%, 8/01/13	20	20,675
7.88%, 11/01/17	130	126,912

		1,283,669

Electric Utilities—1.1%
FPL Energy National Wind Portfolio, LLC,
6.13%, 3/25/19 (b)	157	153,575
IPALCO Enterprises, Inc., 7.25%, 4/01/16 (b)	145	148,262
NSG Holdings LLC, 7.75%, 12/15/25 (b)	255	224,400

		526,237

Electronic Equipment, Instruments & Components—0.2%
NXP BV, 3.05%, 10/15/13 (f)	110	94,050

Energy Equipment & Services—1.9%
Cie Generale de Geophysique-Veritas,
9.50%, 5/15/16	75	76,125
Compagnie Generale de Geophysique-Veritas,
7.75%, 5/15/17	295	279,512
Expro Finance Luxembourg SCA, 8.50%,
12/15/16 (b)	355	339,025
Global Geophysical Services, Inc.,
10.50%, 5/01/17 (b)	60	57,600
North American Energy Alliance LLC,
10.88%, 6/01/16 (b)	105	108,150
Thermon Industries, Inc., 9.50%, 5/01/17 (b)	90	91,350

		951,762

Food & Staples Retailing—0.6%
Rite Aid Corp., 9.75%, 6/12/16	270	282,150

Food Products—0.6%
B&G Foods, Inc., 7.63%, 1/15/18	40	40,200
Reddy Ice Corp., 11.25%, 3/15/15 (b)	80	82,400
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)	115	127,363
TreeHouse Foods, Inc., 7.75%, 3/01/18	30	31,125

		281,088

Health Care Equipment & Supplies—1.8%
DJO Finance LLC, 10.88%, 11/15/14	450	472,500
Hologic, Inc., 2.00%, 12/15/37 (e)(h)	470	400,088

		872,588

Health Care Providers & Services—3.2%
American Renal Holdings, 8.38%, 5/15/18 (b)	115	113,850
HCA, Inc.:
9.13%, 11/15/14	160	167,400
8.50%, 4/15/19	110	116,600
7.25%, 9/15/20	175	175,875
Tenet Healthcare Corp. (b):
9.00%, 5/01/15	397	419,828
10.00%, 5/01/18	192	212,160
8.88%, 7/01/19	205	217,300
Viant Holdings, Inc., 10.13%, 7/15/17 (b)	147	149,756

		1,572,769

Health Care Technology—1.0%
IMS Health, Inc., 12.50%, 3/01/18 (b)	415	474,138

Hotels, Restaurants & Leisure—1.1%
Fontainebleau Las Vegas Holdings LLC,
10.25%, 6/15/15 (a)(b)(i)	25	94
HRP Myrtle Beach Operations LLC,
4/01/12 (a) (b)(i)	250	25
MGM Mirage, 13.00%, 11/15/13	35	40,338
MGM Resorts International, 10.38%, 5/15/14	295	320,812
Travelport LLC:
5.16%, 9/01/14 (f)	30	28,050
9.88%, 9/01/14	40	40,100
Tropicana Entertainment LLC, Series WI, 9.63%,
12/15/14 (a)(i)	15	1
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(i)	100	45,000
Waterford Gaming LLC, 8.63%, 9/15/14 (b)	113	50,850

		525,270

Household Durables—2.7%
Ashton Woods USA LLC, 19.57%, 6/30/15 (b)(j)	234	135,720
Beazer Homes USA, Inc.:
6.88%, 7/15/15	75	65,812
8.13%, 6/15/16	25	22,375
12.00%, 10/15/17	240	263,400
9.13%, 6/15/18	350	323,750
Pulte Homes, Inc., 6.38%, 5/15/33	10	7,700
Standard Pacific Corp.:
6.25%, 4/01/14	10	9,275
7.00%, 8/15/15	30	27,750
10.75%, 9/15/16	300	321,000
8.38%, 5/15/18	185	175,750

		1,352,532

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

IT Services—0.7%
Alliance Data Systems Corp., 1.75%, 8/01/13 (e)	$315	$304,763
First Data Corp., 9.88%, 9/24/15	50	37,500

		342,263

Independent Power Producers & Energy Traders—3.4%
The AES Corp., 8.75%, 5/15/13 (b)	107	108,605
AES Eastern Energy LP,
Series 99-B, 9.67%, 1/02/29	125	135,000
Calpine Construction Finance Co. LP,
8.00%, 6/01/16 (b)	335	342,537
Dynegy Holdings, Inc., 8.38%, 5/01/16	90	71,212
Energy Future Holdings Corp.:
10.88%, 11/01/17	175	129,500
12.00%, 11/01/17 (d)	123	79,676
10.00%, 1/15/20 (b)	325	323,375
NRG Energy, Inc., 7.25%, 2/01/14	485	491,669

		1,681,574

Industrial Conglomerates—1.5%
Sequa Corp. (b):
11.75%, 12/01/15	230	222,525
13.50%, 12/01/15 (d)	527	516,585

		739,110

Insurance—0.1%
USI Holdings Corp., 4.31%, 11/15/14 (b)(f)	60	49,050

Internet & Catalog Retail—0.0%
NetFlix, Inc., 8.50%, 11/15/17	10	10,400

Leisure Equipment & Products—0.3%
Brunswick Corp., 11.25%, 11/01/16 (b)	80	88,000
Easton-Bell Sports, Inc., 9.75%, 12/01/16 (b)	55	56,925
True Temper Sports, Inc., 8.38%, 9/15/11 (a)(i)	325	202

		145,127

Life Sciences Tools & Services—0.2%
Patheon, Inc., 8.63%, 4/15/17 (b)	115	114,138

Machinery—2.2%
Case New Holland, Inc., 7.88%, 12/01/17 (b)	80	80,600
ESCO Corp., 8.63%, 12/15/13 (b)	100	99,250
Navistar International Corp.:
3.00%, 10/15/14 (e)	380	445,550
8.25%, 11/01/21	200	203,000
Oshkosh Corp., 8.25%, 3/01/17	120	124,800
Titan International, Inc.:
8.00%, 1/15/12	80	83,200
5.63%, 1/15/17 (b)(e)	50	59,187

		1,095,587

Marine—0.5%
Horizon Lines, Inc., 4.25%, 8/15/12 (e)	280	231,000

Media—11.7%
Affinion Group, Inc., 10.13%, 10/15/13	825	845,625
CCH II LLC, 13.50%, 11/30/16	307	357,767
CCO Holdings LLC (b):
7.88%, 4/30/18	90	90,450
8.13%, 4/30/20	90	92,025
CMP Susquehanna Corp., 3.20%, 5/15/14 (b)(f)	20	400
CSC Holdings, Inc., 8.50%, 4/15/14	180	187,650
Charter Communications Operating, LLC,
8.00%, 4/30/12 (b)	30	31,200
Clear Channel Worldwide Holdings, Inc.,
Series B, 9.25%, 12/15/17 (b)	844	848,220
DISH DBS Corp.:
7.00%, 10/01/13	45	46,350
7.88%, 9/01/19	60	62,400
Gannett Co., Inc.:
10.00%, 4/01/16	75	81,000
9.38%, 11/15/17 (b)	270	284,175
Gray Television, Inc., 10.50%, 6/29/15 (b)	90	87,300
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (f)	40	32,300
9.50%, 5/15/15	50	45,500
Intelsat Corp.:
9.25%, 8/15/14	40	40,900
9.25%, 6/15/16	410	430,500
LIN Television Corp., 8.38%, 4/15/18 (b)	115	114,425
Liberty Global, Inc., 4.50%, 11/15/16 (b)(e)	100	116,000
McClatchy Co., 11.50%, 2/15/17 (b)	230	233,450
Nielsen Finance LLC:
11.63%, 2/01/14	40	43,700
10.00%, 8/01/14	215	219,837
11.50%, 5/01/16	190	207,575
11.02%, 8/01/16 (j)	10	9,525
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(i)	163	155,270
Rainbow National Services LLC,
10.38%, 9/01/14 (b)	60	62,475
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	400	372,000
UPC Germany GmbH, 8.13%, 12/01/17 (b)	700	686,000

		5,784,019

Metals & Mining—4.1%
AK Steel Corp., 7.63%, 5/15/20	100	97,000
Aleris International, Inc. (a)(i):
9.00%, 12/15/14	130	972
10.00%, 12/15/16	125	1,094
Arch Western Finance LLC, 6.75%, 7/01/13	20	20,050
Drummond Co., Inc.:
9.00%, 10/15/14 (b)	150	150,750
7.38%, 2/15/16	145	136,300
FMG Finance Property Ltd. (b):
10.00%, 9/01/13	20	21,000
10.63%, 9/01/16	155	170,500
Foundation PA Coal Co., 7.25%, 8/01/14	150	152,625
Goldcorp, Inc., 2.00%, 8/01/14 (e)	35	40,687
McJunkin Red Man Corp., 9.50%, 12/15/16 (b)	275	266,750
Murray Energy Corp., 10.25%, 10/15/15 (b)	115	114,425
Novelis, Inc., 7.25%, 2/15/15	190	183,350
Ryerson, Inc.:
7.72%, 11/01/14 (f)	65	60,450
12.00%, 11/01/15	20	20,450
Steel Dynamics, Inc.:
7.38%, 11/01/12	215	222,525
7.63%, 3/15/20 (b)	150	149,250
United States Steel Corp., 7.38%, 4/01/20	100	98,875
Vedanta Resources Plc, 9.50%, 7/18/18 (b)	115	122,187

		2,029,240

Multi-Utilities—0.1%
CMS Energy Corp., 8.75%, 6/15/19	65	71,766

Multiline Retail—1.7%
Dollar General Corp.:
10.63%, 7/15/15	38	41,563
11.88%, 7/15/17 (d)	723	822,412

		863,975

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Oil, Gas & Consumable Fuels—7.3%
Arch Coal, Inc., 8.75%, 8/01/16 (b)	$220	$229,350
Atlas Energy Operating Co. LLC,
12.13%, 8/01/17	75	82,875
Bill Barrett Corp., 9.88%, 7/15/16	10	10,600
Chesapeake Energy Corp., 2.25%, 12/15/38 (e)	125	90,156
Cimarex Energy Co., 7.13%, 5/01/17	50	50,250
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)	60	59,400
Concho Resources, Inc., 8.63%, 10/01/17	15	15,450
Connacher Oil and Gas Ltd.,
10.25%, 12/15/15 (b)	265	261,687
Consol Energy, Inc., 8.25%, 4/01/20 (b)	470	489,975
Crosstex Energy LP, 8.88%, 2/15/18	155	154,806
Denbury Resources, Inc.:
9.75%, 3/01/16	195	210,600
8.25%, 2/15/20	125	130,625
El Paso Corp., 8.25%, 2/15/16	60	62,850
Forest Oil Corp., 8.50%, 2/15/14	10	10,425
Hilcorp Energy I LP, 8.00%, 2/15/20 (b)	60	59,250
Linn Energy LLC, 8.63%, 4/15/20 (b)	185	189,394
Massey Energy Co., 6.88%, 12/15/13	50	48,813
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)	270	274,050
OPTI Canada, Inc., 9.00%, 12/15/12 (b)	340	343,400
Patriot Coal Corp., 8.25%, 4/30/18	85	81,813
Penn Virginia Corp., 10.38%, 6/15/16	20	21,300
Penn Virginia Resource Partners LP,
8.25%, 4/15/18	105	103,162
Petrohawk Energy Corp., 10.50%, 8/01/14	120	129,000
Range Resources Corp.:
6.38%, 3/15/15	100	98,750
8.00%, 5/15/19	100	104,375
Sabine Pass LNG LP, 7.50%, 11/30/16	85	70,763
Swift Energy Co., 7.13%, 6/01/17	90	83,025
Teekay Corp., 8.50%, 1/15/20	130	129,350

		3,595,494

Paper & Forest Products—3.6%
Ainsworth Lumber Co. Ltd.,
11.00%, 7/29/15 (b)(d)	127	106,323
Boise Cascade LLC, 7.13%, 10/15/14	150	141,188
Boise Paper Holdings LLC (b):
9.00%, 11/01/17	65	66,950
8.00%, 4/01/20	35	34,913
Clearwater Paper Corp., 10.63%, 6/15/16	80	88,100
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)	370	394,512
Glatfelter, 7.13%, 5/01/16 (b)	40	39,000
NewPage Corp.:
10.00%, 5/01/12	140	75,950
11.38%, 12/31/14	505	458,287
Verso Paper Holdings LLC:
11.50%, 7/01/14	310	334,025
Series B, 4.09%, 8/01/14 (f)	30	25,725

		1,764,973

Pharmaceuticals—0.6%
Angiotech Pharmaceuticals, Inc.,
4.29%, 12/01/13 (f)	25	19,250
Elan Finance Plc, 8.88%, 12/01/13	75	75,188
Novasep Holding SAS, 9.75%, 12/15/16 (b)	198	197,775

		292,213

Professional Services—0.1%
FTI Consulting, Inc., 7.75%, 10/01/16	35	35,350

Real Estate Management & Development—0.3%
Forest City Enterprises, Inc., 7.63%, 6/01/15	150	138,375

Road & Rail—0.5%
Avis Budget Car Rental LLC, 9.63%, 3/15/18 (b)	95	95,950
Syncreon Global Ireland Ltd., 9.50%, 5/01/18 (b)	160	154,400

		250,350

Semiconductors & Semiconductor Equipment—0.4%
STATS ChipPAC Ltd.:
7.50%, 7/19/10	75	74,906
6.75%, 11/15/11	150	150,750

		225,656

Software—0.0%
BMS Holdings, Inc., 7.89%, 2/15/12 (b)(d)	106	2,128

Specialty Retail—1.0%
Asbury Automotive Group, Inc., 7.63%, 3/15/17	50	47,000
General Nutrition Centers, Inc., 10.75%, 3/15/15	105	105,525
Group 1 Automotive, Inc., 2.25%, 6/15/36 (e)(h)	80	58,800
Sonic Automotive, Inc., 9.00%, 3/15/18	75	76,125
United Auto Group, Inc., 7.75%, 12/15/16	230	216,200

		503,650

Textiles, Apparel & Luxury Goods—0.4%
Quiksilver, Inc., 6.88%, 4/15/15	225	204,469

Tobacco—0.4%
Vector Group Ltd., 11.00%, 8/15/15	200	204,000

Wireless Telecommunication Services—5.5%
Cricket Communications, Inc.:
10.00%, 7/15/15	375	391,875
7.75%, 5/15/16	160	163,200
Digicel Group Ltd. (b):
9.13%, 1/15/15 (d)	308	301,840
8.25%, 9/01/17	100	99,000
10.50%, 4/15/18	100	103,125
FiberTower Corp., 9.00%, 1/01/16 (b)	57	48,301
iPCS, Inc., 2.47%, 5/01/13 (f)	285	266,475
MetroPCS Wireless, Inc., 9.25%, 11/01/14	540	556,200
NII Holdings, Inc., 2.75%, 8/15/25 (e)	30	29,963
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13	490	474,687
Series F, 5.95%, 3/15/14	30	27,825
Sprint Capital Corp., 6.88%, 11/15/28	340	282,200

		2,744,691

Total Corporate Bonds—87.5%		43,313,638

Floating Rate Loan Interests (f)

Auto Components—0.2%
Allison Transmission, Inc., Term Loan,
3.05% - 3.11%, 8/07/14	96	87,060

Automobiles—0.6%
Ford Motor Co.:
Tranche B-1 Term Loan,
3.31% - 3.35%, 12/15/13	290	273,817
Tranche B-2 Term Loan, 3.35%, 12/15/13	24	22,604

		296,421

Commercial Services & Supplies—0.2%
AWAS Aviation Capital Ltd., Term Loan B,
7.75%, 5/27/16	100	98,625

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Floating Rate Loan Interests (f)	(000)		Value

Consumer Finance—1.1%
American General Finance Corp., Term Loan,
7.25%, 4/16/16	$500		$485,750
Chrysler Financial Corp.,
Second Lien Term Loan, 6.85%, 8/02/13	76		75,566

			561,316

Electric Utilities—0.5%
Conectiv, Term Loan B, 7.00%, 5/26/17	250		247,187

Food & Staples Retailing—0.4%
Rite Aid Corp., Tranche 4 Term Loan,
9.50%, 6/10/15	199		201,667

Health Care Providers & Services—0.4%
HCA, Inc., Tranche A-1 Term Loan,
2.03%, 11/16/12	119		112,788
Harden Healthcare, Term Loan A,
8.50%, 2/22/15	60		58,533

			171,321

Hotels, Restaurants & Leisure—0.8%
Travelport LLC (FKA Travelport, Inc.), Loan,
8.44%, 3/27/12	437		406,497

IT Services—0.3%
First Data Corp., Initial Tranche B-3 Term Loan,
3.10%, 9/24/14	160		134,078

Independent Power Producers & Energy Traders—0.8%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility, 4.10%, 4/02/13	72		67,009
Tranche B Term Loan, 4.10%, 4/02/13	3		2,877
Texas Competitive Electric Holdings Co., LLC (TXU),
Initial Tranche B-3 Term Loan,
3.85%–4.03%, 10/10/14	437		321,446

			391,332

Machinery—0.2%
Accuride Corp., Term Loan, 9.75%, 1/31/12	125		124,375

Media—0.4%
Newsday, LLC, Fixed Rate Term Loan,
10.50%, 8/01/13	175		182,437

Multiline Retail—0.0%
The Neiman Marcus Group, Inc., Term Loan,
2.35%–2.54%, 4/06/13	5		4,210

Real Estate Management & Development—0.3%
Realogy Corp., Term Loan (Second Lien),
13.50%, 10/15/17	150		156,500

Specialty Retail—0.1%
Claire’s Stores, Inc., Term Loan B, 3.10%, 5/29/14	29		24,451

Total Floating Rate Loan Interests—6.3%			3,087,477

	Beneficial
	Interest
Other Interests (k)	(000)

Auto Components—1.3%
Delphi Debtor-in-Possession Hold Co. LLP,
Class B Membership Interests	—	(l)	633,272
Lear Corp. Escrow	100		1,250
Lear Corp. Escrow	150		1,875

			636,397

Household Durables—0.0%
Stanley Martin, Class B Membership Units (m)	—	(l)	21,050

Total Other Interests—1.3%			657,447

Preferred Securities

Preferred Stocks	Shares

Diversified Financial Services—1.2%
Ally Financial Inc., 7.00% (b)	495		384,754
Citigroup, Inc., 7.50% (e)	1,900		214,700

			599,454

Diversified Telecommunication Services—0.0%
PTV, Inc., Series A, 10.00% (a)	8		1

Household Durables—0.1%
Beazer Homes USA, Inc., 7.50% (e)	2,253		45,412

Media—0.0%
CMP Susquehanna Radio Holdings Corp.,
0.00% (a)(b)(f)	4,664		—

Real Estate Investment Trusts (REITs)—0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)	1,788		25,497

Thrifts & Mortgage Finance—0.0%
Fannie Mae, Series O, 0.00% (a)(f)	10,000		6,000
Freddie Mac, Series Z, 8.38% (a)	15,157		5,153

			11,153

Total Preferred Securities—1.4%			681,517

Warrants (n)

Media—0.0%
CMP Susquehanna Radio Holdings Corp.
(Expires 3/26/19) (b)	5,330		—

Total Warrants—0.0%			—

Total Long-Term Investments
(Cost—$48,818,295)—97.2%			48,100,933

Short-Term Securities

BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.16% (o)(p)	4,961,926		4,961,926

Total Short-Term Securities
(Cost—$4,961,926)—10.0%			4,961,926

Total Investments (Cost—$53,780,221*)—107.2%			53,062,859
Liabilities in Excess of Other Assets—(7.2)%			(3,541,638)

Net Assets—100.0%			$49,521,221

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$53,958,667

Gross unrealized appreciation	$1,526,626
Gross unrealized depreciation	(2,422,434)

Net unrealized depreciation	$(895,808)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Citigroup Global Markets	$90,225	$225

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (concluded)

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(e)	Convertible security.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Amount is less than $1,000.

(m)	Restricted security as to resale, representing 0.04% of net assets were as follows:

Issue	Acquisition Date	Cost	Value

Stanley Martin Class B
Membership Units	4/03/06	$50,636	$21,050

(n)

Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(o)	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, are as follows:

Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at June 30, 2010	Income

BlackRock Liquidity
Funds, TempFund,
Institutional Class	244,034	4,717,892	4,961,926	$794

(p)	Represents the current yield as of report date.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

	•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

	•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term
Investments:
Common Stocks	$318,310	$42,544	$—	$360,854
Corporate Bonds	—	42,967,070	346,568	43,313,638
Floating Rate Loan
Interests	—	2,441,496	645,981	3,087,477
Other Interests	—	—	657,447	657,447
Preferred Stocks	290,763	390,754	—	681,517
Short-Term Securities.	4,961,926	—	—	4,961,926
Liabilities:
Investments in Securities:
Unfunded Loan
Commitments	—	—	(4,189)	(4,189)

Total	$5,570,999	$45,841,864	$1,645,807	$53,058,670

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Unfunded Loan Commitments	Total

Assets/Liabilities:
Balance, as of December 31, 2009	$5,600	$254,739	$1,795,343	$426,872	$(9,668)	$2,472,886
Accrued discounts/premiums	—	16,664	17,317	—	—	33,981
Net realized gain	—	75,165	4,188	32,404	—	111,757
Net change in unrealized appreciation/depreciation[1]	1,680	—	2,047	212,450	5,479	221,656
Purchases	—	—	462,048	—	—	462,048
Sales	—	—	(954,661)	(32,404)	—	(987,065)
Transfers in2	—	—	58,799	18,125	—	76,924
Transfers out[2]	(7,280)	—	(739,100)	—	—	(746,380)

Balance, as of June 30, 2010	$—	$346,568	$645,981	$657,447	$(4,189)	$1,645,807

[1]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at June 30, 2010 was $281,158.

[2]	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense—3.6%
Honeywell International, Inc.	48,000	$1,873,440
Northrop Grumman Corp.	30,000	1,633,200
Raytheon Co.	34,000	1,645,260

		5,151,900

Automobiles—1.0%
Harley-Davidson, Inc.	64,000	1,422,720

Beverages—1.2%
Dr. Pepper Snapple Group, Inc.	45,000	1,682,550

Biotechnology—1.5%
Amgen, Inc. (a)	41,000	2,156,600

Chemicals—1.2%
Albemarle Corp.	20,000	794,200
Eastman Chemical Co.	18,000	960,480

		1,754,680

Commercial Banks—0.2%
Wells Fargo & Co.	10,000	256,000

Communications Equipment—2.3%
Cisco Systems, Inc. (a)	9,000	191,790
Motorola, Inc. (a)	241,000	1,571,320
Tellabs, Inc.	240,000	1,533,600

		3,296,710

Computers & Peripherals—5.4%
Apple, Inc. (a)	7,000	1,760,710
Dell, Inc. (a)	134,000	1,616,040
SanDisk Corp. (a)	35,000	1,472,450
Seagate Technology Holdings (a)	116,000	1,512,640
Western Digital Corp. (a)	44,000	1,327,040

		7,688,880

Construction & Engineering—0.2%
URS Corp. (a)	9,000	354,150

Consumer Finance—2.3%
Capital One Financial Corp.	43,000	1,732,900
Discover Financial Services, Inc.	110,000	1,537,800

		3,270,700

Containers & Packaging—1.5%
Crown Holdings, Inc. (a)	62,000	1,552,480
Temple-Inland, Inc.	29,000	599,430

		2,151,910

Diversified Financial Services—1.6%
Bank of America Corp.	86,000	1,235,820
CME Group, Inc.	1,000	281,550
Citigroup, Inc. (a)	48,000	180,480
JPMorgan Chase & Co.	16,000	585,760

		2,283,610

Diversified Telecommunication Services—2.2%
AT&T, Inc.	23,000	556,370
Verizon Communications, Inc.	90,000	2,521,800

		3,078,170

Electric Utilities—1.2%
Edison International	52,000	1,649,440

Electrical Equipment—1.3%
Emerson Electric Co.	43,000	1,878,670

Energy Equipment & Services—3.0%
Nabors Industries Ltd. (a)	77,000	1,356,740
National Oilwell Varco, Inc.	47,000	1,554,290
Rowan Cos., Inc. (a)	64,000	1,404,160

		4,315,190

Food & Staples Retailing—2.2%
Safeway, Inc.	73,000	1,435,180
Walgreen Co.	66,000	1,762,200

		3,197,380

Food Products—2.1%
The Hershey Co.	28,000	1,342,040
Sara Lee Corp.	119,000	1,677,900

		3,019,940

Gas Utilities—0.2%
Atmos Energy Corp.	12,000	324,480

Health Care Providers & Services—12.2%
Aetna, Inc.	60,000	1,582,800
AmerisourceBergen Corp.	54,000	1,714,500
Cardinal Health, Inc.	50,000	1,680,500
Coventry Health Care, Inc. (a)	58,000	1,025,440
Health Management Associates, Inc.,
Class A (a)	131,000	1,017,870
Humana, Inc. (a)	34,000	1,552,780
McKesson Corp.	26,000	1,746,160
Medco Health Solutions, Inc. (a)	32,000	1,762,560
Omnicare, Inc.	8,000	189,600
Quest Diagnostics, Inc.	31,000	1,542,870
UnitedHealth Group, Inc.	66,000	1,874,400
WellPoint, Inc. (a)	34,000	1,663,620

		17,353,100

Household Durables—1.0%
Whirlpool Corp.	16,000	1,405,120

Household Products—0.6%
The Procter & Gamble Co.	14,000	839,720

IT Services—1.5%
Amdocs Ltd. (a)	54,000	1,449,900
International Business Machines Corp.	5,000	617,400

		2,067,300

Independent Power Producers & Energy Traders—0.9%
NRG Energy, Inc. (a)	58,000	1,230,180

Industrial Conglomerates—0.7%
General Electric Co.	66,000	951,720

Insurance—2.8%
Berkshire Hathaway, Inc. (a)	5,000	398,450
Loews Corp.	21,000	699,510
Prudential Financial, Inc.	32,000	1,717,120
Reinsurance Group of America, Inc.	1,000	45,710
UnumProvident Corp.	51,000	1,106,700

		3,967,490

Internet & Catalog Retail—1.0%
Expedia, Inc.	79,000	1,483,620

Internet Software & Services—1.4%
Google, Inc., Class A (a)	1,000	444,950
VeriSign, Inc. (a)	56,000	1,486,800

		1,931,750

Life Sciences Tools & Services—0.0%
Pharmaceutical Product Development, Inc.	2,000	50,820

Machinery—2.2%
Eaton Corp.	24,000	1,570,560
Parker Hannifin Corp.	28,000	1,552,880

		3,123,440

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Metals & Mining—2.4%
Freeport-McMoRan Copper & Gold, Inc., Class B	30,000	$1,773,900
Reliance Steel & Aluminum Co.	6,000	216,900
Titanium Metals Corp. (a)	80,000	1,407,200

		3,398,000

Multi-Utilities—1.0%
CenterPoint Energy, Inc.	111,000	1,460,760

Multiline Retail—5.3%
Big Lots, Inc. (a)	47,000	1,508,230
JCPenney Co., Inc.	59,000	1,267,320
Macy’s, Inc.	76,000	1,360,400
Nordstrom, Inc.	43,000	1,384,170
Target Corp.	40,000	1,966,800

		7,486,920

Oil, Gas & Consumable Fuels—10.1%
Chevron Corp.	48,000	3,257,280
Cimarex Energy Co.	21,000	1,503,180
ConocoPhillips	49,000	2,405,410
Exxon Mobil Corp.	45,000	2,568,150
Marathon Oil Corp.	55,000	1,709,950
Whiting Petroleum Corp. (a)	18,000	1,411,560
Williams Cos., Inc.	86,000	1,572,080

		14,427,610

Paper & Forest Products—2.1%
International Paper Co.	67,000	1,516,210
MeadWestvaco Corp.	65,000	1,443,000

		2,959,210

Personal Products—1.1%
The Estée Lauder Cos., Inc., Class A	27,000	1,504,710

Pharmaceuticals—4.8%
Bristol-Myers Squibb Co.	82,000	2,045,080
Eli Lilly & Co.	60,000	2,010,000
Forest Laboratories, Inc. (a)	12,000	329,160
Johnson & Johnson	14,000	826,840
Perrigo Co.	26,000	1,535,820
Pfizer, Inc.	6,000	85,560

		6,832,460

Semiconductors & Semiconductor Equipment—3.5%
Altera Corp.	7,000	173,670
Intel Corp.	98,000	1,906,100
Micron Technology, Inc. (a)	170,000	1,443,300
National Semiconductor Corp.	113,000	1,520,980

		5,044,050

Software—4.9%
CA, Inc.	82,000	1,508,800
Microsoft Corp.	167,000	3,842,670
Symantec Corp. (a)	116,000	1,610,080

		6,961,550

Specialty Retail—5.5%
Advance Auto Parts, Inc.	31,000	1,555,580
The Gap, Inc.	81,000	1,576,260
Limited Brands, Inc.	68,000	1,500,760
Ross Stores, Inc.	29,000	1,545,410
TJX Cos., Inc.	41,000	1,719,950

		7,897,960

Tobacco—0.3%
Lorillard, Inc.	5,000	359,900

Wireless Telecommunication Services—0.7%
NII Holdings, Inc. (a)	32,000	1,040,640

Total Investments (Cost—$145,334,110*)—100.2%		142,711,710
Liabilities in Excess of Other Assets—(0.2)%		(223,322)

Net Assets—100.0%		$142,488,388

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$150,725,323

Gross unrealized appreciation	$5,492,758
Gross unrealized depreciation	(13,506,371)

Net unrealized depreciation	$(8,013,613)

(a)	Non-income producing security.

•	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2009	Net Activity	Shares/ Beneficial Interest Held at June 30, 2010	Income

BlackRock Liquidity Funds,
TempFund, Institutional Class	134,404	(134,404)	—	$51
BlackRock Liquidity Series, LLC
Money Market Series	$4,118,850	$(4,118,850)	—	$3,587

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

	•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

	•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long Term Investments[1]	$142,711,710	—	—	$142,711,710

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value

Yankee (a)
Abbey National Treasury
Services Plc, NY (b):
0.56%, 7/20/10	$2,055	$2,055,000
0.37%, 11/17/10	2,500	2,500,000
BNP Paribas SA, NY:
0.43%, 8/02/10	2,500	2,500,000
0.35%, 10/15/10 (b)	2,000	2,000,000
Banco Bilbao Vizcaya Argentaria SA, NY,
0.37%, 7/12/10 (b)	2,000	2,000,003
Bank of Tokyo-Mitsubishi UFJ Ltd., NY:
0.34%, 7/28/10	1,670	1,669,862
0.58%, 9/17/10	2,500	2,500,000
Barclays Bank Plc, NY, 0.42%,
8/18/10 (b)	1,980	1,980,000
Credit Agricole CIB, NY, 0.35%,
10/12/10 (b)	2,000	2,000,000
Dexia Credit Local SA, NY—Guaranteed,
1.05%, 7/19/10 (c)	3,500	3,500,000
Nordea Bank Finland Plc., NY, 0.91%,
7/02/10	3,000	3,000,049
Rabobank Nederland NV, NY, 0.35%,
1/10/11 (b)	1,300	1,300,000
Royal Bank of Canada, NY, 0.34%,
11/17/10 (b)	3,000	3,000,000
Royal Bank of Scotland Plc, CT:
0.36%, 7/21/10	3,000	3,000,000
0.40%, 7/26/10	2,000	2,000,000
Royal Bank of Scotland Plc, NY:
0.38%, 7/07/10	2,000	2,000,000
0.43%, 8/09/10	2,215	2,215,047
Societe Generale, NY, 0.30%, 7/09/10	2,000	2,000,000
Svenska Handelsbanken, NY:
0.26%, 7/30/10	2,405	2,404,971
0.43%, 10/25/10	1,500	1,500,024
Toronto-Dominion Bank, NY (b):
0.35%, 11/05/10	2,000	2,000,000
0.35%, 2/04/11	1,000	1,000,000
UniCredit SpA, NY, 0.36%, 7/23/10	2,000	2,000,000
Westpac Banking Corp., NY (b):
0.40%, 10/19/10	1,000	1,000,000
0.41%, 10/21/10	1,725	1,725,000

Total Certificates of Deposit—21.8%		52,849,956

Commercial Paper
Antalis U.S. Funding Corp., 0.42%,
7/15/10 (d)	2,500	2,499,592
Atlantis One Funding Corp., 0.32%,
7/23/10 (d)	2,535	2,534,504
BNZ International Funding Ltd.,
0.43%, 2/04/11 (b)	2,000	2,000,121
BPCE SA, 0.41%, 8/09/10 (d)	2,500	2,498,903
Barton Capital Corp., 0.38%,
7/07/10 (d)	3,000	2,999,810
Clipper Receivables Co., LLC (d):
0.45%, 8/17/10	2,200	2,198,708
0.50%, 9/07/10	2,500	2,497,639
Falcon Asset Securitization Corp. (d):
0.45%, 8/16/10	3,000	2,998,275
0.46%, 9/02/10	2,500	2,497,988
Fortis Funding LLC (d):
0.30%, 7/08/10	2,000	1,999,883
0.40%, 7/23/10	2,455	2,454,400

Govco LLC, 0.52%, 8/13/10 (d)	3,000	2,998,137
JPMorgan Chase & Co., 0.25%, 7/14/10 (d)	2,000	1,999,819
Nieuw Amsterdam Receivables Corp.,
0.40%, 7/01/10 (d)	3,000	3,000,000
Old Line Funding LLC (d):
0.40%, 8/02/10	1,000	999,644
0.40%, 8/03/10	3,000	2,998,900
Scaldis Capital LLC, 0.38%, 7/28/10 (d)	2,420	2,419,310
Solitaire Funding LLC (d):
0.40%, 7/01/10	2,200	2,200,000
0.37%, 8/06/10	2,200	2,199,186
Starbird Funding Corp., 0.07%, 7/01/10 (d)	3,206	3,206,000
State Street Corp., 0.39%, 8/09/10 (d)	2,200	2,199,071
Straight-A Funding, LLC (d):
0.30%, 7/27/10	3,000	2,999,350
0.41%, 8/16/10	2,000	1,998,952
0.40%, 9/20/10	2,500	2,497,750
Sydney Capital Corp., 0.68%,
9/16/10 (d)	2,000	1,997,091
Tempo Finance Corp., 0.31%,
7/13/10 (d)	3,200	3,199,669
Westpac Trust Securities NZ Ltd.,
0.47%, 11/05/10 (b)	2,400	2,400,000

Total Commercial Paper—27.4%		66,492,702

Corporate Notes
Commonwealth Bank of Australia,
0.32%, 11/22/10 (b)(e)	1,500	1,500,000
KBC Bank NV, NY, 1.51%,
8/02/10 (a)(c)	1,640	1,640,000
Rabobank Nederland NV,
0.79%, 10/07/10 (c)(e)	3,100	3,100,000

Total Corporate Notes—2.6%		6,240,000

Municipal Bonds (c)
California HFA, RB, VRDN,
Home Mortgage, Series U, AMT
(Fannie Mae LOC, Freddie Mac LOC),
0.25%, 7/07/10	1,800	1,800,000
City & County of San Francisco California,
COP, FLOATS, VRDN, (Morgan Stanley Bank
Liquidity Facility) Series 2010 B001, 0.38%,
7/07/10 (e)	1,300	1,300,000
City of New York New York, GO, VRDN,
Sub-Series A-3 (BNP Paribas SA LOC),
0.25%, 7/07/10	3,000	3,000,000
Colorado Housing & Finance Authority,
RB, VRDN, Class I, Series A-3, AMT
(Fannie Mae LOC, Freddie Mac LOC),
0.25%, 7/07/10	2,500	2,500,000
County of Catawba North Carolina,
RB, VRDN, Catawba Valley Medical Center
(Branch Banking & Trust LOC),
0.40%, 7/07/10	4,285	4,285,000
County of Harris Texas, RB, MSTR, VRDN,
Series SGC 31, Class A (Societe Generale LOC),
0.33%, 7/07/10 (e)	1,680	1,680,000
County of Pitkin Colorado, Refunding RB,
VRDN, Aspen Skiing Co. Project, Series A
(JPMorgan Chase Bank LOC),
0.15%, 7/01/10	2,000	2,000,000
Michigan State HDA, Refunding RB,
VRDN, Series D
(Fannie Mae LOC, Freddie Mac LOC),
0.24%, 7/07/10	1,465	1,465,000

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Municipal Bonds (c)	Par (000)	Value

New York City Industrial Development Agency,
RB, VRDN, New York Law School Project,
Series A (JPMorgan Chase Bank LOC),
0.26%, 7/07/10	$1,985	$1,985,000
Port Freeport Texas, RB, VRDN,
Joint Venture Project, AMT
(JPMorgan Chase Bank LOC),
0.20%, 7/01/10	2,100	2,100,000
Puerto Rico Electric Power Authority, RB,
MSTR, VRDN, Series SGC 36, Class A
(Societe Generale LOC),
0.31%, 7/07/10 (e)	3,000	3,000,000
State of California, GO, VRDN,
Series C-11 (BNP Paribas SA LOC),
0.18%, 7/07/10	3,000	3,000,000
Triborough Bridge & Tunnel Authority, RB,
VRDN, General, Series B
(Dexia Credit Local SBPA),
0.27%, 7/07/10	900	900,000

Total Municipal Bonds—11.9%		29,015,000

U.S. Government Sponsored Agency Obligations
Fannie Mae Discount Notes (d):
0.21%, 7/21/10	1,530	1,529,822
0.21%, 8/11/10	2,115	2,114,494
0.20%, 8/30/10	2,000	1,999,333
0.24%, 9/20/10	2,000	1,998,920
0.24%—0.28%, 10/13/10	4,000	3,997,111
0.30%, 1/21/11	3,000	2,994,900
Fannie Mae Variable Rate Notes,
0.30%, 8/05/10 (b)	1,645	1,644,943
Federal Home Loan Bank
Variable Rate Notes (b):
0.15%, 7/09/10	3,280	3,279,986
0.25%, 10/08/10	2,000	1,999,837
0.23%, 10/06/11	2,200	2,198,868
Freddie Mac Discount Notes (d):
0.19%, 7/20/10	2,400	2,399,759
0.20%, 7/23/10	1,800	1,799,780
0.22%, 8/05/10	2,500	2,499,465
0.30%, 9/27/10	3,000	2,997,800
0.25%, 10/13/10	3,000	2,997,833
Freddie Mac Variable Rate Notes (b):
0.20%, 7/14/10	2,000	1,999,975
0.46%, 8/24/10	1,430	1,430,009
0.52%, 9/03/10	3,145	3,144,889
0.42%, 2/14/11	7,000	6,999,311
0.23%, 5/05/11	5,000	4,998,727
0.30%, 12/29/11	2,000	1,998,489

Total U.S. Government Sponsored Agency Obligations—23.5%		57,024,251

U.S. Treasury Obligations

U.S. Treasury Bills (d):
0.55%, 7/01/10	2,700	2,700,000
0.31%—0.39%, 7/15/10	10,900	10,898,526
0.47%, 7/29/10	600	599,781
0.32%, 8/26/10	1,400	1,399,314
0.24%, 9/30/10	2,545	2,543,456
0.22%, 10/21/10	4,000	3,997,231
0.24%, 10/28/10	2,000	1,998,440
0.25%, 11/04/10	3,000	2,997,427
0.32%, 11/18/10	2,000	1,997,550
0.21%, 12/02/10	3,220	3,217,094
U.S. Treasury Notes, 0.88%, 1/31/11	2,500	2,509,114

Total U.S. Treasury Obligations—14.3%		34,857,933

Total Investments (Cost—$246,479,842*)—101.5%		246,479,842
Liabilities in Excess of Other Assets—(1.5)%		(3,694,790)

Net Assets—100.0%		$242,785,052

*	Cost for federal income tax purposes.

(a)	Issuer is a US branch of foreign domiciled bank.

(b)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(d)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1—price quotations in active markets/exchanges for identical assets and liabilities

• Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Short-Term Securities[1]	—	$246,479,842	—	$246,479,842

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

321 Henderson Receivables I LLC,
Series 2010-1A, Class A, 5.56%,
7/15/59 (a)	USD	494	$497,630
ACE Securities Corp. (b):
Series 2003-OP1, Class A2, 0.71%,
12/25/33		23	18,695
Series 2005-ASP1, Class M1, 1.03%,
9/25/35		450	105,355
Bank of America Auto Trust, Series 2009-2A,
Class A2, 1.16%, 2/15/12 (a)		453	453,466
Bear Stearns Asset-Backed Securities
Trust (b):
Series 2005-4, Class A, 0.68%,
1/25/36		28	27,419
Series 2005-SD1, Class 1A2,
0.65%, 7/25/27		80	78,387
Series 2006-HE8, Class 1A1,
0.42%, 10/25/36		35	34,802
Chase Issuance Trust, Series 2009-A7,
Class A7, 0.80%, 9/17/12 (b)		865	865,574
Countrywide Asset-Backed Certificates (b):
Series 2003-BC3, Class A2,
0.66%, 9/25/33		37	29,314
Series 2004-5, Class A,
0.80%, 10/25/34		60	48,355
Series 2004-13, Class AF4,
4.58%, 1/25/33		360	353,538
Lehman XS Trust, Series 2005-5N,
Class 3A2, 0.71%, 11/25/35 (b)		299	96,871
Long Beach Mortgage Loan Trust, Series
2006-11, Class 2A1, 0.41%,
12/25/36 (b)		10	9,556
Morgan Stanley ABS Capital I,
Series 2005-HE1, Class A2MZ,
0.64%, 12/25/34 (b)		35	31,235
New Century Home Equity Loan Trust,
Series 2005-2, Class A2MZ,
0.61%, 6/25/35 (b)		103	95,922
Option One Mortgage Loan Trust, Series
2003-4, Class A2, 0.99%, 7/25/33 (b)		95	72,090
RAAC, Series 2005-SP2, Class 2A,
0.65%, 6/25/44 (b)		322	172,341
Residential Asset Securities Corp.,
Series 2003-KS5, Class AIIB,
0.64%, 7/25/33 (b)		41	24,093
SLM Student Loan Trust (b):
Series 2002-1, Class A2, 0.43%,
4/25/17		216	215,045
Series 2005-4, Class A2, 0.40%,
4/26/21		232	231,307
Series 2008-5, Class A2, 1.42%,
10/25/16		920	933,817
Series 2008-5, Class A3, 1.62%,
1/25/18		230	237,085
Series 2008-5, Class A4, 2.02%,
7/25/23		630	661,740
Santander Drive Auto Receivables Trust (a):
Series 2010-A-A2, 1.39%,
8/15/13		210	209,160
Series 2010-A-A3, 1.83%,
11/17/14		160	160,304
Series 2010-A-A4, 2.39%,
6/15/17		100	100,370
Structured Asset Securities Corp. (b):
Series 2004-23XS, Class 2A1,
0.65%, 1/25/35		115	68,750
Series 2006-BC3, Class A2, 0.40%,
10/25/36		90	88,574
USAA Auto Owner Trust, Series 2006-4,
Class A4, 4.98%, 10/15/12		498	503,694

Total Asset-Backed Securities—7.1%			6,424,489

Corporate Bonds

Aerospace & Defense—0.1%
Honeywell International, Inc., 5.70%,
3/15/36		55	62,171
L-3 Communications Corp.:
5.88%, 1/15/15		30	29,625
Series B, 6.38%, 10/15/15		7	7,000

			98,796

Air Freight & Logistics—0.0%
United Parcel Service, Inc., 6.20%, 1/15/38		15	18,033

Airlines—0.2%
American Airlines, Inc., Series 2003-1,
3.86%, 1/09/12		72	72,269
Continental Airlines, Inc., Series 2002-1,
6.56%, 8/15/13		140	138,600

			210,869

Beverages—1.0%
Anheuser-Busch InBev Worldwide, Inc.,
3.00%, 10/15/12		925	949,557

Capital Markets—2.7%
The Bear Stearns Cos., Inc., 6.95%,
8/10/12		95	104,203
CDP Financial, Inc., 3.00%, 11/25/14 (a)		520	524,791
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		260	274,068
5.38%, 3/15/20		300	296,435
6.00%, 6/15/20		120	123,736
Lehman Brothers Holdings, Inc. (c)(d):
6.50%, 7/19/17		150	75
6.75%, 12/28/17		325	163
Morgan Stanley:
2.93%, 5/14/13 (b)		590	592,110
5.63%, 9/23/19		100	96,741
Series F, 5.55%, 4/27/17		460	456,262

			2,468,584

Chemicals—0.4%
CF Industries, Inc., 7.13%, 5/01/20		220	225,500
NOVA Chemicals Corp.:
6.50%, 1/15/12		35	35,000
3.65%, 11/15/13 (b)		85	77,988

			338,488

Commercial Banks—5.0%
Corporacion Andina de Fomento,
6.88%, 3/15/12		220	237,625
Dexia Credit Local SA (a):
2.00%, 3/05/13		280	279,845
2.75%, 4/29/14		2,235	2,238,931
Eksportfinans ASA:
1.88%, 4/02/13		745	751,102
3.00%, 11/17/14		395	406,776
5.50%, 5/25/16		300	340,962

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Commercial Banks (concluded)
HSBC Bank Plc, 3.50%, 6/28/15 (a)	USD	220	$222,116

			4,477,357

Computers & Peripherals—0.2%
Seagate Technology International,
10.00%, 5/01/14 (a)		175	199,500

Consumer Finance—0.2%
SLM Corp., 5.40%, 10/25/11		180	178,935

Containers & Packaging—0.5%
Ball Corp.:
7.13%, 9/01/16		70	73,237
7.38%, 9/01/19		70	72,800
Crown Americas LLC, 7.63%, 5/15/17 (a)		48	49,680
Owens-Brockway Glass Container, Inc.,
7.38%, 5/15/16		220	229,350

			425,067

Diversified Financial Services—2.8%
Bank of America Corp.:
4.88%, 9/15/12		195	202,958
5.63%, 7/01/20		330	332,621
Citigroup, Inc., 6.00%, 12/13/13		330	346,207
FCE Bank Plc:
7.88%, 2/15/11	GBP	150	225,796
7.13%, 1/15/13	EUR	50	61,448
GMAC, Inc., 8.00%, 3/15/20 (a)	USD	210	205,275
General Electric Capital Corp.,
5.50%, 1/08/20		275	290,608
JPMorgan Chase & Co., 0.90%,
2/26/13 (b)		150	149,995
JPMorgan Chase Bank NA, 6.00%,
7/05/17		450	487,152
Reynolds Group DL Escrow, Inc.,
7.75%, 10/15/16 (a)		200	195,500

			2,497,560

Diversified Telecommunication Services—2.3%
AT&T, Inc., 6.50%, 9/01/37		475	526,846
GTE Corp., 6.84%, 4/15/18		270	305,309
New Communications Holdings, Inc.,
8.25%, 4/15/17 (a)		200	200,750
Qwest Communications International, Inc.:
7.50%, 2/15/14		30	30,075
Series B, 7.50%, 2/15/14		15	15,038
Qwest Corp.:
8.88%, 3/15/12		30	32,175
8.38%, 5/01/16		125	136,562
Telefonica Emisiones SAU, 4.95%,
1/15/15		275	288,078
Verizon Communications, Inc., 8.75%,
11/01/18		400	519,989

			2,054,822

Electric Utilities—0.4%
Florida Power & Light Co., 5.95%,
2/01/38		225	257,006
Florida Power Corp., 6.40%, 6/15/38		75	89,637

			346,643

Food Products—0.6%
Kraft Foods, Inc.:
6.50%, 8/11/17		130	150,997
5.38%, 2/10/20		305	326,823
6.50%, 2/09/40		75	83,875

			561,695

Health Care Equipment & Supplies—0.3%
CareFusion Corp., 6.38%, 8/01/19		150	171,350
Covidien International Finance SA,
2.80%, 6/15/15		60	60,594

			231,944

Health Care Providers & Services—0.8%
HCA, Inc.:
8.50%, 4/15/19		220	233,200
7.25%, 9/15/20		225	226,125
Tenet Healthcare Corp. (a):
9.00%, 5/01/15		70	74,025
8.88%, 7/01/19		140	148,400

			681,750

Household Durables—0.5%
Centex Corp., 5.13%, 10/01/13		344	344,860
Pulte Homes, Inc., 5.20%, 2/15/15		95	89,300

			434,160

IT Services—0.4%
Sabre Holdings Corp., 8.35%, 3/15/16		360	343,800

Insurance—2.3%
Hartford Life Global Funding Trusts,
0.72%, 6/16/14 (b)		550	517,241
Lincoln National Corp., 7.00%, 6/15/40		70	73,727
Metropolitan Life Global Funding I (a):
2.88%, 9/17/12		150	153,564
2.50%, 1/11/13		690	697,824
5.13%, 4/10/13		425	459,668
Teachers Insurance & Annuity Association
of America, 6.85%, 12/16/39 (a)		135	157,241

			2,059,265

Machinery—0.1%
Navistar International Corp., 3.00%,
10/15/14 (e)		50	58,625

Media—3.7%
Clear Channel Worldwide Holdings, Inc. (a):
Series A, 9.25%, 12/15/17		53	52,735
Series B, 9.25%, 12/15/17		213	214,065
Comcast Cable Communications
Holdings, Inc.:
8.38%, 3/15/13		600	694,781
9.46%, 11/15/22		75	103,459
Comcast Corp.:
6.45%, 3/15/37		95	102,724
6.40%, 3/01/40		75	80,724
Cox Communications, Inc.:
7.13%, 10/01/12		135	150,000
8.38%, 3/01/39 (a)		200	271,866
DISH DBS Corp., 7.75%, 5/31/15		230	236,900
Discovery Communications LLC,
3.70%, 6/01/15		120	123,029
NBC Universal, Inc., 5.15%,
4/30/20 (a)		175	182,523
News America, Inc.:
6.40%, 12/15/35		200	217,668
6.75%, 1/09/38		120	131,795
Time Warner Cable, Inc., 6.20%,
7/01/13		225	251,649
Time Warner Cos., Inc., 9.13%,
1/15/13		405	471,361
Time Warner Entertainment Co. LP,
8.38%, 3/15/23		75	96,158

			3,381,437

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Metals & Mining—0.4%
AngloGold Ashanti Holdings Plc,
5.38%, 4/15/20	USD	70	$71,068
Teck Resources Ltd., 10.75%, 5/15/19		210	257,313

			328,381

Multi-Utilities—0.1%
Xcel Energy, Inc., 6.50%, 7/01/36		90	103,825

Multiline Retail—0.2%
Dollar General Corp., 11.88%, 7/15/17 (f)		185	210,438

Oil, Gas & Consumable Fuels—3.7%
BP Capital Markets Plc, 3.13%, 3/10/12		400	369,809
Canadian Natural Resources, Ltd.:
6.50%, 2/15/37		30	33,513
6.25%, 3/15/38		125	136,652
Cenovus Energy, Inc., 6.75%, 11/15/39		140	160,735
Consol Energy, Inc. (a):
8.00%, 4/01/17		114	117,705
8.25%, 4/01/20		86	89,655
Enterprise Products Operating LLC,
6.13%, 10/15/39		100	99,786
Kinder Morgan Energy Partners LP,
5.30%, 9/15/20		130	134,451
MidAmerican Energy Holdings Co.,
5.95%, 5/15/37		250	267,725
Motiva Enterprises LLC,
5.20%, 9/15/12 (a)		135	144,641
Nexen, Inc., 6.40%, 5/15/37		200	208,563
Petrobras International Finance Co.:
5.88%, 3/01/18		20	20,584
5.75%, 1/20/20		460	463,242
Rockies Express Pipeline LLC,
3.90%, 4/15/15 (a)		180	173,963
Shell International Finance BV,
4.00%, 3/21/14		424	448,462
Tennessee Gas Pipeline Co.,
7.00%, 10/15/28		35	36,990
Valero Energy Corp., 6.63%, 6/15/37		200	194,729
XTO Energy, Inc., 6.75%, 8/01/37		175	225,444

			3,326,649

Paper & Forest Products—0.3%
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		167	178,064
International Paper Co.,
7.30%, 11/15/39		95	104,759

			282,823

Pharmaceuticals—0.5%
Eli Lilly & Co., 3.55%, 3/06/12		190	198,131
Teva Pharmaceutical Finance LLC,
3.00%, 6/15/15		120	122,351
Wyeth, 6.00%, 2/15/36		90	101,086

			421,568

Road & Rail—0.3%
Burlington Northern Santa Fe LLC,
5.75%, 5/01/40		240	253,845

Thrifts & Mortgage Finance—0.4%
Achmea Hypotheekbank NV,
3.20%, 11/03/14 (a)		350	361,605

Tobacco—0.3%
Philip Morris International, Inc.,
4.50%, 3/26/20		290	294,552

Wireless Telecommunication Services—2.2%
CellCo.Partnership, 3.75%, 5/20/11		875	896,200
Cricket Communications, Inc., 7.75%,
5/15/16		188	191,760
Crown Castle Towers LLC, 6.11%,
1/15/40 (a)		385	422,558
Vodafone Group Plc, 4.15%, 6/10/14		485	508,909

			2,019,427

Total Corporate Bonds—32.9%			29,620,000

Foreign Agency Obligations

Hellenic Republic Government
Bond, 4.60%, 9/20/40	EUR	40	24,539
Inter-American Development Bank,
2.25%, 7/15/15	USD	765	769,285
Japan Finance Corp., 2.00%, 6/24/11		235	237,038
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13		30	32,239
Series E, 5.25%, 7/02/12		105	113,352
Series E, 4.38%, 1/15/13		65	69,891
Series E, 4.00%, 2/02/15		60	64,554
Mexico Government International
Bond, 6.38%, 1/16/13		130	142,545
Province of Ontario Canada:
4.10%, 6/16/14		310	333,374
Series 1, 1.88%, 11/19/12		315	318,679
Russian Foreign Bond Eurobond,
7.50%, 3/31/30		340	383,733
United Mexican States, Series A,
5.13%, 1/15/20		150	156,000

Total Foreign Agency Obligations—2.9%			2,645,229

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations—7.2%
Arkle Master Issuer PLC, Series 2010-1A,
Class 2A, 1.53%, 5/17/60 (a)(b)		360	355,500
CitiMortgage Alternative Loan Trust,
Series 2007-A8, Class A1,
6.00%, 10/25/37		648	506,315
Countrywide Alternative Loan Trust,
Series 2006-OC10, Class 2A1,
0.44%, 11/25/36 (b)		35	34,574
Countrywide Home Loan Mortgage
Pass-Through Trust:
Series 2006-0A5, Class 2A1,
0.55%, 4/25/46 (b)		130	69,193
Series 2006-0A5, Class 3A1,
0.55%, 4/25/46 (b)		240	136,934
Series 2007-J3, Class A10,
6.00%, 7/25/37		518	403,849
Credit Suisse Mortgage Capital Certificates,
Series 2006-8, Class 3A1,
6.00%, 10/25/21		148	114,658
First Horizon Asset Securities, Inc.,
Series 2005-AR3, Class 3A1,
5.50%, 8/25/35 (b)		125	118,236
GSR Mortgage Loan Trust, Series
2005-AR4, Class 6A1, 5.25%,
7/25/35 (b)		786	708,335

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Impac Secured Assets CMN Owner Trust,
Series 2004-3 (b):
Class 1A4, 0.75%, 11/25/34	USD	60	$52,547
Class M1, 0.95%, 11/25/34		500	143,662
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2,
5.88%, 7/25/36		50	45,416
Series 2007-S1, Class 1A2,
5.50%, 3/25/22		50	47,488
Luminent Mortgage Trust, Series 2006-7,
Class 1A1, 0.53%, 12/25/36 (b)		506	284,965
Residential Accredit Loans, Inc.,
Series 2006-Q02, Class A1,
0.57%, 2/25/46 (b)		175	68,118
Station Place Securitization Trust,
Series 2009-1, Class A, 1.85%,
1/25/40 (a)(b)		430	430,000
Structured Adjustable Rate Mortgage
Loan Trust, Series 2007-3,
Class 2A1, 5.61%, 4/25/37 (b)		677	503,061
Structured Asset Securities Corp.,
Series 2005-GEL2, Class A,
0.63%, 4/25/35 (b)		36	31,836
Thornburg Mortgage Securities Trust,
Series 2006-5, Class A1,
0.47%, 10/25/46 (b)		474	462,603
WaMu Mortgage Pass-Through Certificates (b):
Series 2006-AR18, Class 1A1,
5.24%, 1/25/37		424	309,087
Series 2007-0A4, Class 1A,
1.21%, 5/25/47		161	93,844
Wells Fargo Mortgage-Backed
Securities Trust (b):
Series 2005-AR15, Class 2A1,
5.08%, 9/25/35		7	6,985
Series 2006-AR2, Class 2A5,
4.90%, 3/25/36		830	697,132
Series 2006-AR3, Class A4,
5.60%, 3/25/36		743	641,158
Series 2006-AR12, Class 2A1,
6.00%, 9/25/36		173	157,916

			6,423,412

Commercial Mortgage-Backed Securities—10.1%
Bank of America Commercial Mortgage, Inc.:
Series 2001-1, Class B,
6.67%, 4/15/36		840	851,831
Series 2003-2, Class A3,
4.87%, 3/11/41 (b)		755	795,372
Bear Stearns Commercial Mortgage Securities:
Series 1998-C1, Class A2,
6.44%, 6/16/30		3	3,497
Series 2006-PW11, Class A4,
5.62%, 3/11/39 (b)		825	876,557
CS First Boston Mortgage Securities
Corp., Series 2002-CP5, Class A1,
4.11%, 12/15/35		189	193,667
Citigroup Commercial Mortgage
Trust, Series 2006-C5, Class A4,
5.43%, 10/15/49		100	101,917
Commercial Mortgage Pass-Through
Certificates, Series 2004-LB3A,
Class A3, 5.09%, 7/10/37 (b)		325	332,748
First Union National Bank Commercial
Mortgage, Series 1999-C4, Class E,
8.01%, 12/15/31 (a)(b)		499	498,496
GMAC Commercial Mortgage Securities, Inc.:
Series 2000-C3, Class A2,
6.96%, 9/15/35		588	592,451
Series 2001-C1, Class B,
6.67%, 4/15/34 (b)		690	707,004
Series 2003-C3, Class A3,
4.65%, 4/10/40		645	654,637
Greenwich Capital Commercial Funding
Corp., Series 2004-GG1, Class A4,
4.76%, 6/10/36		658	664,659
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2001-CIB2,
Class A3, 6.43%, 4/15/35		723	745,709
RBSCF Trust, Series 2010-RR3,
Class WBTA, 6.10%, 4/16/17 (a)(b)		380	398,347
Wachovia Bank Commercial Mortgage
Trust (b):
Series 2005-C20, Class A6A,
5.11%, 7/15/42		680	706,223
Series 2005-C21, Class A3,
5.38%, 10/15/44		310	311,592
Series 2006-C26, Class A3,
6.01%, 6/15/45		645	686,352

			9,121,059

Total Non-Agency Mortgage-Backed Securities—17.3%			15,544,471

Preferred Securities

Capital Trusts

Capital Markets—0.3%
Credit Suisse Guernsey Ltd., 5.86% (b)(g)		180	158,850
Goldman Sachs Capital II, 5.79% (b)(g)		175	132,125
Lehman Brothers Holdings Capital
Trust VII, 5.86% (c)(d)(g)		55	5

			290,980

Commercial Banks—0.1%
Barclays Bank Plc, 7.43% (a)(b)(g)		125	111,250

Diversified Financial Services—0.4%
JPMorgan Chase & Co., 7.90% (b)(g)		370	381,370

Insurance—1.1%
Chubb Corp., 6.38%, 3/29/67 (b)		200	192,000
Lincoln National Corp., 7.00%, 5/17/66 (b)		130	108,225
MetLife, Inc., 6.40%, 12/15/66		250	220,000
Progressive Corp., 6.70%, 6/15/67 (b)		190	177,650
Reinsurance Group of America,
6.75%, 12/15/65 (b)		135	111,833
The Travelers Cos., Inc., 6.25%, 3/15/67 (b)		145	136,064

			945,772

Total Preferred Securities—1.9%			1,729,372

Taxable Municipal Bonds

The Board of Trustees of The Leland
Stanford Junior University,
4.25%, 5/01/16		140	152,165

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Taxable Municipal Bonds		Par (000)	Value

Chicago Metropolitan Water Reclamation
District-Greater Chicago Illinois, GO,
Build America Bonds, 5.72%, 12/01/38	USD	130	$141,606
City of Chicago Illinois, RB, Build
America Bonds, 6.40%, 1/01/40		50	54,180
Metropolitan Transportation Authority, RB,
Build America Bonds, 7.34%, 11/15/39		200	247,382
New York City Municipal Water Finance
Authority, RB, Build America Bonds,
5.72%, 6/15/42		100	103,813
New York State Dormitory Authority, RB,
Build America Bonds, 5.63%, 3/15/39		150	154,554
Port Authority of New York & New Jersey,
RB, Consolidated, 159th Series,
6.04%, 12/01/29		105	115,697
State of California, GO:
Build America Bonds,
7.30%, 10/01/39		285	299,854
Build America Bonds,
7.35%, 11/01/39		130	136,793
Build America Bonds, Various
Purpose, 7.50%, 4/01/34		90	96,030
Various Purpose, Series
3, 5.45%, 4/01/15		725	767,789

Total Taxable Municipal Bonds—2.5%			2,269,863

U.S. Government Sponsored Agency Securities

Agency Obligations—5.4%
Fannie Mae, 2.63%, 11/20/14		550	568,432
Federal Home Loan Bank of Chicago,
5.63%, 6/13/16		550	590,665
Federal Home Loan Banks,
5.38%, 5/15/19 (h)		1,230	1,418,130
Freddie Mac:
1.13%, 12/15/11 (h)		1,460	1,471,528
1.75%, 6/15/12 (i)		300	305,888
Tennessee Valley Authority,
5.25%, 9/15/39		450	497,471

			4,852,114

Collateralized Mortgage Obligations—0.7%
Fannie Mae Mortgage-Backed Securities,
Series 2004-25, Class PA,
5.50%, 10/25/30		113	115,291
Freddie Mac Mortgage-Backed Securities:
Series 3020, Class MA,
5.50%, 4/15/27		167	169,694
Series 3067, Class PG,
5.50%, 6/15/25		63	63,027
Series 3068, Class VA,
5.50%, 10/15/16		267	279,575

			627,587

Federal Deposit Insurance Corporation Guaranteed—2.0%
Citigroup Funding, Inc.:
2.13%, 7/12/12		375	384,721
1.88%, 10/22/12		700	714,715
General Electric Capital Corp.:
2.00%, 9/28/12		450	460,744
2.13%, 12/21/12		195	200,477

			1,760,657

Interest Only Collateralized Mortgage Obligations—1.3%
Ginnie Mae Mortgage-Backed Securities (b):
Series 2006-69, Class SA,
6.46%, 12/20/36		279	32,409
Series 2007-9, Class BI,
6.35%, 3/20/37		654	75,230
Series 2007-27, Class S,
6.16%, 5/20/37		478	47,706
Series 2007-36, Class SA,
6.13%, 6/20/37		336	38,001
Series 2009-16, Class SL,
7.10%, 1/20/37		804	108,475
Series 2009-33, Class SK,
6.14%, 5/20/39		1,393	139,056
Series 2009-47, Class KS,
5.82%, 6/16/39		1,843	184,157
Series 2009-61, Class ES,
6.51%, 3/20/39		1,594	159,228
Series 2009-106, Class CM,
6.26%, 1/16/34		1,628	195,089
Series 2009-106, Class SL,
5.76%, 4/20/36		1,078	118,438
Series 2009-110, Class CS,
6.04%, 11/16/39		699	76,562

			1,174,351

Mortgage-Backed Securities—78.9%
Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/25 - 8/15/40 (j)		3,601	3,685,873
4.50%, 3/01/39 - 7/15/40 (j)		17,592	18,241,610
4.83%, 8/01/38 (b)		525	557,499
5.00%, 8/15/25 - 8/15/40 (j)		10,719	11,359,747
5.50%, 7/15/25 - 7/15/40 (j)		8,515	9,159,939
6.00%, 2/01/17 - 7/15/40 (j)		12,660	13,761,367
6.50%, 8/15/40 (j)		1,200	1,310,813
7.00%, 02/01/16		39	42,115
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/25 - 6/01/25		4,225	4,392,888
4.50%, 4/01/40 - 7/15/40 (j)		2,880	2,986,983
5.00%, 7/15/40 (j)		200	211,531
5.02%, 4/01/38 (b)		434	462,707
5.50%, 1/01/40 - 7/15/40 (j)		1,523	1,634,772
6.00%, 6/01/35 - 5/15/40 (j)		1,459	1,583,981
Ginnie Mae Mortgage-Backed Securities:
5.00%, 8/15/40 (j)		1,000	1,059,683
5.50%, 5/20/36		43	46,130
6.50%, 7/15/40 (j)		500	548,516

			71,046,154

Total U.S. Government Sponsored Agency Securities—88.3%			79,460,863

U.S. Treasury Obligations

U.S. Treasury Bonds:
8.13%, 8/15/21		210	307,190
8.00%, 11/15/21		450	654,469
U.S. Treasury Notes:
0.88%, 2/29/12 (h)		6,825	6,861,514
1.00%, 4/30/12 (h)		410	413,075
2.00%, 5/31/15 (h)		3,086	3,139,048
1.88%, 6/30/15 (h)		2,015	2,022,713
3.50%, 5/15/20 (h)		3,235	3,385,622
8.75%, 5/15/20 (i)		555	829,465
8.13%, 5/15/21 (h)		925	1,348,766

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

U.S. Treasury Obligations		Par (000)		Value

U.S. Treasury Notes (concluded):
3.50%, 2/15/39	USD	1,190		$1,105,398
4.25%, 5/15/39		440		465,231
4.25%, 5/15/40 (h)		1,455		1,573,219

Total U.S. Treasury Obligations—24.6%				22,105,710

Total Long-Term Investments
(Cost—$159,226,367)—177.5%				159,799,997

Options Purchased		Contracts

Exchange-Traded Put Options Purchased— 0.0%
Eurodollar 1-Year Mid-Curve Future,
Strike Price USD 97.25,
Expires 9/10/10		36		225

Over-the-Counter Call Swaptions Purchased—1.3%
Receive a fixed rate of 1.15% and
pay a floating rate based on
3-month LIBOR, Expires 9/03/10,
Broker Deutsche Bank AG		6	(k)	24,793
Receive a fixed rate of 3.90% and
pay a floating rate based on
3-month LIBOR, Expires 11/16/10,
Broker Goldman Sachs Bank USA		1	(k)	102,258
Receive a fixed rate of 4.22% and
pay a floating rate based on
3-month LIBOR, Expires 4/29/11,
Broker Credit Suisse International		3	(k)	254,973
Receive a fixed rate of 3.65% and
pay a floating rate based on
3-month LIBOR, Expires 5/05/11,
Broker Credit Suisse International		2	(k)	112,783
Receive a fixed rate of 3.86% and
pay a floating rate based on
3-month LIBOR, Expires 5/19/11,
Broker JPMorgan Chase Bank NA		4	(k)	249,305
Receive a fixed rate of 4.39% and
pay a floating rate based on
3-month LIBOR, Expires 5/08/12,
Broker Citibank NA		—	(k)(l)	50,404
Receive a fixed rate of 5.71% and
pay a floating rate based on
3-month LIBOR, Expires 5/19/12,
Broker Deutsche Bank AG		1	(k)	327,814

				1,122,330

Over-the-Counter Put Swaptions Purchased—0.2%
Pay a fixed rate of 1.92% and receive a
floating rate based on 3-month LIBOR,
Expires 9/02/10, Broker Morgan
Stanley Capital Services, Inc.		6	(k)	88
Pay a fixed rate of 1.95% and
receive a floating rate based on
3-month LIBOR, Expires 9/18/10,
Broker Citibank NA		6	(k)	8,704
Pay a fixed rate of 3.90% and
receive a floating rate based on
3-month LIBOR, Expires 11/16/10,
Broker Goldman Sachs Bank USA		1	(k)	6,339
Pay a fixed rate of 4.22% and
receive a floating rate based on
3-month LIBOR, Expires 4/29/11,
Broker Credit Suisse International		3	(k)	30,333
Pay a fixed rate of 4.02% and
receive a floating rate based on
3-month LIBOR, Expires 5/05/11,
Broker Credit Suisse International		2	(k)	31,986
Pay a fixed rate of 3.86% and
receive a floating rate based on
3-month LIBOR, Expires 5/19/11,
Broker JPMorgan Chase Bank NA		4	(k)	76,543
Pay a fixed rate of 4.39% and
receive a floating rate based on
3-month LIBOR, Expires 5/08/12,
Broker Citibank NA		—	(k)(l)	16,797
Pay a fixed rate of 5.71% and
receive a floating rate based on
3-month LIBOR, Expires 5/19/12,
Broker Deutsche Bank AG		1	(k)	17,645

				188,435

Total Options Purchased
(Cost—$1,158,572)—1.5%				1,310,990

Total Investments Before TBA Sale
Commitments and Outstanding Options Written
(Cost—$160,384,939*)—179.0%				161,110,987

TBA Sale Commitments (j)		Par (000)

Fannie Mae Mortgage-Backed Securities:
4.50%, 3/01/39—7/15/40	USD	17,500		(18,136,588)
5.00%, 8/15/25—8/15/40		5,600		(5,924,626)
5.50%, 7/15/25—7/15/40		1,500		(1,610,157)
6.00%, 2/01/17—7/15/40		9,100		(9,869,232)
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/25—6/01/25		4,300		(4,463,267)
4.50%, 4/01/40—7/15/40		2,800		(2,899,750)
5.50%, 1/01/40—7/15/40		1,400		(1,502,157)
6.00%, 6/01/35—5/15/40		1,300		(1,410,906)

Total TBA Sale Commitments
(Proceeds—$45,384,750)—(50.9)%				(45,816,683)

Options Written		Contracts

Exchange-Traded Call Options Written—(0.0)%
10-Year U.S. Treasury Bond Future,
Strike Price USD 119.50,
Expires 8/27/10		15		(5,860)

Exchange-Traded Put Options Written—(0.1)%
10-Year U.S. Treasury Bond Future,
Strike Price USD 122.50,
Expires 8/27/10		15		(20,859)

Over-the-Counter Call Options—(0.0)%
Euro-Schatz, Strike Price USD 109.50,
Expires 8/31/10, Broker Citibank NA		32		(8,819)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts (k)		Value

Over-the-Counter Call Swaptions Written—(3.1)%
Pay a fixed rate of 4.12% and receive a
floating rate based on 3-month LIBOR,
Expires 8/21/10, Broker Goldman
Sachs Bank USA	—	(l)	$(73,578)
Pay a fixed rate of 5.56% and receive a
floating rate based on 3-month LIBOR,
Expires 10/16/10, Broker UBS AG	7		(1,510,624)
Pay a fixed rate of 5.40% and receive a
floating rate based on 3-month LIBOR,
Expires 12/18/10, Broker UBS AG	1		(287,901)
Pay a fixed rate of 4.06% and receive a
floating rate based on 3-month LIBOR,
Expires 5/12/11, Broker Royal Bank of
Scotland Plc	1		(126,092)
Pay a fixed rate of 4.06% and receive a
floating rate based on 3-month LIBOR,
Expires 5/13/11, Broker BNP Paribas SA	—	(l)	(66,581)
Pay a fixed rate of 4.14% and receive a
floating rate based on 3-month LIBOR,
Expires 6/15/12, Broker Deutsche
Bank AG	—	(l)	(62,389)
Pay a fixed rate of 4.05% and receive a
floating rate based on 3-month LIBOR,
Expires 6/18/12, Broker Deutsche
Bank AG	—	(l)	(58,257)
Pay a fixed rate of 4.92% and receive a
floating rate based on 3-month LIBOR,
Expires 3/05/13, Broker Deutsche
Bank AG	3		(320,244)
Pay a fixed rate of 4.32% and receive a
floating rate based on 3-month LIBOR,
Expires 5/28/13, Broker Royal
Bank of Scotland Plc	1		(101,380)
Pay a fixed rate of 4.84% and receive a
floating rate based on 3-month LIBOR,
Expires 12/02/14, Broker JPMorgan
Chase Bank NA	—	(l)	(63,701)
Pay a fixed rate of 4.89% and receive a
floating rate based on 3-month LIBOR,
Expires 12/03/14, Broker Deutsche
Bank AG	—	(l)	(74,742)
Pay a fixed rate of 4.76% and receive a
floating rate based on 3-month LIBOR,
Expires 5/30/17, Broker JPMorgan
Chase Bank NA	—	(l)	(64,998)

			(2,810,487)

Over-the-Counter Put Swaptions Written—(0.4)%
Receive a fixed rate of 4.12% and pay a
floating rate based on 3-month LIBOR,
Expires 8/21/10, Broker Goldman
Sachs Bank USA	—	(l)	(123)
Receive a fixed rate of 5.56% and pay a
floating rate based on 3-month LIBOR,
Expires 10/16/10, Broker UBS AG	7		(71)
Receive a fixed rate of 2.1% and pay a
floating rate based on 3-month LIBOR,
Expires 12/02/10, Broker Citibank NA	3		(2,242)
Receive a fixed rate of 5.40% and pay a
floating rate based on 3-month LIBOR,
Expires 12/18/10, Broker UBS AG	1		(213)
Receive a fixed rate of 4.06% and pay a
floating rate based on 3-month LIBOR,
Expires 5/12/11, Broker Royal Bank of
Scotland Plc	1		(23,049)
Receive a fixed rate of 4.06% and pay a
floating rate based on 3-month LIBOR,
Expires 5/13/11, Broker BNP Paribas SA	—	(l)	(12,301)
Receive a fixed rate of 4.14% and pay a
floating rate based on 3-month LIBOR,
Expires 6/15/12, Broker Deutsche
Bank AG	—	(l)	(33,258)
Receive a fixed rate of 4.05% and pay a
floating rate based on 3-month LIBOR,
Expires 6/18/12, Broker Deutsche
Bank AG	—	(l)	(35,873)
Receive a fixed rate of 4.92% and pay a
floating rate based on 3-month LIBOR,
Expires 3/05/13, Broker Deutsche
Bank AG		3	(87,249)
Receive a fixed rate of 4.32% and pay a
floating rate based on 3-month LIBOR,
Expires 5/28/13, Broker Royal Bank of
Scotland Plc		1	(67,256)
Receive a fixed rate of 4.84% and pay a
floating rate based on 3-month LIBOR,
Expires 12/02/14, Broker JPMorgan
Chase Bank NA	—	(l)	(33,718)
Receive a fixed rate of 4.89% and pay a
floating rate based on 3-month LIBOR,
Expires 12/03/14, Broker Deutsche
Bank AG	—	(l)	(37,512)
Receive a fixed rate of 4.76% and pay a
floating rate based on 3-month LIBOR,
Expires 5/30/17, Broker JPMorgan
Chase Bank NA	—	(l)	(47,521)

			(380,386)

Total Options Written
(Premiums Received—$2,064,384)—(3.6)%			(3,226,411)

Total Investments, Net of TBA Sale Commitments
and Outstanding Options Written—124.5%			112,067,893
Liabilities in Excess of Other Assets—(24.5)%			(22,065,512)

Net Assets—100.0%			$90,002,381

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$163,666,539

Gross unrealized appreciation	$4,554,291
Gross unrealized depreciation	(3,792,827)

Net unrealized appreciation	$761,464

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	Convertible security.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)

(i)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(j)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

BNP Paribas	$5,185,470	$86,274
Bank of America NA	$(1,761,202)	$(48,488)
Barclays Capital, Inc.	$1,410,906	$23,546
Citigroup Global Markets, Inc.	$341,234	$4,484
Credit Suisse Securities LLC	$(3,366,899)	$(37,314)
Deutsche Bank Securities, Inc.	$(1,196,797)	$(4,797)
Goldman Sachs & Co.	$4,207,439	$(34,116)
Greenwich Capital Markets	$(1,243,687)	$(11,062)
Greenwich Financial Services	$(2,383,734)	$(12,382)
Morgan Stanley Capital Services, Inc.	$(1,065,796)	$(12,019)
Nomura Securities International, Inc.	$281,346	$23,541
UBS Securities	$123,642	$(41,585)
Wells Fargo Bank, NA	$638,625	$(1,125)

(k)	One contract represents a notional amount of $1 million.

(l)	Notional amount is less than $1 million.

•	Financial futures contracts purchased as of June 30, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation

31	30-Year U.S. Treasury Bond	September 2010	$3,855,873	$96,627

•      Financial futures contracts sold as of June 30, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation

13	2-Year U.S. Treasury Bond	September 2010	$2,837,937	$(6,829)
101	5-Year U.S. Treasury Bond	September 2010	$11,803,337	(150,171)
51	10-Year U.S. Treasury Bond	September 2010	$6,245,477	(4,414)
17	30-Year U.S. Ultra Treasury Bond	September 2010	$2,199,604	(109,209)
2	Euro Dollar Futures	September 2010	$496,394	(331)
1	Euro Dollar Futures	December 2010	$248,059	(16)
7	Euro Dollar Futures	March 2011	$1,731,691	(3,609)
7	Euro Dollar Futures	June 2011	$1,726,641	(6,909)
8	Euro Dollar Futures	September 2011	$1,968,013	(10,287)
15	Euro Dollar Futures	December 2011	$3,698,779	(2,846)
5	Euro Dollar Futures	March 2012	$1,222,650	(8,725)
1	Euro Dollar Futures	June 2012	$244,551	(1,149)
2	Euro Dollar Futures	September 2012	$486,127	(4,123)
1	Euro Dollar Futures	December 2012	$243,239	(1,286)
2	Euro Dollar Futures	March 2013	$483,735	(4,290)

Total				$(314,194)

•      Foreign currency exchange contracts as of June 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation

USD	96,636	EUR	77,000	BNP Paribas	7/14/10	$2,470
USD	225,893	GBP	146,000	Royal Bank of
				Scotland Plc	7/28/10	7,758

Total						$10,228

•      Interest rate swaps outstanding as of June 30, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

1.12%(a)	3-month LIBOR	BNP Paribas SA	January 2012	$6,900	$(30,201)
1.14%(b)	3-month LIBOR	BNP Paribas SA	February 2012	$3,500	15,870
1.13%(b)	3-month LIBOR	Goldman Sachs Bank USA	February 2012	$1,900	8,390
1.10%(b)	3-month LIBOR	Goldman Sachs Bank USA	March 2012	$4,600	15,698
1.24%(a)	3-month LIBOR	JPMorgan Chase Bank NA	April 2012	$6,500	(37,726)
1.21%(b)	3-month LIBOR	Citibank NA	May 2012	$7,500	39,062
1.21%(a)	3-month LIBOR	Goldman Sachs Bank USA	May 2012	$1,500	(7,947)
1.29%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2012	$1,800	(11,564)
4.67%(b)	3-month LIBOR	Deutsche Bank AG	October 2012	$3,300	270,416
5.02%(b)	3-month LIBOR	Deutsche Bank AG	October 2012	$3,200	285,420
4.87%(b)	3-month LIBOR	UBS AG	October 2012	$2,900	249,184
1.74%(a)	3-month LIBOR	UBS AG	January 2013	$5,000	(71,250)
1.72%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2013	$2,300	26,492
3.05%(a)	3-month LIBOR	Credit Suisse International	August 2014	$1,400	(71,966)
2.79%(a)	3-month LIBOR	JPMorgan Chase Bank NA	November 2014	$560	(21,945)
2.61%(b)	3-month LIBOR	Citibank NA	December 2014	$2,000	61,998
2.69%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2015	$2,200	72,961
2.75%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2015	$1,500	(52,887)
2.68%(b)	3-month LIBOR	BNP Paribas SA	April 2015	$2,200	69,229
2.65%(a)	3-month LIBOR	JPMorgan Chase Bank NA	April 2015	$600	(18,058)
2.72%(a)	3-month LIBOR	JPMorgan Chase Bank NA	April 2015	$1,700	(57,115)
2.73%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2015	$1,700	(58,145)
2.49%(a)	3-month LIBOR	Credit Suisse International	May 2015	$1,500	(33,733)
2.62%(a)	3-month LIBOR	Credit Suisse International	May 2015	$1,700	(48,572)
2.23%(b)	3-month LIBOR	Deutsche Bank AG	May 2015	$5,600	52,228
2.46%(b)	3-month LIBOR	Deutsche Bank AG	May 2015	$600	12,380
2.38%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2015	$4,100	(69,339)
2.66%(a)	3-month LIBOR	Royal Bank of Scotland Plc	May 2015	$2,100	(63,504)
2.38%(b)	3-month LIBOR	BNP Paribas SA	June 2015	$3,000	47,707
2.36%(a)	3-month LIBOR	Citibank NA	June 2015	$1,300	(19,950)
2.09%(b)	3-month LIBOR	Credit Suisse International	June 2015	$1,100	1,879

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

2.23%(a)	3-month LIBOR	Deutsche Bank AG	June 2015	$7,400	$(61,210)
2.34%(b)	3-month LIBOR	Deutsche Bank AG	June 2015	$6,100	84,655
2.39%(b)	3-month LIBOR	Deutsche Bank AG	June 2015	$3,800	61,911
2.22%(a)	3-month LIBOR	Goldman Sachs Bank USA	June 2015	$1,800	(14,509)
2.81%(b)	3-month LIBOR	Citibank NA	February 2016	$1,000	30,653
3.68%(b)	3-month LIBOR	Deutsche Bank AG	August 2019	$2,100	133,050
3.47%(b)	3-month LIBOR	Royal Bank of Scotland Plc	September 2019	$2,000	89,864
3.73%(a)	3-month LIBOR	Citibank NA	October 2019	$600	(39,755)
3.50%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	November 2019	$300	(14,041)
3.66%(a)	3-month LIBOR	Credit Suisse International	December 2019	$800	(47,714)
3.70%(b)	3-month LIBOR	Credit Suisse International	December 2019	$2,000	125,613
3.40%(a)	3-month LIBOR	Deutsche Bank AG	December 2019	$1,800	(68,691)
3.50%(b)	3-month LIBOR	Deutsche Bank AG	December 2019	$400	18,497
3.89%(b)	3-month LIBOR	BNP Paribas SA	January 2020	$800	62,857
3.93%(b)	3-month LIBOR	BNP Paribas SA	January 2020	$1,100	90,644
3.18%(b)	3-month LIBOR	Citibank NA	January 2020	$2,000	124,149
3.89%(b)	3-month LIBOR	Credit Suisse International	January 2020	$1,300	102,379
3.75%(b)	3-month LIBOR	Citibank NA	February 2020	$1,100	73,155
3.78%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2020	$900	(62,605)
3.75%(b)	3-month LIBOR	Royal Bank of Scotland Plc	February 2020	$1,700	112,820
3.68%(b)	3-month LIBOR	UBS AG	February 2020	$2,000	120,755
3.68%(b)	3-month LIBOR	BNP Paribas SA	March 2020	$1,400	84,784
3.77%(b)	3-month LIBOR	Citibank NA	March 2020	$1,200	81,052
3.86%(a)	3-month LIBOR	Citibank NA	March 2020	$1,500	(62,814)
3.68%(a)	3-month LIBOR	Deutsche Bank AG	March 2020	$500	(30,143)
3.75%(a)	3-month LIBOR	Deutsche Bank AG	March 2020	$600	(39,361)
3.83%(a)	3-month LIBOR	JPMorgan Chase Bank NA	March 2020	$500	(36,332)
3.70%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	$1,200	(73,885)
3.71%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	$500	(31,358)
3.64%(a)	3-month LIBOR	Royal Bank of Scotland Plc	March 2020	$1,800	(101,885)
3.96%(a)	3-month LIBOR	BNP Paribas SA	April 2020	$900	(75,669)
3.80%(b)	3-month LIBOR	Citibank NA	April 2020	$2,400	167,468
3.85%(a)	3-month LIBOR	Citibank NA	April 2020	$4,800	(194,362)
3.95%(a)	3-month LIBOR	Citibank NA	April 2020	$200	(16,649)
4.05%(a)	3-month LIBOR	Credit Suisse International	April 2020	$900	(82,599)
3.77%(b)	3-month LIBOR	Deutsche Bank AG	April 2020	$700	47,140
3.80%(b)	3-month LIBOR	Deutsche Bank AG	April 2020	$1,200	83,973
3.95%(a)	3-month LIBOR	JPMorgan Chase Bank NA	April 2020	$900	(75,254)
3.92%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2020	$500	40,320
4.00%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2020	$900	(78,702)
3.81%(a)	3-month LIBOR	UBS AG	April 2020	$700	(49,635)
3.39%(a)	3-month LIBOR	Deutsche Bank AG	May 2020	$2,300	(78,833)
3.45%(b)	3-month LIBOR	Deutsche Bank AG	May 2020	$100	3,900
2.52%(c)	3-month LIBOR	Deutsche Bank AG	May 2020	$1,100	12,461
3.64%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$600	33,802
3.73%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$2,500	158,823
3.46%(a)	3-month LIBOR	Royal Bank of Scotland Plc	May 2020	$200	(7,926)
3.39%(b)	3-month LIBOR	Credit Suisse International	June 2020	$1,000	(9,862)
3.31%(b)	3-month LIBOR	Goldman Sachs Bank USA	June 2020	$500	13,286
3.39%(b)	3-month LIBOR	Goldman Sachs Bank USA	June 2020	$200	6,724
3.26%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$200	4,266
3.34%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$1,200	34,881
3.36%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$300	(9,230)
3.43%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$200	7,415
3.37%(a)	3-month LIBOR	Royal Bank of Scotland Plc	June 2020	$700	(22,159)
3.39%(a)	3-month LIBOR	Royal Bank of Scotland Plc	June 2020	$300	33,236
3.05%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2020	$600	1,764

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

3.06%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2020	$200	$696
3.02%(b)	3-month LIBOR	Royal Bank of Scotland Plc	July 2020	$400	67
4.44%(a)	3-month LIBOR	Royal Bank of Scotland Plc	January 2040	$500	(66,752)
4.52%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2040	$400	59,414
4.48%(b)	3-month LIBOR	Citibank NA	April 2040	$200	28,439

Total					$1,237,990

(a)	Pays fixed interest rate and receives floating rate.

(b)	Pays floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues—buy protection outstanding as of June 30, 2010 were as follows:

Issuer	Pay Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Radio Shack Corp.	1.16%	UBS AG	December 2010	$295	$354
Computer Sciences Corp.	0.88%	Morgan Stanley Capital Services, Inc.	June 2011	$290	(1,728)
Wendy’s International Inc.	2.90%	JPMorgan Chase Bank NA	December 2011	$190	(3,811)
NOVA Chemicals Corp.	5.00%	Citibank NA	March 2012	$15	(137)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	$130	(15,253)
Macy’s, Inc.	8.00%	Morgan Stanley Capital Services, Inc.	June 2012	$45	(5,717)
NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank NA	June 2012	$20	(29)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	September 2013	$285	(1,016)
Centex Corp.	4.37%	Deutsche Bank AG	December 2013	$300	(17,376)
Centex Corp.	4.40%	JPMorgan Chase Bank NA	December 2013	$170	(30,362)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	$85	(1,037)
Seagate Technology Holdings	1.00%	Credit Suisse International	June 2014	$40	533
Seagate Technology Holdings	5.00%	Morgan Stanley Capital Services, Inc.	June 2014	$100	910
Macy’s, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2014	$45	(346)
Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank NA	March 2015	$95	(610)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank NA	March 2016	$360	(155,641)

Total					$(231,266)

•      Credit default swaps on traded indexes - sold protection outstanding as of June 30, 2010 were as follows:

Issuer	Received Rate	Counterparty	Expiration	Average Credit Rating[1]	Notional Amount (000)[2]	Unrealized Depreciation

Dow Jones CDX
North America High Yield	5.00%	Credit Suisse International	June 2015	B	$1,700	$(5,917)

[1]	Using Standard and Poor’s rating.
[2]	The maximum potential amount the Portfolio may pay should a negative event take place as defined under the terms of agreement.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)

•      Total return swaps outstanding as of June 30, 2010 were as follows:

Interest Receivable Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation

2.62%	Morgan Stanley Capital
	Services, Inc.	May 2020	$1,800	$36,763	(a)

(a)	Based on the change in the return of the Consumer Price Index for All Urban Consumers.

•      Reverse repurchase agreements outstanding as of June 30, 2010 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Credit Suisse
Securities (USA), Inc.	0.19%	3/11/10	TBD	$1,429,436	$1,428,592
Credit Suisse
Securities (USA), Inc.	0.29%	5/17/10	TBD	1,338,248	1,337,764
JPMorgan Chase
Bank NA	0.24%	5/25/10	TBD	1,836,859	1,836,406
Bank of America NA	0.17%	6/24/10	TBD	5,037,667	5,037,500
Barclays Capital, Inc.	0.05%	6/29/10	7/01/10	1,347,033	1,347,031
Barclays Capital, Inc.	(0.01)%	6/30/10	7/01/10	3,392,697	3,392,706
Barclays Capital, Inc.	(0.02)%	6/30/10	7/01/10	2,248,399	2,248,400
Barclays Capital, Inc.	(0.04)%	6/30/10	7/01/10	3,143,859	3,143,863
Barclays Capital, Inc.	0.05%	6/30/10	7/01/10	1,984,990	1,984,987
Barclays Capital, Inc.	0.07%	6/30/10	7/01/10	2,015,004	2,015,000

Total				$23,774,192	$23,772,249

•	Fair Value Measurements—Various inputs are used in determining the fair value of investment and derivatives, which are as follows:

	•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Portfolio’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$ 5,136,625	$1,287,864	$ 6,424,489
Corporate Bonds	—	29,620,000	—	29,620,000
Foreign Agency Obligations	—	2,645,229	—	2,645,229
Non-Agency Mortgage-Backed
Securities	—	14,360,624	1,183,847	15,544,471
Preferred Securities	—	1,729,372	—	1,729,372
Taxable Municipal Bonds	—	2,269,863	—	2,269,863
U.S. Government Sponsored
Agency Securities	—	79,460,863	—	79,460,863
U.S. Treasury Obligations		22,105,710	—	22,105,710
Liabilities:	—
Investments in Securities:
Long-Term Investments:
TBA Sale Commitments	—	(45,816,683)	—	(45,816,683)

Total	—	$111,511,603	$2,471,711	$113,983,314

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$1,797	—	$1,797
Foreign currency
exchange contracts	—	10,228	—	10,228
Interest rate contracts	$96,852	4,674,592	—	4,771,444
Other contracts	—	36,763	—	36,763
Liabilities:
Credit contracts	—	(238,980)	—	(238,980)
Interest rate contracts	(340,913)	(5,325,529)	—	(5,666,442)

Total	$(244,061)	$(841,129)	—	$(1,085,190)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (concluded)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Asset-Backed Securities	Non-Agency Mortgage- Backed Securities	Total

Assets:
Balance as of December 31, 2009	$364,712	$427,850	$792,562
Accrued discounts/premiums	(8)	4	(4)
Net realized gain (loss)	(28)	—	(28)
Net change in unrealized
appreciation/depreciation[2]	11,521	2,146	13,667
Purchases	—	—	—
Sales	(55,797)	—	(55,797)
Transfers in3	967,464	753,847	1,721,311
Transfers out[3]	—	—	—

Balance as of June 30, 2010	$1,287,864	$1,183,847	$2,471,711

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at June 30, 2010 was $13,667.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts

Liabilities:
Balance, as of December 31, 2009	$(32,347)
Accrued discounts/premiums	—
Net realized gain (loss)	(65,916)
Net change in unrealized appreciation/depreciation	32,347
Purchases	—
Sales	65,916
Transfers in3	—
Transfers out[3]	—

Balance, as of June 30, 2010	—

[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

[This page intentionally left blank]

BlackRock Series Fund, Inc.
Statements of Assets and Liabilities June 30, 2010 (Unaudited)

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio

Assets:
Investments at value—unaffiliated[2,3]	$628,825,131	$138,139,293	$279,841,482	$248,535,465	$48,100,933	$142,711,710	$246,479,842	$161,110,987
Investments at value—affiliated[4]	—	7,290,413	2,321,101	757,757	4,961,926	—	—	—
Cash	—	—	31,599	372	445	—	—	677,092
Foreign currency at value[5]	84,872	—	529,912	—	424	—	—	878
Unrealized appreciation on swaps	5,497,293	—	—	4,684,408	—	—	—	3,402,387
Unrealized appreciation on foreign currency exchange contracts	31,663	—	186,720	—	—	—	—	10,228
Investments sold receivable	150,070,257	—	759,455	82,631,125	204,963	8,032,051	—	68,321,302
TBA sale commitments receivable	90,047,637	—	—	135,789,836	—	—	—	45,384,750
Interest receivable	1,593,725	—	1,013,760	1,102,535	854,067	—	102,854	834,675
Swaps receivable	897,674	—	709	819,262	—	—	—	572,775
Options written receivable	173,044	—	—	—	—	—	—	19,482
Dividends receivable	123,210	77,369	367,317	—	3,361	108,722	—	—
Margin variation receivable	14,687	—	29,241	35,423	—	—	—	8,017
Securities lending income receivable—affiliated	3,091	719	214	—	—	466	—	—
Swap premiums paid	495,103	—	—	46,978	—	—	—	158,961
Capital shares sold receivable	—	—	—	23,963	—	—	973,776	23,886
Dividends receivable—affiliated	—	—	2,603	—	—	—	—	—
Principal paydown receivable	—	—	—	—	—	—	—	11,536
Receivable from custodian	—	—	—	—	—	—	3,205,994	—
Prepaid expenses	46,773	26,263	32,596	39,272	26,231	26,572	26,891	29,623
Other assets	603,187	—	—	282,220	—	—	—	42,800

Total assets	878,507,347	145,534,057	285,116,709	474,748,616	54,152,350	150,879,521	250,789,357	280,609,379

Liabilities:
TBA sale commitments at value[6]	90,816,936	—	—	136,985,620	—	—	—	45,816,683
Reverse repurchase agreements	37,979,462	—	—	16,240,069	—	—	—	23,772,249
Investments sold short at value[7]	—	—	22,019	—	—	—	—	—
Options written at value[8]	5,304,439	—	24,240	—	—	—	—	3,226,411
Structured options[9]	—	—	116,424	—	—	—	—	—
Borrowed bonds[10]	678,171	—	—	—	—	—	—	—
Collateral on securities loaned at value	—	6,354,200	1,560,000	—	—	—	—	—
Unrealized depreciation on swaps	5,322,964	—	19,414	5,478,643	—	—	—	2,364,817
Unrealized depreciation on foreign currency exchange contracts	—	—	138,924	—	—	—	—	—
Unrealized depreciation on unfunded loan commitments	—	—	—	—	4,189	—	—	—
Collateral on futures	—	—	—	530,000	—	—	—	—
Investments purchased payable	231,018,821	—	893,300	189,561,317	3,950,316	7,938,492	4,698,089	114,016,093
Treasury rolls payable	3,734,259	—	—	—	—	—	—	—
Bank overdraft	1,638,341	—	—	—	—	339,802	3,205,737	—
Swaps payable	719,922	—	—	806,099	—	—	—	424,314
Swap premiums received	1,101,323	—	—	863,899	—	—	—	396,802
Income dividends payable	—	—	—	371,635	284,552	—	—	368,919
Investment advisory fees payable	151,333	43,262	83,803	30,177	4,895	44,488	53,848	18,505
Capital shares redeemed payable	65,376	59,055	73,200	397,934	352,719	38,601	3,945	15,708
Deferred foreign capital gain tax payable	—	—	47,432	—	—	—	—	—
Other affiliates payable	3,583	1,562	2,217	1,709	1,067	1,604	2,045	1,238
Interest expense payable	3,159	—	—	15	—	—	—	1,943
Officer’s and Directors’ fees payable	746	306	389	495	243	312	361	265
Deferred income payable	—	—	—	—	3,782	—	—	—
Other accrued expenses payable	86,057	32,949	89,302	46,193	29,366	27,834	40,280	45,287
Other liabilities payable	—	—	—	37,175	—	—	—	137,764

Total liabilities	378,624,892	6,491,334	3,070,664	351,350,980	4,631,129	8,391,133	8,004,305	190,606,998

Net Assets	$499,882,455	$139,042,723	$282,046,045	$123,397,636	$49,521,221	$142,488,388	$242,785,052	$90,002,381

Net Assets Consist of:
Paid-in capital	$589,279,591	$248,801,091	$288,108,291	$120,307,310	$77,480,435	$194,624,726	$242,772,247	$96,638,276
Undistributed (distributions in excess of) net investment income	6,915,833	408,601	1,056,794	495,220	(29,985)	1,402,557	—	242,284
Accumulated net realized gain (loss)	(92,315,928)	(125,187,796)	(9,180,022)	(160,667)	(27,207,664)	(50,916,495)	12,805	(6,845,526)
Net unrealized appreciation/depreciation	(3,997,041)	15,020,827	2,060,982	2,755,773	(721,565)	(2,622,400)	—	(32,653)

Net Assets	$499,882,455	$139,042,723	$282,046,045	$123,397,636	$49,521,221	$142,488,388	$242,785,052	$90,002,381

Shares outstanding, $0.10 par value[11]	39,136,116	6,505,463	20,592,640	10,685,629	9,950,865	9,194,196	242,772,247	8,029,311

Net asset value, offering and redemption price per share	$12.77	$21.37	$13.70	$11.55	$4.98	$15.50	$1.00	$11.21

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost—unaffiliated	$631,371,608	$123,120,706	$277,915,547	$243,953,740	$48,818,295	$145,334,110	$246,479,842	$160,384,939

[3] Securities loaned	—	$6,226,771	$1,490,400	—	—	—	—	—

[4] Investments at cost—affiliated	—	$7,290,413	$2,297,520	$757,757	$4,961,926	—	—	—

[5] Foreign currency at cost	$85,069	—	$533,301	—	$437	—	—	$862

[6] Proceeds received TBA sale commitments	$90,047,637	—	—	$135,789,836	—	—	—	$45,384,750

[7] Proceeds received investments sold short	—	—	$20,665	—	—	—	—	—

[8] Premiums received	$4,719,381	—	$74,460	—	—	—	—	$2,064,384

[9] Premiums paid	—	—	$3,531	—	—	—	—	—

[10] Proceeds received borrowed bonds	657,821	—	—	—	—	—	—	—

[11] Authorized shares	300 million	100 million	100 million	100 million	100 million	100 million	2 billion	100 million

See Notes to Financial Statements.

72 & 73

BlackRock Series Fund, Inc.
Statements of Operations for the Six Months Ended June 30, 2010 (Unaudited)

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio

Investment Income:
Interest	$5,195,857	$—	$2,118,860	$2,937,446	$2,008,688	—	$377,408	$2,440,740
Dividends	2,627,440	737,470	2,222,521	—	13,577	$1,416,419	—	—
Foreign taxes withheld	—	(1,320)	(91,872)	—	—	—	—	—
Dividends—affiliated	2,844	506	4,598	3,639	794	51	—	—
Securities lending—affiliated	6,021	6,892	235	—	—	3,587	—	—
Facility and other fees	—	—	—	—	5,468	—	—	—

Total income	7,832,162	743,548	4,254,342	2,941,085	2,028,527	1,420,057	377,408	2,440,740

Expenses:
Investment advisory	948,470	271,565	519,176	212,026	83,574	287,368	437,839	156,500
Accounting services	100,484	29,533	63,923	24,434	11,285	31,428	54,413	19,417
Professional	38,231	22,833	32,356	25,502	22,913	21,285	26,103	21,578
Custodian	37,309	11,171	70,255	26,792	8,469	6,994	8,943	17,058
Pricing	27,155	665	18,410	5,847	16,701	538	826	24,288
Printing	19,126	5,609	11,075	3,891	1,730	6,033	9,628	3,130
Officer and Directors	15,221	10,260	12,298	8,807	8,685	10,351	11,347	8,993
Transfer agent	2,444	2,467	2,543	2,228	2,380	2,495	2,522	2,390
Stock loan fees	—	—	1,769	—	—	—	—	—
Registration	587	592	—	—	571	599	—	574
Miscellaneous	13,084	6,845	11,950	5,656	5,627	7,028	8,012	6,088

Total expenses excluding interest and dividend expense	1,202,111	361,540	743,755	315,183	161,935	374,119	559,633	260,016
Interest expense	299,338	—	—	79,600	—	—	—	85,485
Dividend expense	—	—	3,074	—	—	—	—	—

Total expenses	1,501,449	361,540	746,829	394,783	161,935	374,119	559,633	345,501
Less fees waived by advisor	(1,155)	(286)	(37)	(16,409)	(43,664)	(35)	(182,230)	(37,782)

Total expenses after fees waived	1,500,294	361,254	746,792	378,374	118,271	374,084	377,403	307,719

Net investment income	6,331,868	382,294	3,507,550	2,562,711	1,910,256	1,045,973	5	2,133,021

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	25,691,760	4,228,182	6,614,885 [2]	3,559,532	861,928	6,632,794	1,460	1,117,762
Foreign currency transactions	470,033	—	(92,021)	—	—	—	—	156,972
Financial futures contracts	(309,168)	—	(924,810)	(336,219)	—	—	—	(397,774)
Swaps	(475,159)	—	(615,737)	(243,396)	1,176	—	—	(253,783)
Short sales	—	—	(243,276)	—	—	—	—	—
Written and structured options	2,006,648	—	223,788	7,300	—	—	—	683,706
Borrowed bonds	(562,935)	—	—	(109,282)	—	—	—	(312,125)

	26,821,179	4,228,182	4,962,829	2,877,935	863,104	6,632,794	1,460	994,758

Net change in unrealized appreciation/depreciation on:
Investments	(48,004,270)	(16,488,051)	(21,629,421)[3]	3,575,448	(782,589)	(21,102,900)	—	3,361,833
Foreign currency transactions	(154,213)	(756)	171,813	—	(14)	—	—	(45,813)
Financial futures contracts	(1,131,692)	—	155,600	(349,658)	—	—	—	(696,018)
Swaps	1,589,529	—	(3,656)	(86,730)	—	—	—	1,096,111
Short sales	—	—	127,232	—	—	—	—	—
Written and structured options	(1,433,504)	—	(161,209)	—	—	—	—	(1,001,004)
Unfunded loan commitments	—	—	—	—	5,479	—	—	—
Borrowed bonds	(194,250)	—	—	(88,571)	—	—	—	(71,965)

	(49,328,400)	(16,488,807)	(21,339,641)	3,050,489	(777,124)	(21,102,900)	—	2,643,144

Total realized and unrealized gain (loss)	(22,507,221)	(12,260,625)	(16,376,812)	5,928,424	85,980	(14,470,106)	1,460	3,637,902

Net Increase (Decrease) in Net Assets Resulting from Operations	$(16,175,353)	$(11,878,331)	$(12,869,262)	$8,491,135	$1,996,236	$(13,424,133)	$1,465	$5,770,923

1 Consolidated Statement of Operations.
2 Includes $71,496 gain from affiliates.
3 Net of $47,432 deferred foreign capital gain tax.

See Notes to Financial Statements.

74 & 75

BlackRock Series Fund, Inc.
Statements of Changes in Net Assets

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

Operations:
Net investment income	$6,331,868	$14,602,119	$382,294	$986,312
Net realized gain	26,821,179	3,103,864	4,228,182	4,547
Net change in unrealized appreciation/depreciation	(49,328,400)	71,216,120	(16,488,807)	43,806,229

Net increase (decrease) in net assets resulting from operations	(16,175,353)	88,922,103	(11,878,331)	44,797,088

Dividends to Shareholders From:
Net investment income	—	(14,774,006)	—	(991,986)

Capital Share Transactions:
Net decrease in net assets derived from capital
share transactions	(33,909,990)	(48,878,725)	(7,711,728)	(13,125,175)

Net Assets:
Total increase (decrease) in net assets	(50,085,343)	25,269,372	(19,590,059)	30,679,927
Beginning of period	549,967,798	524,698,426	158,632,782	127,952,855

End of period	$499,882,455	$549,967,798	$139,042,723	$158,632,782

Undistributed net investment income	$6,915,833	$583,965	$408,601	$26,307

	BlackRock		BlackRock
	Global Allocation		Government Income
	Portfolio		Portfolio

	Six Months		Six Months
	Ended June 30,	Year Ended	Ended June 30,	Year Ended
	2010[1]	December 31,	2010	December 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2009[1]	(Unaudited)	2009

Operations:
Net investment income	$3,507,550	$6,961,356	$2,562,711	$5,276,994
Net realized gain (loss)	4,962,829	(12,397,611)	2,877,935	(3,026,449)
Net change in unrealized appreciation/depreciation	(21,339,641)	59,407,299	3,050,489	(4,645,998)

Net increase (decrease) in net assets resulting from operations	(12,869,262)	53,971,044	8,491,135	(2,395,453)

Dividends and Distributions to Shareholders From:
Net investment income	—	(5,675,855)	(2,659,388)	(6,338,931)
Net realized gain	—	—	—	(325,430)
Tax return of capital	—	(1,297,925)	—	—

Net decrease in net assets resulting from dividends and
distributions to shareholders	—	(6,973,780)	(2,659,388)	(6,664,361)

Capital Share Transactions:
Net decrease in net assets derived from capital
share transactions	(3,276,957)	(5,396,226)	(6,930,354)	(14,321,625)

Net Assets:
Total increase (decrease) in net assets	(16,146,219)	41,601,038	(1,098,607)	(23,381,439)
Beginning of period	298,192,264	256,591,226	124,496,243	147,877,682

End of period	$282,046,045	$298,192,264	$123,397,636	$124,496,243

Undistributed (distributions in excess of) net
investment income	$1,056,794	$(2,450,756)	$495,220	$591,897

1Consolidated Statements of Changes in Net Assets.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Statements of Changes in Net Assets (continued)

	BlackRock High Income Portfolio		BlackRock Large Cap Core Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

Operations:
Net investment income	$1,910,256	$4,015,763	$1,045,973	$2,356,591
Net realized gain (loss)	863,104	(2,201,250)	6,632,794	(17,618,353)
Net change in unrealized appreciation/depreciation	(777,124)	15,441,688	(21,102,900)	47,046,339

Net increase (decrease) in net assets resulting from operations	1,996,236	17,256,201	(13,424,133)	31,784,577

Dividends to Shareholders From:
Net investment income	(1,891,542)	(4,001,351)	—	(2,440,199)

Capital Share Transactions:
Net increase (decrease) in net assets derived from
capital share transactions	(686,899)	5,790,862	(11,653,480)	(20,864,675)

Net Assets:
Total increase (decrease) in net assets	(582,205)	19,045,712	(25,077,613)	8,479,703
Beginning of period	50,103,426	31,057,714	167,566,001	159,086,298

End of period	$49,521,221	$50,103,426	$142,488,388	$167,566,001

Undistributed (distributions in excess of) net investment income	$(29,985)	$(48,699)	$1,402,557	$356,584

	BlackRock Money Market Portfolio		BlackRock Total Return Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

Operations:
Net investment income	$5	$919,366	$2,133,021	$4,937,782
Net realized gain (loss)	1,460	13,170	994,758	(5,955,505)
Net change in unrealized appreciation/depreciation	—	—	2,643,144	13,332,780

Net increase in net assets resulting from operations	1,465	932,536	5,770,923	12,315,057

Dividends and Distributions to Shareholders From:
Net investment income	(5)	(941,891)	(2,288,083)	(5,179,334)
Net realized gain	—	(1,825)	—	—

Net decrease in net assets resulting from dividends and
distributions to shareholders	(5)	(943,716)	(2,288,083)	(5,179,334)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(20,800,435)	(49,193,218)	(5,035,832)	(21,688,607)

Net Assets:
Total decrease in net assets	(20,798,975)	(49,204,398)	(1,552,992)	(14,552,884)
Beginning of period	263,584,027	312,788,425	91,555,373	106,108,257

End of period	$242,785,052	$263,584,027	$90,002,381	$91,555,373

Undistributed net investment income	—	—	$242,284	$397,346

BlackRock Series Fund, Inc.
Statement of Cash Flows

BlackRock Total Return Portfolio

Six Months Ended June 30, 2010 (Unaudited)

Cash Provided by Operating Activities:

Net increase in net assets resulting from operations	$5,770,923
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	184,266
Increase in swaps receivable	(388,801)
Increase in other assets	(38,203)
Decrease in margin variation receivable	63,760
Decrease in investment advisory fees payable	(2,682)
Decrease in interest expense payable	(2,571)
Decrease in other affiliates payable	(78)
Increase in other accrued expenses payable	2,597
Increase in swaps payable	359,961
Increase in other liabilities	106,234
Increase in Officer's and Directors' fees payable	26
Net periodic and termination payments of swaps	246,122
Net realized and unrealized gain	(4,625,939)
Amortization of premium and discount on investments	183,373
Premiums received from options written	1,246,982
Proceeds from sales and paydowns of long-term investments	921,646,737
Purchases of long-term investments	(920,730,063)
Net proceeds from sales of short-term securities	2,528,429
Premiums paid on closing options written	(649,171)

Cash provided by operating activities	5,901,902

Cash Used for Financing Activities:
Proceeds from issuance of common stock	3,039,759
Cash payments on common stock	(10,438,535)
Cash receipts from borrowings	316,614,824
Cash payments from borrowings	(316,007,322)

Cash used for financing activities	(6,791,274)

Cash Impact from Foreign Exchange Fluctuations:
Cash impact from foreign exchange fluctuations	29

Cash:
Net decrease in cash	(889,343)
Cash and foreign currency at beginning of period	1,567,313

Cash and foreign currency at end of period	$677,970

Cash Flow Information:
Cash paid during the period for interest	$88,056

Noncash Financing Activities:
Capital shares issued in reinvestment of dividends paid to shareholders	$2,346,089

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights

	BlackRock Balanced Capital Portfolio

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31,

			2009		2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$13.20		$11.43		$16.25	$15.83	$14.24	$13.95

Net investment income[1]	0.16		0.34		0.43	0.44	0.40	0.31
Net realized and unrealized gain (loss)	(0.59)		1.79		(4.80)	0.45	1.61	0.31

Net increase (decrease) from investment operations	(0.43)		2.13		(4.37)	0.89	2.01	0.62

Dividends from net investment income	—		(0.36)		(0.45)	(0.47)	(0.42)	(0.33)

Net asset value, end of period	$12.77		$13.20		$11.43	$16.25	$15.83	$14.24

Total Investment Return:[2]
Based on net asset value	(3.26)%	[3]	18.64%		(26.84)%	5.64%	14.09%	4.45%

Ratios to Average Net Assets:
Total expenses	0.56%	[4]	0.46%		0.50%	0.41%	0.42%	0.42%

Total expenses after fees waived	0.56%	[4]	0.46%		0.50%	0.41%	0.42%	0.42%

Total expenses after fees waived and excluding
interest expense	0.45%	[4]	0.45%		0.42%	0.41%	0.42%	0.42%

Net investment income	2.35%	[4]	2.84%		2.99%	2.63%	2.69%	2.19%

Supplemental Data:
Net assets, end of period (000)	$499,882		$549,968		$524,698	$809,360	$862,210	$847,520

Portfolio turnover	323%	[5]	461%	[6]	383% [7]	451%	113%	90%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 253%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 335%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 283%.

	BlackRock Capital Appreciation Portfolio

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31,

			2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$23.20		$16.99	$28.05	$23.55	$22.69	$21.19

Net investment income[1]	0.06		0.14	0.17	0.17	0.21	0.19
Net realized and unrealized gain (loss)	(1.89)		6.22	(11.06)	4.50	0.88	1.52

Net increase (decrease) from investment operations	(1.83)		6.36	(10.89)	4.67	1.09	1.71

Dividends from net investment income	—		(0.15)	(0.17)	(0.17)	(0.23)	(0.21)

Net asset value, end of period	$21.37		$23.20	$16.99	$28.05	$23.55	$22.69

Total Investment Return:[2]
Based on net asset value	(7.89)%	[3]	37.40%	(38.81)%	19.83%	4.78%	8.06%

Ratios to Average Net Assets:
Total expenses	0.47%	[4]	0.49%	0.44%	0.43%	0.43%	0.43%

Total expenses after fees waived	0.47%	[4]	0.49%	0.44%	0.43%	0.43%	0.43%

Net investment income	0.50%	[4]	0.72%	0.71%	0.66%	0.90%	0.88%

Supplemental Data:

Net assets, end of period (000)	$139,043		$158,633	$127,953	$233,779	$228,741	$257,059

Portfolio turnover	34%		81%	116%	81%	75%	79%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

BlackRock Series Fund, Inc.
Financial Highlights (continued)

	BlackRock Global Allocation Portfolio

	Six Months Ended June 30, 2010[1] (Unaudited)		Year Ended December 31,

			2009[1]	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.32		$11.97	$17.95	$17.03	$16.35	$15.41

Net investment income[2]	0.17		0.34	0.38	0.40	0.43	0.37
Net realized and unrealized gain (loss)	(0.79)		2.35	(4.14)	2.65	2.32	1.29

Net increase (decrease) from investment operations	(0.62)		2.69	(3.76)	3.05	2.75	1.66

Dividends and distributions from:
Net investment income	—		(0.28)	(1.00)	(0.65)	(0.53)	(0.52)
Net realized gain	—		—	(1.22)	(1.48)	(1.54)	(0.20)
Tax return of capital	—		(0.06)	—	—	—	—

Total dividends and distributions	—		(0.34)	(2.22)	(2.13)	(2.07)	(0.72)

Net asset value, end of period	$13.70		$14.32	$11.97	$17.95	$17.03	$16.35

Total Investment Return:[3]
Based on net asset value	(4.33)%	[4]	22.59%	(20.75)%	17.96%	16.89% [5]	10.84%

Ratios to Average Net Assets:
Total expenses	0.51%	[6]	0.53%	0.60%	0.51%	0.50%	0.51%

Total expenses after fees waived	0.51%	[6]	0.51%	0.55%	0.51%	0.49%	0.49%

Total expenses after fees waived and excluding
dividend expense	0.50%	[6]	0.50%	0.50%	0.51%	0.49%	0.49%

Net investment income	2.38%	[6]	2.63%	2.31%	2.21%	2.47%	2.36%

Supplemental Data:
Net assets, end of period (000)	$282,046		$298,192	$256,591	$338,642	$305,221	$263,057

Portfolio turnover	24%		39%	53%	40%	102%	38%

[1]	Consolidated financial highlights.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	The previous investment advisor reimbursed the Portfolio related to a regulatory issue on an investment, which had a minimal impact on total investment return.
[6]	Annualized.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights (continued)

	BlackRock Government Income Portfolio

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31,

			2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.02		$11.75	$11.15	$11.20	$11.27	$11.41

Net investment income[1]	0.23		0.43	0.39	0.54	0.51	0.44
Net realized and unrealized gain (loss)	0.53		(0.62)	0.49	(0.04)	(0.06)	(0.05)

Net increase (decrease) from investment operations	0.76		(0.19)	0.88	0.50	0.45	0.39

Dividends and distributions from:
Net investment income	(0.23)		(0.51)	(0.28)	(0.55)	(0.52)	(0.53)
Net realized gain	—		(0.03)	—	—	—	—

Total dividends and distributions	(0.23)		(0.54)	(0.28)	(0.55)	(0.52)	(0.53)

Net asset value, end of period	$11.55		$11.02	$11.75	$11.15	$11.20	$11.27

Total Investment Return:[2]
Based on net asset value	7.11%	[3]	(1.61)%	8.01%	4.66%	4.10%	3.44%

Ratios to Average Net Assets:
Total expenses	0.66%	[4]	0.53%	0.67%	0.51%	0.44%	0.44%

Total expenses after fees waived	0.63%	[4]	0.51%	0.67%	0.50%	0.44%	0.44%

Total expenses after fees waived and excluding
interest expense	0.50%	[4]	0.49%	0.48%	0.48%	0.44%	0.44%

Net investment income	4.26%	[4]	3.76%	3.47%	4.93%	4.60%	3.85%

Supplemental Data:
Net assets, end of period (000)	$123,398		$124,496	$147,878	$154,590	$168,566	$182,900

Portfolio turnover	1,845%	[5]	2,598% [6]	6,059% [7]	2,313%	425%	79%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,508%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,947%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 5,555%.

	BlackRock High Income Portfolio

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31,

			2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$4.96		$3.56	$5.47	$5.76	$5.70	$6.09

Net investment income[1]	0.20		0.43	0.43	0.45	0.43	0.46
Net realized and unrealized gain (loss)	0.02		1.39	(1.91)	(0.29)	0.06	(0.34)

Net increase (decrease) from investment operations	0.22		1.82	(1.48)	0.16	0.49	0.12

Dividends from net investment income	(0.20)		(0.42)	(0.43)	(0.45)	(0.43)	(0.51)

Net asset value, end of period	$4.98		$4.96	$3.56	$5.47	$5.76	$5.70

Total Investment Return:[2]
Based on net asset value	4.47%	[3]	53.68%	(28.61)%	2.75%	8.98%	2.14%

Ratios to Average Net Assets:
Total expenses	0.68%	[4]	0.73%	0.66%	0.56%	0.53%	0.52%

Total expenses after fees waived	0.50%	[4]	0.49%	0.50%	0.50%	0.50%	0.50%

Net investment income	8.05%	[4]	9.91%	8.83%	7.84%	7.57%	7.78%

Supplemental Data:
Net assets, end of period (000)	$49,521		$50,103	$31,058	$50,823	$58,007	$58,147

Portfolio turnover	64%		107%	53%	55%	66%	33%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

BlackRock Series Fund, Inc.
Financial Highlights (continued)

	BlackRock Large Cap Core Portfolio

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31,

			2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$16.98		$14.02	$23.58	$25.18	$23.96	$21.25

Net investment income[1]	0.11		0.23	0.24	0.28	0.25	0.16
Net realized and unrealized gain (loss)	(1.59)		2.98	(9.21)	1.83	3.36	2.71

Net increase (decrease) from investment operations	(1.48)		3.21	(8.97)	2.11	3.61	2.87

Dividends and distributions from:
Net investment income	—		(0.25)	(0.23)	(0.29)	(0.26)	(0.16)
Net realized gain	—		—	(0.36)	(3.42)	(2.13)	—

Total dividends and distributions	—		(0.25)	(0.59)	(3.71)	(2.39)	(0.16)

Net asset value, end of period	$15.50		$16.98	$14.02	$23.58	$25.18	$23.96

Total Investment Return:[2]
Based on net asset value	(8.72)%	[3]	22.90%	(37.95)%	8.29%	15.06%	13.49%

Ratios to Average Net Assets:
Total expenses	0.46%	[4]	0.47%	0.45%	0.43%	0.43%	0.43%

Total expenses after fees waived	0.46%	[4]	0.47%	0.44%	0.43%	0.43%	0.43%

Net investment income	1.28%	[4]	1.54%	1.22%	1.05%	0.99%	0.72%

Supplemental Data:
Net assets, end of period (000)	$142,488		$167,566	$159,086	$311,244	$320,187	$307,946

Portfolio turnover	77%		150%	104%	74%	64%	80%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

	BlackRock Money Market Portfolio

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31,

			2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	—		0.0030	0.0278	0.0492	0.0460	0.0284
Net realized and unrealized gain	—		0.0000	0.0000	0.0002	0.0003	0.0001

Net increase from investment operations	—		0.0030	0.0278	0.0494	0.0463	0.0285

Dividends and distributions from:
Net investment income	—		(0.0031)	(0.0278)	(0.0492)	(0.0460)	(0.0284)
Net realized gain	—		(0.0000)	—	—	—	—

Total dividends and distributions	—		(0.0031)	(0.0278)	(0.0492)	(0.0460)	(0.0284)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return:[1]
Based on net asset value	0.00%	[2]	0.32%	2.83%	5.03%	4.66%	2.84%

Ratios to Average Net Assets:
Total expenses	0.45%	[3]	0.48%	0.43%	0.41%	0.41%	0.42%

Total expenses after fees waived	0.30%	[3]	0.45%	0.43%	0.41%	0.41%	0.42%

Net investment income	0.00%		0.32%	2.77%	4.92%	4.62%	2.82%

Supplemental Data:
Net assets, end of period (000)	$242,785		$263,584	$312,788	$301,754	$303,180	$303,999

[1]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

BlackRock Series Fund, Inc.
Financial Highlights (concluded)

	BlackRock Total Return Portfolio

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31,

			2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.79		$9.94	$11.37	$11.41	$11.45	$11.85

Net investment income[1]	0.26		0.55	0.54	0.55	0.52	0.44
Net realized and unrealized gain (loss)	0.43		0.88	(1.42)	(0.05)	(0.05)	(0.21)

Net increase (decrease) from investment operations	0.69		1.43	(0.88)	0.50	0.47	0.23

Dividends and distributions from:
Net investment income	(0.27)		(0.58)	(0.55)	(0.54)	(0.51)	(0.58)
Net realized gain	—		—	—	—	—	(0.05)
Tax return of capital	—		—	—	—	(0.00)[2]	—

Total dividends and distributions	(0.27)		(0.58)	(0.55)	(0.54)	(0.51)	(0.63)

Net asset value, end of period	$11.21		$10.79	$9.94	$11.37	$11.41	$11.45

Total Investment Return:[3]
Based on net asset value	6.57%	[4]	14.81%	(7.77)%	4.47%	4.37%	2.01%

Ratios to Average Net Assets:
Total expenses	0.78%	[5]	0.62%	0.57%	0.49%	0.52%	0.50%

Total expenses after fees waived	0.69%	[5]	0.52%	0.54%	0.49%	0.50%	0.49%

Total expenses after fees waived and excluding
interest expense	0.50%	[5]	0.50%	0.50%	0.49%	0.50%	0.49%

Net investment income	4.80%	[5]	5.35%	5.03%	4.88%	4.65%	3.73%

Supplemental Data
Net assets, end of period (000)	$90,002		$91,555	$106,108	$112,058	$116,151	$122,838

Portfolio turnover	582%	[6]	847% [7]	871% [8]	281%	312%	236%

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 437%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 568%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 607%.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Series Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company, offering eight separate portfolios (referred to as the “Portfolios” or individually as a “Portfolio”). The Fund is organized as a Maryland corporation. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers shares to insurance companies for their separate accounts to fund benefits under certain variable life insurance contracts.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Portfolios’ policy is to fair value their financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). BlackRock Money Market Portfolio securities are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security. The Portfolio seeks to maintain their net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio (formerly BlackRock Fundamental Growth Portfolio), BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio, and BlackRock Total Return Portfolio:

The Portfolios value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Portfolios’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Certain Portfolios value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Portfolios may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Portfolios’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Portfolios’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolios report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: Certain Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

Certain Portfolios may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”), including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Portfolios may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Portfolios may invest in floating rate loan interests. The floating rate loans the Portfolios hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Portfolios may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interest are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Portfolios consider these investments to be investments in debt securities for purposes of their investment policies.

When a Portfolio buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Portfolios may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Portfolios earn and/or pay facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Portfolios upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Portfolios may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Portfolios may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Portfolios having a contractual relationship only with the lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Portfolios may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolios’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Portfolios may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Portfolios’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

Mortgage Dollar Roll Transactions: Certain Portfolios may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. The Portfolios account for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Portfolios’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolios. For accounting purposes, treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Portfolios.

Repurchase Agreements: Certain Portfolios may invest in repurchase agreements. In a repurchase agreement, the Portfolio purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Portfolio could experience losses, delays and costs in liquidating the collateral.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Portfolios’ obligation to repurchase the securities.

Short Sales: Certain Portfolios may enter into short sale transactions in which the Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. When the Portfolio engages in a short sale, an amount equal to the proceeds received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Portfolio is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Statement of Operations. The Portfolio may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Portfolio may receive interest on its collateral deposited with the broker-dealer. The Portfolio is exposed to market risk based on the amount, if any, that the market value of

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price.

TBA Commitments: Certain Portfolios may enter into TBA commitments pursuant to which it agrees to purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for the mortgage-backed security. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Portfolios generally enter into TBA transactions with the intent to take possession of or deliver out the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, which is in addition to the risk of decline in the value of the Portfolios’ other assets.

Borrowed Bond Agreements: In a borrowed bond agreement, the Portfolio borrows securities from a third party, with the commitment that the securities will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to enable the Portfolio to settle short bond positions. To support the borrowing, the Portfolio’s prime broker or third party broker takes possession of collateral of securities or cash that will be released upon termination of the borrowing. The value of the underlying collateral securities or cash approximates the market value of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral in the possession of the Portfolio’s prime broker or third party broker is marked to market on a daily basis to ensure the adequacy of the collateral. In the event of default by the counterparty and the value of noncash collateral increases, the Portfolio’s amount of loss is the unrealized gain of the collateral. Full realization of the collateral by the Portfolio may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Portfolio may also experience delays in gaining access to the collateral.

Zero-Coupon Bonds: Certain Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Portfolios either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, financial futures contracts, foreign currency exchange contracts, swaps, short sales, options, structured options, written options and borrowed bonds), or certain borrowings (e.g., reverse repurchase agreements and treasury rolls) the Portfolios will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

Dividends and Distributions: BlackRock Money Market Portfolio declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income. Distributions of realized gain, if any, on investments are paid at least annually. For BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core portfolio, dividend and distributions paid by the Portfolios are recorded on the ex-dividend dates. For BlackRock Government Income Portfolio, BlackRock High Income Portfolio and BlackRock Total Return Portfolio, dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: Certain Portfolios may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Each Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Portfolios’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to each Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

Basis of Consolidation: The accompanying consolidated financial statements for BlackRock Global Allocation Portfolio include the accounts of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Portfolio, which primarily invests in commodity-related instruments. The Portfolio may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated.

2. Derivative Financial Instruments:

The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Portfolios’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Portfolio bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Portfolios do not give rise to counterparty credit risk, as options written obligate the Portfolios to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Portfolios may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Portfolio and each of its respective counterparties. The ISDA Master Agreement allows each Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolios’ net assets decline by a stated percentage or the Portfolios fail to meet the terms of its ISDA Master Agreements, which would cause the Portfolios to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Certain Portfolios purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or in the value of equity securities (equity risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Portfolios enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolios, help to manage the overall exposure to the currency backing some of the investments held by the Portfolios. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as an unrealized gain or loss. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform it obligations under the agreement.

Options: Certain Portfolios purchase and write call and put options to increase or decrease its exposure to underlying instruments (equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Portfolios purchase (write) an option, an amount equal to the premium paid (received) by the Portfolios is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Portfolios write a call option, such option is “covered,” meaning that the Portfolios hold the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Portfolios write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

The Portfolios also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Portfolios but not yet delivered, or committed or anticipated to be purchased by the Portfolios.

In purchasing and writing options, the Portfolios bear the risk of an unfavorable change in the value of the underlying instrument or the risk that a Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in a Portfolio purchasing or selling a security at a price different from the current market value.

Certain Portfolios invest in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Portfolio will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: Certain Portfolios enter into swap agreements, in which the Portfolios and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolios are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received on swaps are recorded as liabilities and are amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolios will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

  Credit default swaps—Certain Portfolios enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Portfolios enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which they are not otherwise exposed (as seller of protection). The

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

Portfolios may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Portfolios will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Portfolios will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

  Interest rate swaps—Certain Portfolios enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

  Total return swaps—Certain Portfolios enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party commits to pay interest in exchange for the total return (coupons plus capital gains/losses) of an underlying instrument. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolios will receive a payment from or make a payment to the counterparty.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Instruments as of June 30, 2010

	Asset Derivatives

		BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio

	Statements of Assets
	and Liabilities Location		Value

Interest rate contracts	Net unrealized appreciation/
	depreciation*; Unrealized
	appreciation on swaps;
	Investments at value—
	unaffiliated**	$8,261,246	—	$5,343,494	$4,771,444

Foreign currency exchange contracts	Unrealized appreciation
	on foreign currency
	exchange contracts	31,663	$186,720	—	10,228

Credit contracts	Unrealized appreciation
	on swaps	4,113	—	—	1,797

Equity contracts	Net unrealized appreciation/
	depreciation*; Investments
	at value—unaffiliated**	—	320,343	—	—

Other	Unrealized appreciation
	on swaps	87,823	—	—	36,763

Total		$8,384,845	$507,063	$5,343,494	$4,820,232

	Liability Derivatives

		BlackRock	BlackRock	BlackRock	BlackRock
		Balanced Capital	Global Allocation	Government Income	Total Return
		Portfolio	Portfolio	Portfolio	Portfolio

	Statements of Assets
	and Liabilities Location		Value

Interest rate contracts	Net unrealized appreciation/
	depreciation*/Unrealized
	depreciation on swaps/
	Options written—at value	$10,745,281	—	$5,821,894	$5,666,442

Foreign currency exchange contracts	Unrealized depreciation
	on foreign currency
	exchange contracts	—	$138,924	—	—

Credit contracts	Unrealized depreciation
	on swaps	451,338	—	—	238,980

Equity contracts	Net unrealized appreciation/
	depreciation*; Unrealized
	depreciation on swaps;
	Options written at value;
	Structured options at value	—	232,895	—	—

Total		$11,196,619	$371,819	$5,821,894	$5,905,422

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statement of Operations
Six Months Ended June 30, 2010

	Net Realized Gain (Loss) from

	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Total Return Portfolio

Interest rate contracts:
Financial futures contracts	$(309,168)	—	$(336,219)	—	$(397,774)
Swaps	180,756	—	(243,396)	—	92,205
Options***	890,588	—	(201,132)	—	275,190
Foreign currency exchange contracts:
Foreign currency exchange contracts	541,289	$(157,467)	—	—	164,409
Credit contracts:
Swaps	(655,915)	—	—	$1,176	(345,988)
Equity contracts:
Financial futures contracts	—	(924,810)	—	—	—
Options***	—	(615,737)	—	—	—
Swaps	—	130,022	—	—	—

Total	$647,550	$(1,567,992)	$(780,747)	$1,176	$(211,958)

	Net Change in Unrealized Appreciation/Depreciation on

	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio

Interest rate contracts:
Financial futures contracts	$(1,131,692)	—	$(349,658)	$(696,018)
Swaps	916,735	—	(86,730)	746,075
Options***	(1,760,028)	—	(2,772)	(1,063,966)
Foreign currency exchange contracts:
Foreign currency exchange contracts	(153,671)	$224,189	—	(46,692)
Credit contracts:
Swaps	584,971	—	—	313,273
Equity contracts:
Financial futures contracts	—	155,600	—	—
Options***	—	89,360	—	—
Swaps	—	(3,656)	—	—
Other contracts:
Swaps	87,823	—	—	36,763

Total	$(1,455,862)	$465,493	$(439,160)	$(710,565)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Total Return Portfolio

Financial futures contracts:
Average number of contracts purchased	113	33	240	—	27
Average number of contracts sold	363	51	461	—	246
Average notional value of contracts
purchased	$13,463,238	$2,191,150	$28,463,544	—	$3,266,788
Average notional value of contracts sold.	$68,534,354	$8,039,513	$91,858,519	—	$38,401,589
Foreign currency exchange contracts:
Average number of contracts—US
dollars purchased	3	41	3	—	2
Average number of contracts—US
dollars sold	1	29	1	—	—
Average US dollar amounts purchased	$2,159,298	$12,831,107	$2,159,298	—	$312,834
Average US dollar amounts sold	$1,055,426	$9,078,730	$1,055,426	—	—
Options:
Average number of contracts purchased	296	5	244	—	124
Average number of contracts sold	254	695	0	—	112
Average notional value of contracts
purchased	$144,210,000	$112,500	$46,495,000	—	$57,614,250
Average notional value of contracts sold	$125,105,000	$2,067,500	—	—	$69,396,500
Structured options:
Average number of units	—	1,150	—	—	—
Average notional value	—	$1,352,546	—	—	—
Credit default swaps:
Average number of contracts—buy
protection	31	—	—	1	30
Average number of contracts—sell
protection	1	—	—	—	1
Average notional value—buy protection	$11,082,500	—	—	$133,500	$5,217,000
Average notional value—sell protection.	$1,430,000	—	—	—	$850,000
Interest rate swaps:
Average number of contracts—pays
fixed rate	28	—	33	—	35
Average number of contracts—receives
fixed rate	33	—	36	—	37
Average notional value—pays fixed rate	$94,837,500	—	$99,440,000	—	$55,775,000
Average notional value—receives
fixed rate	$120,950,000	—	$96,750,000	—	$67,100,000
Total return swaps:
Average number of contracts	1	3	2	—	1
Average notional value	$2,150,000	$1,764,884	$3,573,398	—	$900,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

the Manager a monthly fee at the following annual rates of the eight combined Portfolio’s aggregate average daily net assets as follows:

Portfolio of average daily value of net assets	Rate

Not exceeding $250 million	0.50%
In excess of $250 million,
but not exceeding $300 million	0.45%
In excess of $300 million,
but not exceeding $400 million	0.40%
In excess of $400 million,
but not exceeding $800 million	0.35%
In excess of $800 million	0.30%

The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Portfolios that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager entered into sub-advisory agreements on behalf of the Fund with BlackRock Financial Management, Inc. (“BFM”), BlackRock Investment Management, LLC (“BIM”), BlackRock International Limited (“BIL”) and BlackRock Institutional Management Corporation, Inc. (“BIMC”), as applicable, each affiliates of the Manager, as follows:

Sub-Advisors

BlackRock Balanced Capital Portfolio	BIM and BFM
BlackRock Capital Appreciation Portfolio	BIM
BlackRock Global Allocation Portfolio	BIM and BIL
BlackRock Government Income Portfolio	BFM
BlackRock High Income Portfolio	BFM
BlackRock Large Cap Core Portfolio	BIM
BlackRock Money Market Portfolio	BIMC
BlackRock Total Return Portfolio	BFM

Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the Manager’s investment advisory fee paid by each Portfolio to the Manager.

The Manager contractually agreed to waive or reimburse fees or expenses, in order to limit expenses as a percentage of average daily net assets for each portfolio (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses). The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until May 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees.

The current expense limitations as a percentage of net assets are as follows:

BlackRock Balanced Capital Portfolio	0.50%
BlackRock Capital Appreciation Portfolio	0.57%
BlackRock Global Allocation Portfolio	0.57%
BlackRock Government Income Portfolio	0.50%
BlackRock High Income Portfolio	0.50%
BlackRock Large Cap Core Portfolio	0.50%
BlackRock Money Market Portfolio	0.50%
BlackRock Total Return Portfolio	0.50%

The following Portfolios had waivers that are included in fees waived by advisor in the Statements of Operations. For the six months ended June 30, 2010, the amounts were as follows:

	Fees Earned	Fees Waived

BlackRock Government
Income Portfolio	$212,026	$14,130
BlackRock High Income Portfolio	$ 83,574	$43,243
BlackRock Total Return Portfolio	$156,500	$37,782

The Manager voluntarily agreed to waive a portion of its investment advisory fee and/or reimburse operating expenses to enable BlackRock Money Market Portfolio to maintain minimum levels of net investment income. This amount is shown as fees waived by advisor in the Statements of Operations. The Manager may discontinue this waiver or reimbursement at any time.

The Manager agreed to waive its advisory fees by the amount of investment advisory fees certain Portfolios pay to the Manager indirectly through their investment in affiliated money market funds. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended June 30, 2010, the amounts were as follows:

Fees Waived by Manager

BlackRock Balanced Capital Portfolio	$1,155
BlackRock Capital Appreciation Portfolio	$286
BlackRock Global Allocation Portfolio	$37
BlackRock Government Income Portfolio	$2,279
BlackRock High Income Portfolio	$421
BlackRock Large Cap Core Portfolio	$35

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

For the six months ended June 30, 2010, each Portfolio reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock Balanced Capital Portfolio	$5,414
BlackRock Capital Appreciation Portfolio	$1,434
BlackRock Global Allocation Portfolio	$2,825
BlackRock Government Income Portfolio	$1,573
BlackRock High Income Portfolio	$451
BlackRock Large Cap Core Portfolio	$1,536
BlackRock Money Market Portfolio	$2,413
BlackRock Total Return Portfolio	$863

The Fund, on behalf of the Portfolios, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock.

The Fund received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statements of Assets and Liabilities as securities loaned and collateral on securities loaned, at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Portfolios on such investments is shown as securities lending—affiliated in the Statements of Operations. For the six months ended June 30, 2010, BIM received securities lending agent fees as follows:

BlackRock Balanced Capital Portfolio	$1,517
BlackRock Capital Appreciation Portfolio	$1,716
BlackRock Global Allocation Portfolio	$66
BlackRock Large Cap Core Portfolio	$870

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Administrator. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Portfolios are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2010, were as follows:

	Purchases	Sales

BlackRock Balanced
Capital Portfolio	$1,463,400,600	$1,453,016,032
BlackRock Capital
Appreciation Portfolio.	$51,362,840	$59,094,942
BlackRock Global
Allocation Portfolio	$45,093,271	$49,567,447
BlackRock Government
Income Portfolio	$1,949,173,989	$1,999,218,978
BlackRock High
Income Portfolio	$30,734,374	$32,438,792
BlackRock Large Cap
Core Portfolio	$124,314,731	$134,275,226
BlackRock Total
Return Portfolio	$515,054,549	$498,551,133

Purchases and sales of US government securities for the six months ended June 30, 2010, were as follows:

	Purchases	Sales

BlackRock Balanced
Capital Portfolio	$435,533,860	$459,514,376
BlackRock Global
Allocation Portfolio	$19,615,646	$19,664,890
BlackRock Government
Income Portfolio	$760,406,053	$748,002,227
BlackRock Total
Return Portfolio	$214,045,037	$216,092,719

For the six months ended June 30, 2010, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales

BlackRock Balanced
Capital Portfolio	$410,732,129	$411,269,414
BlackRock Government
Income Portfolio	$495,787,953	$496,172,719
BlackRock Total
Return Portfolio	$177,051,524	$177,338,141

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

Transactions in options written for the six months ended June 30, 2010 were as follows:

	Calls		Puts

BlackRock Balanced Capital Portfolio	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of period	49	$2,033,860	277	$3,298,094
Options written	173	2,510,599	106	2,541,209
Options closed	(31)	(1,197,206)	(196)	(2,409,194)
Options expired	(36)	(986,210)	(98)	(1,071,771)

Outstanding options, end of period	155	$2,361,043	89	$2,358,338

	Calls		Puts

BlackRock Global Allocation Portfolio	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of period	833	$271,125	106	$103,887
Options written	564	107,732	19	16,078
Options exercised	(533)	(178,059)	—	—
Options closed	(170)	(81,307)	—	—
Options expired	(251)	(61,109)	(106)	(103,887)

Outstanding options, end of period	443	$58,382	19	$16,078

As of June 30, 2010 for BlackRock Global Allocation Portfolio, the value of portfolio holdings subject to covered call options written was $858,049.

	Calls		Puts

BlackRock Total Return Portfolio	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of period	25	$916,810	132	$1,521,552
Options written	52	631,349	26	635,115
Options closed	(5)	(192,771)	(85)	(769,210)
Options exercised	(7)	(216,465)	(3)	(91,100)
Options expired	(5)	(106,064)	(39)	(264,832)

Outstanding options, end of period	60	$1,032,859	31	$1,031,525

5. Commitments:

The Portfolios invest in floating rate loans. In connection with these investments, the Portfolios may also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Portfolios to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolios earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of June 30, 2010, the Portfolios had the following unfunded loan commitments:

BlackRock High Income Portfolio	Unfunded Commitment	Value of Underlying Loan

Delphi Holdings LLP	$64,451	$60,262

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

6. Borrowings:

The Fund, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Portfolios may borrow under the credit agreement to fund shareholder redemptions. The Portfolios paid their pro-rata share of a 0.02% upfront fee on the aggregate commitment amount which was allocated to each Portfolio based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Portfolios did not borrow under the credit agreement during the six months ended June 30, 2010.

For the six months ended June 30, 2010, the Portfolios’ daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury rolls and the daily weighted average interest rate were as follows:

	Average Borrowings (000)	Daily Weighted Average Interest Rate

BlackRock Balanced
Capital Portfolio	$51,803	1.17%
BlackRock Government
Income Portfolio	$54,434	0.30%
BlackRock Total Return Portfolio	$32,003	0.55%

7. Capital Loss Carryforwards:

As of December 31, 2009, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio

2010	—	$61,514,097	—	—	$10,420,967	—	—
2011	$18,456,704	35,877,169	—	—	9,089,143	—	—
2013	—	—	—	—	1,975,092	—	—
2014	—	—	—	—	664,870	—	$455,164
2016	10,384,594	117,171	—	—	2,675,598	$17,479,224	727,271
2017	82,178,280	29,231,632	$10,912,464	$1,856,146	3,081,614	34,599,567	5,909,376

Total	$111,019,578	$126,740,069	$10,912,464	$1,856,146	$27,907,284	$52,078,791	$7,091,811

8. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Portfolio.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

Certain Portfolios invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

BlackRock Capital Appreciation Portfolio invests a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

BlackRock Global Allocation Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedule of Investments for concentrations in specific countries.

As of June 30, 2010, BlackRock Global Allocation Portfolio had the following industry classifications:

Percent of
Long-Term
Industry	Investments

U.S. Treasury Obligations	11%
Oil, Gas & Consumable Fuels	10
Metals & Mining	8
Foreign Agency Obligations	7
Pharmaceuticals	5
Other*	59

*	All other industries held were each less than 5% of long-term investments.

9. Capital Share Transactions:

Transactions in capital shares were as follows:

	BlackRock		BlackRock
	Balanced Capital Portfolio		Capital Appreciation Portfolio
Six Months Ended June 30, 2010	Shares	Amount	Shares	Amount

Shares sold	78,544	$1,082,639	88,895	$2,079,528
Shares redeemed	(2,592,490)	(34,992,629)	(420,733)	(9,791,256)

Net decrease	(2,513,946)	$(33,909,990)	(331,838)	$(7,711,728)

	BlackRock		BlackRock
	Global Allocation		Government		BlackRock
	Portfolio		Income Portfolio		High Income Portfolio
Six Months Ended June 30, 2010	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	782,047	$11,228,224	892,743	$10,000,341	3,380,887	$16,907,855
Shares issued to shareholders in
reinvestment of dividends	—	—	248,351	2,758,603	412,746	2,076,181

Total issued	782,047	11,228,224	1,141,094	12,758,944	3,793,633	18,984,036
Shares redeemed	(1,019,487)	(14,505,181)	(1,755,738)	(19,689,298)	(3,936,787)	(19,670,935)

Net decrease	(237,440)	$(3,276,957)	(614,644)	$(6,930,354)	(143,154)	$(686,899)

	BlackRock		BlackRock		BlackRock
	Large Cap Core Portfolio		Money Market Portfolio		Total Return Portfolio
Six Months Ended June 30, 2010	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	138,721	$2,405,873	38,277,696	$38,277,696	279,197	$3,063,645
Shares issued to shareholders in
reinvestment of dividends	—	—	—	—	214,442	2,346,089

Total issued	138,721	2,405,873	38,277,696	38,277,696	493,639	5,409,734
Shares redeemed	(813,854)	(14,059,353)	(59,078,131)	(59,078,131)	(950,644)	(10,445,566)

Net decrease	(675,133)	$(11,653,480)	(20,800,435)	$(20,800,435)	(457,005)	$(5,035,832)

BlackRock Series Fund, Inc.
Notes to Financial Statements (concluded)

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio

Year Ended December 31, 2009	Shares	Amount	Shares	Amount

Shares sold	92,857	$1,098,446	132,396	$2,486,627
Shares issued to shareholders in reinvestment of dividends	1,113,387	14,774,006	42,568	991,986

Total issued	1,206,244	15,872,452	174,964	3,478,613
Shares redeemed	(5,461,805)	(64,751,177)	(866,711)	(16,603,788)

Net decrease	(4,255,561)	$(48,878,725)	(691,747)	$(13,125,175)

	BlackRock Global Allocation Portfolio		BlackRock Government Income Portfolio		BlackRock High Income Portfolio

Year Ended December 31, 2009	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	1,310,329	$17,580,296	1,910,502	$21,765,201	3,176,728	$13,446,846
Shares issued to shareholders in reinvestment of dividends
and distributions	499,861	6,973,780	553,603	6,240,215	907,508	3,755,212

Total issued	1,810,190	24,554,076	2,464,105	28,005,416	4,084,236	17,202,058
Shares redeemed	(2,409,092)	(29,950,302)	(3,750,764)	(42,327,041)	(2,708,627)	(11,411,196)

Net increase (decrease)	(598,902)	$(5,396,226)	(1,286,659)	$(14,321,625)	1,375,609	$5,790,862

	BlackRock		BlackRock		BlackRock
	Large Cap Core Portfolio		Money Market Portfolio		Total Return Portfolio

Year Ended December 31, 2009	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	158,504	$2,378,296	53,440,858	$53,440,858	719,118	$7,544,209
Shares issued to shareholders in
reinvestment of dividends and distributions	145,528	2,440,199	943,716	943,716	513,733	5,179,334

Total issued	304,032	4,818,495	54,384,574	54,384,574	1,232,851	12,723,543
Shares redeemed	(1,783,094)	(25,683,170)	(103,577,792)	(103,577,792)	(3,419,833)	(34,412,150)

Net decrease	(1,479,062)	$(20,864,675)	(49,193,218)	$(49,193,218)	(2,186,982)	$(21,688,607)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Portfolios’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Portfolios’ paid a net investment income dividend on July 23, 2010 to Shareholders of record on July 21, 2010 as follows:

Dividend Per Share

BlackRock Balanced Capital Portfolio	$0.019474
BlackRock Capital Appreciation Portfolio	$0.004089
BlackRock Large Cap Core Portfolio	$0.039012

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Balanced Capital Portfolio (the “Balanced Capital Portfolio”), BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), BlackRock Global Allocation Portfolio (the “Global Allocation Portfolio”), BlackRock Government Income Portfolio (the “Government Income Portfolio”), BlackRock High Income Portfolio (the “High Income Portfolio”), BlackRock Large Cap Core Portfolio (the “Large Cap Core Portfolio”), BlackRock Money Market Portfolio (the “Money Market Portfolio”) and BlackRock Total Return Portfolio (the “Total Return Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Series Fund, Inc. (the “Corporation”), met on April 13, 2010 and May 11-12, 2010 to consider the approval of the Corporation’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; (b) BlackRock Financial Management, Inc.; (c) BlackRock International Limited; and (d) BlackRock Institutional Management Corporation (collectively, the “Sub-Advisors”) with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions, (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Subadvisory Agreements (continued)

with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fallout benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11-12, 2010 Board meeting.

At an in-person meeting held on May 11-12, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Subadvisory Agreements (continued)

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Balanced Capital Portfolio ranked in the fourth, third and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Balanced Capital Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the performance was affected by the underperformance of the Balanced Capital Portfolio’s equity segment due to its orientation, preference for growth visibility and valuation discipline kept it out of many of the high beta cyclical stocks that outperformed during 2009. In 2008, the Balanced Capital Portfolio’s fixed income segment detracted from aggregate performance due primarily to an overweight to high quality spread assets (agency and non-agency mortgages, commercial mortgage backed securities and asset backed securities) and an underweight to U.S. Treasuries.

The Board noted that the Capital Appreciation Portfolio ranked in the third, first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Global Allocation Portfolio ranked in the second, first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Government Income Portfolio ranked in the fourth, fourth and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Government Income Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the longer term performance has been significantly impacted by 2008’s underperformance, which was mainly due to the Government Income Portfolio’s traditionally above-benchmark exposure to agency mortgage-backed securities, and the Government Income Portfolio’s close to 20% allocation in non-government debt, most notably to the non-agency mortgage-backed securities and commercial mortgage-backed securities markets.

The Board noted that the High Income Portfolio ranked in the first, third and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the High Income Portfolio’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, there were a few specific bond issues that contributed to very weak performance in 2008, particularly impacting the High Income Portfolio’s overall three- and five-year performance.

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Subadvisory Agreements (continued)

The Board noted that the Large Cap Core Portfolio ranked in the fourth, third and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Large Cap Core Portfolio’s underperformance during the one- and three-year periods compared with its Peers. The Board was informed that, among other things, the Large Cap Core Portfolio’s fundamental orientation, preference for growth visibility and valuation discipline kept it out of many of the high beta cyclical stocks that outperformed during 2009. The Large Cap Core Portfolio’s holding in issuers focused on information technology, industrials, energy and consumer staples detracted from the Large Cap Core Portfolio’s performance for the three-year period.

The Board noted that the Money Market Portfolio ranked in the second, first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Total Return Portfolio ranked in the second, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Total Return Portfolio’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, performance in 2008 suffered primarily due to an overweight to high quality spread assets (agency and non-agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities) and an underweight to Treasuries.

The Board and BlackRock discussed BlackRock’s strategy for improving the Balanced Capital Portfolio’s, Government Income Portfolio’s, High Income Portfolio’s, Large Cap Core Portfolio’s and Total Return Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist each of these Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Subadvisory Agreements (concluded)

Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that each Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Funds increase. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, each Fund’s total net expenses.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the aggregate assets of the Funds increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the aggregate asset level of the Funds.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2011 and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Funds, as applicable, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BlackRock Series Fund, Inc.
Officers and Directors

Robert M. Hernandez, Chairman of the Board
   and Director
Fred G. Weiss, Vice Chairman of the Board,
Chairman of the Audit Committee and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
Richard R. West, Director
Anne Ackerley, President and Chief Executive Officer
Jeffrey Holland, CFA, Vice President
Brenday Kyne, Vice President
Brian Schmidt, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer of the Fund
Howard Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial Management, Inc.
New York, NY 10055

BlackRock Investment Management, LLC
Plainsboro, NJ 08536

BlackRock International Limited
Edinburgh, EH3 8JB, United Kingdom

BlackRock Institutional Management Corp.
Wilmington, DE 19809

Custodian
The Bank of New York Mellon1
New York, NY 10286

Brown Brothers Harriman & Co.2
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Co.
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Principal Office of the Fund
BlackRock Series Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For all Portfolios except BlackRock Global Allocation Portfolio.
[2]	For BlackRock Global Allocation Portfolio.

BlackRock Series Fund, Inc.
BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms NQ may also be obtained upon request, without charge, by calling (800) 441-7762.

Availability of Proxy Voting Polices and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) on http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Fund votes proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30, is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

59828-06/10

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11 (a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11 (b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a- 3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12 (b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer of
BlackRock Series Fund, Inc.

Date: September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley Chief Executive Officer (principal executive officer) of BlackRock Series Fund, Inc.

Date: September 2, 2010

By:	/s/ Neal J. Andrews

Neal J. Andrews Chief Financial Officer (principal financial officer) of BlackRock Series Fund, Inc.

Date:September 2, 2010